UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

          Filed by the Registrant                                          Filed by a Party other than the Registrant

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Definitive Proxy Statement
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Soliciting Material Pursuant to §.240.14a-12

CHEVRON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2016 Proxy Statement

Notice of 2016 Annual Meeting of Stockholders

to Be Held on May 25, 2016

Notice of the 2016 Annual Meeting of Stockholders

Wednesday, May 25, 2016

8:00 a.m. PDT

Chevron Park Auditorium, 6001 Bollinger Canyon Road, San Ramon, CA 94583-2324

Record Date

Wednesday, March 30, 2016

Agenda

•	Elect 11 Directors named in this Proxy Statement;

•	Vote on a Board proposal to ratify the appointment of the independent registered public accounting firm;

•	Vote on a Board proposal to approve, on an advisory basis, named executive officer compensation;

•	Vote on a Board proposal to approve an amendment to the Chevron Corporation Non-Employee Directors’ Equity Compensation and Deferral Plan;

•	Vote on eight Rule 14a-8 stockholder proposals, if properly presented; and

•	Transact any other business that may be properly brought before the Annual Meeting.

Admission

Stockholders or their legal proxy holders may attend the Annual Meeting. Due to space constraints and other security considerations, we are not able to admit the guests of either stockholders or their legal proxy holders.

Important Notice Regarding Admission to the 2016 Annual Meeting

Stockholders or their legal proxy holders who wish to attend the Annual Meeting must preregister with and obtain an admission ticket from Chevron’s Corporate Governance Department. Tickets will be distributed on a first-come, first-served basis. Requests for admission tickets must be received by Chevron no later than 5:00 p.m. PDT on Thursday, May 19, 2016. For complete instructions for preregistering and obtaining an admission ticket, see page 85 of this Proxy Statement.

Voting

Stockholders owning Chevron common stock at the close of business on Wednesday, March 30, 2016, or their legal proxy holders, are entitled to vote at the Annual Meeting. Please refer to pages 1 through 3 of this Proxy Statement for information about voting at the Annual Meeting.

Distribution of Proxy Materials

On Thursday, April 7, 2016, we will commence distributing to our stockholders (1) a copy of this Proxy Statement, a proxy card or voting instruction form, and our Annual Report (the proxy materials), (2) a Notice Regarding the Availability of Proxy Materials, with instructions to access our proxy materials and vote on the Internet, or (3) for stockholders who receive materials electronically, an email with instructions to access our proxy materials and vote on the Internet.

By Order of the Board of Directors,

Mary A. Francis

Corporate Secretary and Chief Governance Officer

Board Proposal to Ratify PricewaterhouseCoopers LLP as Independent Auditor for 2016 (Item 2 on the Proxy Card)	26
Auditor Review and Engagement	26
PwC’s Fees and Services	27
Audit Committee Preapproval Policies and Procedures	27
PwC’s Attendance at the Annual Meeting	27
Vote Required	27
Your Board’s Recommendation	27

Executive Compensation	28
Compensation Discussion and Analysis (CD&A)	28
Summary Compensation Table	47
Grants of Plan-Based Awards in Fiscal Year 2015	50
Outstanding Equity Awards at 2015 Fiscal Year-End	51
Option Exercises and Stock Vested in Fiscal Year 2015	52
Pension Benefits Table	53
Nonqualified Deferred Compensation Table	55
Potential Payments Upon Termination or Change-in-Control	57

Equity Compensation Plan Information	60

Stock Ownership Information	61
Security Ownership of Certain Beneficial Owners and Management	61
Section 16(a) Beneficial Ownership Reporting Compliance	61

Board Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation (Item 3 on the Proxy Card)	62
Vote Required	62
Your Board’s Recommendation	62

Board Proposal to Approve an Amendment to the Chevron Corporation Non-Employee Directors’ Equity Compensation and Deferral Plan (Item 4 on the Proxy Card)	63
Vote Required	65
Your Board’s Recommendation	65

Rule 14a-8 Stockholder Proposals (Items 5 through 12 on the Proxy Card)	65
Rule 14a-8 Stockholder Proposals	65
Vote Required	65
Your Board’s Recommendation	65
Stockholder Proposals	66

Additional Information	82
Notice and Access	82
Method and Cost of Soliciting and Tabulating Votes	82
Householding Information	82
Email Delivery of Future Proxy Materials	83
Stockholder of Record Account Maintenance	83
Submission of Stockholder Proposals for 2017 Annual Meeting	83
Preregistering for and Attending the Annual Meeting	85

Appendix A Reconciliation of Non-GAAP Financial Measures Referenced in the Compensation Discussion and Analysis	A-1

Appendix B Amendment Number One to the Chevron Corporation Non-Employee Directors’ Equity Compensation and Deferral Plan and Chevron Corporation Non-Employee Directors’ Equity Compensation and Deferral Plan	B-1

Voting Information

Chevron Corporation

6001 Bollinger Canyon Road

San Ramon, CA 94583-2324

Your Board of Directors is providing you with these proxy materials in connection with its solicitation of proxies to be voted at Chevron Corporation’s 2016 Annual Meeting of Stockholders to be held on Wednesday, May 25, 2016, at 8:00 a.m. PDT at Chevron Park Auditorium, 6001 Bollinger Canyon Road, San Ramon, California, and at any postponement or adjournment of the Annual Meeting.

In this Proxy Statement, Chevron and its subsidiaries may also be referred to as “we,” “our,” “the Company” or “the Corporation.”

Items of Business

Your Board is asking you to take the following actions at the Annual Meeting:

Item(s)	Your Board’s Recommendation	Vote Required
• Item 1: Elect 11 Directors named in this Proxy Statement	Vote FOR	Each Director nominee who receives a majority of the votes cast (i.e., the number of shares voted FOR a Director nominee must exceed the number of shares voted AGAINST that Director nominee, excluding abstentions) will be elected a Director, in an uncontested election.
• Item 2: Vote to ratify the appointment of the independent registered public accounting firm	Vote FOR	These items are approved if the number of shares voted FOR exceeds the number of shares voted AGAINST.
• Item 3: Vote to approve, on an advisory basis, named executive officer compensation	Vote FOR
• Item 4: Vote to approve an amendment to the Chevron Corporation Non-Employee Directors’ Equity Compensation and Deferral Plan	Vote FOR
• Items 5–12: Vote on eight stockholder proposals, if properly presented	Vote AGAINST

If you are a street name stockholder (i.e., you own your shares through a bank, broker, or other holder of record) and do not vote your shares, your bank, broker, or other holder of record can vote your shares at its discretion ONLY on Item 2. If you do not give your bank, broker, or other holder of record instructions on how to vote your shares on Item 1 or Items 3 through 12, your shares will not be voted on those matters. If you have shares in an employee stock or retirement benefit plan and do not vote those shares, the plan trustee or fiduciary may or may not vote your shares, in accordance with the terms of the plan. Any shares not voted on Item 1 or Items 3 through 12 (whether by abstention, broker nonvote, or otherwise) will have no impact on that particular item.

We are not aware of any matters that are expected to be presented for a vote at the Annual Meeting other than those described above. If any other matter should properly come before the Annual Meeting, the proxy holders identified below in the “Voting Information—Appointment of Proxy Holders” section of this Proxy Statement intend to vote the proxies in accordance with their best judgment. When conducting the Annual Meeting, the Chairman or his designee may refuse to allow a vote on any matter not made in compliance with our By-Laws and the procedures described in the “Additional Information—Submission of Stockholder Proposals for 2017 Annual Meeting” section of this Proxy Statement.

Vote Results

At the Annual Meeting, we will announce preliminary vote results for those items of business properly presented. Within four business days of the Annual Meeting, we will disclose the preliminary results (or final results, if available) in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission.

Chevron Corporation—2016 Proxy Statement	1

VOTING INFORMATION

Appointment of Proxy Holders

Your Board asks you to appoint John S. Watson, R. Hewitt Pate, and Mary A. Francis as your proxy holders, each with full power of substitution, to represent and to vote your shares at the Annual Meeting. You make this appointment by voting the proxy card provided to you using one of the voting methods described in “How to Vote” in this section.

If you sign and return a proxy card with voting instructions, the proxy holders will vote your shares as you direct on the matters described in this Proxy Statement. If you sign and return a proxy card without voting instructions, they will vote your shares as recommended by your Board.

Unless you indicate otherwise on the proxy card, you also authorize the proxy holders to vote your shares on any matters that are not known by your Board as of the date of this Proxy Statement and that may be properly presented for action at the Annual Meeting.

Record Date; Who Can Vote

Stockholders owning Chevron common stock at the close of business on Wednesday, March 30, 2016, the Record Date, or their legal proxy holders, are entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 1,884,702,387 shares of Chevron common stock outstanding. Each outstanding share of Chevron common stock is entitled to one vote.

Quorum

A quorum, which is a majority of the outstanding shares of Chevron common stock as of the Record Date, must be present to hold the Annual Meeting. A quorum is calculated based on the number of shares represented at the meeting, either by the stockholders attending in person or by the proxy holders. If you indicate an abstention as your voting preference in any matter, your shares will be counted toward a quorum, but will not be voted on any such matter.

How to Vote

Stockholders can vote by mail, telephone, Internet, or in person at the Annual Meeting.

Stockholders of Record	Street Name Stockholders	Employee Plan Participants

If you hold your shares in your own name as reflected in the records of Chevron’s transfer agent, Computershare Shareowner Services LLC, you can most conveniently vote by telephone, Internet, or mail. Please review the voting instructions on your proxy card.

If you vote by telephone or on the Internet, you do not need to return your proxy card. Telephone and Internet voting are available 24 hours a day and will close at 11:59 p.m. EDT on Tuesday, May 24, 2016.

You can vote in person at the Annual Meeting by completing, signing, dating, and returning your proxy card during the meeting.

If you own your shares through a bank, broker, or other holder of record, you can most conveniently vote by telephone, Internet, or mail. Please review the voting instructions on your voting instruction form.

If you vote by telephone or on the Internet, you do not need to return your voting instruction form. Telephone and Internet voting are available 24 hours a day and will close at 11:59 p.m. EDT on Tuesday, May 24, 2016.

You can vote in person at the Annual Meeting ONLY if you obtain and present a proxy, executed in your favor, from the bank, broker, or other holder of record of your shares.

If you own your shares through participation in a Chevron employee stock or retirement benefit plan, you can most conveniently vote by telephone, Internet, or mail. Please review the voting instructions contained in the email sent to your work address or in the materials you receive through the mail.

All votes must be received by the plan trustee or fiduciary by 11:59 p.m. EDT on Friday, May 20, 2016, or other cutoff date as determined by the plan trustee or fiduciary.

You can vote in person at the Annual Meeting ONLY if you obtain and present a proxy, executed in your favor, from the trustee or fiduciary of the plan through which you hold your shares.

We encourage you to vote by telephone or on the Internet. Both are designed to record your vote immediately and enable you to confirm that your vote has been properly recorded.

2	Chevron Corporation—2016 Proxy Statement

VOTING INFORMATION

Revoking Your Proxy or Voting Instructions

Stockholders can revoke their proxy or voting instructions as follows.

Stockholders of Record	Street Name Stockholders	Employee Plan Participants
• Send a written statement revoking your proxy to: Chevron Corporation, Attn: Corporate Secretary and Chief Governance Officer, 6001 Bollinger Canyon Road, San Ramon, CA 94583-2324;	Notify your bank, broker, or other holder of record in accordance with that entity’s procedures for revoking your voting instructions.	Notify the trustee or fiduciary of the plan through which you hold your shares in accordance with its procedures for revoking your voting instructions.
• Submit a proxy card with a later date and signed as your name appears on your account;
• Vote at a later time by telephone or the Internet; or
• Vote in person at the Annual Meeting.

Confidential Voting

Chevron has a confidential voting policy to protect the privacy of your votes. Under this policy, ballots, proxy cards, and voting instructions returned to banks, brokers, and other holders of record are kept confidential. Only the proxy solicitor, the proxy tabulator, and the Inspector of Election have access to the ballots, proxy cards, and voting instructions. Anyone who processes or inspects the ballots, proxy cards, and voting instructions signs a pledge to treat them as confidential. None of these persons is a Chevron Director, officer, or employee. The proxy solicitor and the proxy tabulator will disclose information taken from the ballots, proxy cards, and voting instructions only in the event of a proxy contest or as otherwise required by law.

Chevron Corporation—2016 Proxy Statement	3

Election of Directors (Item 1 on the Proxy Card)

Your Board is nominating the 11 individuals identified below for election as Directors.

Directors are elected annually and serve for a one-year term or until their successors are elected. If any nominee is unable to serve as a Director—a circumstance we do not anticipate—the Board by resolution may reduce the number of Directors or choose a substitute. Your Board has determined that each non-employee Director is independent in accordance with the New York Stock Exchange (NYSE) Corporate Governance Standards and that no material relationship exists that would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director.

Director Election Requirements

Each Director nominee who receives a majority of the votes cast (i.e., the number of shares voted FOR a Director nominee must exceed the number of shares voted AGAINST that Director nominee, excluding abstentions) will be elected a Director, in an uncontested election.

Under Chevron’s By-Laws, in an uncontested election any Director nominee who receives more AGAINST votes than FOR votes must submit an offer of resignation to the Board. The Board Nominating and Governance Committee must then consider all relevant facts and circumstances, including the Director’s qualifications and past and expected future contributions, the overall composition of the Board, and whether Chevron would meet regulatory or similar requirements without the Director, and make a recommendation to the Board on the action to take with respect to the offer of resignation.

Director Qualifications and Nomination Processes

The Board Nominating and Governance Committee (the Committee) is responsible for recommending to the Board the qualifications for Board membership and for identifying, assessing, and recommending qualified Director candidates for the Board’s consideration. The Board membership qualifications and nomination procedures are set forth in Chevron’s Corporate Governance Guidelines, which are available on our website at www.chevron.com.

All Directors should have the following attributes:

•	the highest professional and personal ethics and values, consistent with The Chevron Way and our Business Conduct and Ethics Code, both of which are available on Chevron’s website at www.chevron.com;

•	a commitment to building stockholder value;

•	business acumen and broad experience and expertise at the policy-making level in one or more of the areas of particular consideration indicated below;

•	the ability to provide insights and practical wisdom based on the individual’s experience or expertise;

•	sufficient time to effectively carry out duties as a Director; and

•	independence (at least a majority of the Board must consist of independent Directors, as defined by the NYSE Corporate Governance Standards).

The Committee uses a skills and qualifications matrix to ensure that the Board maintains a balance of knowledge and experience. The Committee regularly reviews the appropriate skills and characteristics required of Directors in the context of the current composition of the Board, the operating requirements of the Company, and the long-term interests of stockholders.

When conducting its review of the appropriate skills and qualifications desired of Directors, the Committee particularly considers:

•	leadership experience in business as a chief executive officer, senior executive, or leader of significant business operations;

•	expertise in science, technology, engineering, research, or academia;

•	extensive knowledge of governmental, regulatory, legal, or public policy issues;

•	expertise in finance, financial disclosure, or financial accounting;

•	experience in global business or international matters;

•	experience in environmental affairs;

•	service as a public company director;

•	diversity of age, gender, and ethnicity; and

•	such other factors as the Committee deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience, background, and capability.

The Committee considers Director candidates suggested for nomination to the Board from stockholders, Directors, and other sources. Directors periodically suggest possible candidates, and from time to time, the Committee may engage a third-party consultant to assist in identifying potential candidates. The Committee has retained Russell Reynolds Associates to assist it with identifying potential candidates. Russell Reynolds has interviewed current Directors, evaluated the Board’s current and future makeup and needs, and worked with the Committee to develop a list of potential candidates.

4	Chevron Corporation—2016 Proxy Statement

ELECTION OF DIRECTORS

The Committee considers all potential nominees recommended by our stockholders.

•

Stockholders may recommend potential nominees by writing to the Corporate Secretary potential nominees at 6001 Bollinger Canyon Road, San Ramon, CA 94583-2324, stating the candidate’s name and qualifications for Board membership.

•	When considering potential nominees recommended by stockholders, the Committee follows the same Board membership qualifications evaluation and nomination procedures discussed in this section.

In addition, a qualifying stockholder (or stockholders) may nominate director nominees for inclusion in our Proxy Statement if the nominating stockholder satisfies the requirements specified in our proxy access By-Laws, which are described in the “Corporate Governance” and “Additional Information—Submission of Stockholder Proposals for 2017 Annual Meeting” sections of this Proxy Statement.

Nominees for Director

Carl Ware will retire from the Board, effective as of the 2016 Annual Meeting. For the 2016 Annual Meeting, the Committee recommended and the Board concurred with a Board size of 11 Directors. Each of the Director nominees is a current Director.

Your Board recommends that you vote FOR each of these Director nominees.

Alexander B. Cummings Jr. Retired Executive Vice President and Chief Administrative Officer, The Coca-Cola Company Age: 59 Director Since: December 2014 Independent: Yes	Chevron Committees: • Audit – audit committee financial expert Current Public Company Directorships: • Coca-Cola Bottling Co. Consolidated

Prior Public Company Directorships (within last five years):

• None

Other Directorships and Memberships:

• African Leadership Foundation

• CARE USA

• Clark Atlanta University (Chair)

• Cummings Africa Foundation (Founder and Chair)

• S.C. Johnson & Son, Inc.

Mr. Cummings was Executive Vice President and Chief Administrative Officer of The Coca-Cola Company, the world’s largest beverage manufacturer, from 2008 until his retirement in March 2016. He served as President and Chief Operating Officer of The Coca-Cola Company’s Africa Group from 2001 until 2008 and was President of the North & West Africa Division from 2000 to 2001. Mr. Cummings joined The Coca-Cola Company in 1997 as Region Manager, Nigeria. Prior to that, he held various management positions with The Pillsbury Company, a food services and manufacturing company, including Vice President of Finance for Pillsbury International.

Skills and Qualifications

Business Leadership / Operations: Served eight years as EVP and CAO of The Coca-Cola Company. At Coca-Cola, responsible for key global corporate functions including legal, human resources, community engagement, and strategic planning.

Finance: Nearly two decades of financial responsibility and experience at The Coca-Cola Company. Former VP of Finance for Pillsbury International.

Global Business / International Affairs: Served as President and COO of The Coca-Cola Company’s Africa Group and President of the North & West Africa Division. Founder and Chairman of the Cummings Africa Foundation, which aims to empower and uplift Africans in education, health and agriculture, and a director of the African Leadership Foundation.

Science / Technology / Engineering: As EVP and CAO of The Coca-Cola Company, responsible for key global corporate functions, including information technology, sustainability, research and development, product integrity, innovation, and procurement.

Chevron Corporation—2016 Proxy Statement	5

ELECTION OF DIRECTORS

Linnet F. Deily Former Deputy U.S. Trade Representative and U.S. Ambassador to the World Trade Organization Age: 70 Director Since: January 2006 Independent: Yes	Chevron Committees: • Board Nominating and Governance • Public Policy (Chair) Current Public Company Directorships: • Honeywell International Inc.

Prior Public Company Directorships (within last five years):

• None

Other Directorships and Memberships:

• Episcopal Health Foundation (Chair)

• Houston Endowment, Inc.

• Houston Museum of Fine Arts

• Houston Zoo (Vice Chair)

• University of Texas MD Anderson Cancer Center Board of Visitors

Ms. Deily served as Deputy U.S. Trade Representative and U.S. Ambassador to the World Trade Organization (WTO) from 2001 until 2005. She was Vice Chairman of Charles Schwab Corporation, a brokerage and financial services company, from 2000 until 2001, President of Schwab Retail Group from 1998 until 2000, and President of Schwab Institutional Services for Investment Managers from 1996 until 1998. Prior to joining Schwab, Ms. Deily was Chairman, Chief Executive Officer, and President from 1990 until 1996 and President and Chief Operating Officer from 1988 until 1990 of First Interstate Bank of Texas.

Skills and Qualifications

Business Leadership / Operations: Former Vice Chairman, Charles Schwab; President, Schwab Retail Group; and President, Schwab Institutional Services for Investment Managers. Former Chairman, CEO, President, and COO, First Interstate Bank of Texas.

Environmental Affairs: As Deputy U.S. Trade Representative and U.S. Ambassador to the WTO, oversaw negotiation of various environmental issues.

Finance: More than 20 years of experience in the banking and financial services industry.

Global Business / International Affairs: Served as Deputy U.S. Trade Representative and U.S. Ambassador to the WTO. Current and former director of companies with international operations.

Government / Regulatory / Public Policy: More than 20 years of experience in the highly regulated banking and financial services industry. Served as Deputy U.S. Trade Representative and U.S. Ambassador to the WTO.

Robert E. Denham Partner, Munger, Tolles & Olson LLP Age: 70 Director Since: April 2004 Independent: Yes

Chevron Committees:

• Audit – audit committee financial expert

• Management Compensation

Current Public Company Directorships:

• Fomento Económico Mexicano, S.A. de C.V.

• The New York Times Company

• Oaktree Capital Group, LLC

Prior Public Company Directorships (within last five years):

• UGL Limited

• Wesco Financial Corporation

Other Directorships and Memberships:

• Good Samaritan Hospital of Los Angeles (Vice Chair)

• James Irvine Foundation

• MDRC

• New Village Girls Academy

• Professional Ethics Executive Committee of the American Institute of Certified Public Accountants (Public Member)

Mr. Denham has been a Partner of Munger, Tolles & Olson LLP, a law firm, since 1998 and from 1973 until 1991. He was Chairman and Chief Executive Officer of Salomon Inc, a financial services holding company, from 1992 until 1998. Mr. Denham joined Salomon in 1991, as General Counsel of Salomon and its subsidiary, Salomon Brothers.

Skills and Qualifications

Business Leadership / Operations: Served six years as CEO of Salomon Inc, whose principal businesses included investment banking and securities trading (Salomon Brothers), commodities trading (Phibro), and oil refining (Basis Petroleum).

Environmental Affairs: Former Trustee of Natural Resources Defense Council, an international environmental nonprofit organization that works to protect the world’s natural resources. Former Chairman of the John D. and Catherine T. MacArthur Foundation, which funds environmental and sustainable development programs. Unique experience with environmental issues by representing buyers and sellers in complex mergers and acquisitions.

Finance: Former CEO of global financial services company. Served as Chairman and President of the Financial Accounting Foundation. Has represented numerous buyers and sellers in complex mergers and acquisitions and financing transactions.

Government / Regulatory / Public Policy: Serves as a public member of the Professional Ethics Executive Committee of the American Institute of Certified Public Accountants. Served as presidential appointee to the APEC Business Advisory Council and the Bipartisan Commission on Entitlement and Tax Reform.

Legal: Partner of Munger, Tolles & Olson LLP. Extensive experience with mergers and acquisitions and strategic, financial, and corporate governance issues. Law degree from Harvard Law School.

6	Chevron Corporation—2016 Proxy Statement

ELECTION OF DIRECTORS

Alice P. Gast President, Imperial College London Age: 57 Director Since: December 2012 Independent: Yes	Chevron Committees: • Audit Current Public Company Directorships: • None

Prior Public Company Directorships (within last five years):

• None

Other Directorships and Memberships:

• Science Envoy to the Caucasus and Central Asia appointed by the U.S. Department of State

• King Abdullah University of Science and Technology in Thuwal, Saudi Arabia

• Global Science and Innovation Advisory Council to the Prime Minister of Malaysia

• The New York Academy of Sciences

Dr. Gast has been President of Imperial College London, a public research university specializing in science, engineering, medicine, and business, since 2014. She was President of Lehigh University, a private research university, from 2006 until 2014 and Vice President for Research, Associate Provost, and Robert T. Haslam Chair in Chemical Engineering at Massachusetts Institute of Technology from 2001 until 2006. Dr. Gast was professor of chemical engineering at Stanford University and the Stanford Synchrotron Radiation Laboratory from 1985 until 2001.

Skills and Qualifications

Environmental Affairs: At Imperial College London, oversees environmental institutes and centers. At Lehigh University, presided over the establishment of STEPS, an initiative on science, technology, environment, policy, and society, and oversaw the university’s Environmental Advisory Group and emergency and crisis management planning, which included preparedness for environmental emergencies. Expertise in chemical and biological terrorism issues gained through service on several governmental committees.

Finance: Ten years of service as president of leading educational institutions, with ultimate responsibility for finance, fundraising, and endowment management.

Global Business / International Affairs: Appointed as a U.S. Science Envoy by the U.S. Department of State to advise on ways to foster and deepen relationships with the Caucasus and Central Asia. Appointed to the Singapore Ministry of Education’s Academic Research Council and to the Board of Trustees for the King Abdullah University of Science and Technology in Saudi Arabia. Serves on the Council on Competitiveness and on the Global Science and Innovation Advisory Council to the Prime Minister of Malaysia.

Government / Regulatory / Public Policy: Served on the Homeland Security Science and Technology Advisory Committee. Chaired the scientific review committee empaneled by the National Research Council at the request of the FBI to conduct an independent review of the investigatory methods used by the FBI in the criminal case involving the mailing of anthrax spores.

Research / Academia: More than three decades of service in academia and research at leading educational institutions.

Science / Technology / Engineering: M.A. and Ph.D. in chemical engineering from Princeton University. Former Vice President for Research, Associate Provost, and Robert T. Haslam Chair in Chemical Engineering at Massachusetts Institute of Technology and professor of chemical engineering at Stanford University and the Stanford Synchrotron Radiation Laboratory.

Chevron Corporation—2016 Proxy Statement	7

ELECTION OF DIRECTORS

Enrique Hernandez Jr. Chairman, Chief Executive Officer and President, Inter-Con Security Systems, Inc. Age: 60 Director Since: December 2008 Independent: Yes	Chevron Committees: • Management Compensation (Chair) • Public Policy Current Public Company Directorships: • McDonald’s Corporation • Nordstrom, Inc. • Wells Fargo & Company

Prior Public Company Directorships (within last five years):

• None

Other Directorships and Memberships:

• Catholic Community Foundation of Los Angeles

• Harvard College Visiting Committee

• Harvard University Resources Committee

• John Randolph Haynes and Dora Haynes Foundation

• University of Notre Dame

Mr. Hernandez has been Chairman, Chief Executive Officer, and President of Inter-Con Security Systems, Inc., a global provider of security services to local, state, federal, and foreign governments, utilities, and corporations, since 1986. He was Executive Vice President and Assistant General Counsel of Inter-Con from 1984 until 1986 and an associate of the law firm of Brobeck, Phleger & Harrison from 1980 until 1984.

Skills and Qualifications

Business Leadership / Operations: Three decades of service as CEO of Inter-Con Security Systems, Inc. Co-founder of Interspan Communications, a television broadcasting company.

Finance: Three decades of financial responsibility and experience at Inter-Con Security Systems, Inc. Audit committee member at McDonald’s Corporation (chair) and Wells Fargo & Company. Chair of the finance committee and risk committee at Wells Fargo & Company. Former audit committee member at Great Western Financial Corporation, Nordstrom, Inc., and Washington Mutual, Inc.

Global Business / International Affairs: CEO of a company that conducts business worldwide. Director of companies with international operations.

Government / Regulatory / Public Policy: Trustee of the John Randolph Haynes Foundation, which has funded hundreds of important urban studies in education, transportation, local government elections, public safety, and other public issues. Former appointee and Commissioner and President of the Los Angeles Police Commission. Served on the U.S. National Infrastructure Advisory Committee.

Legal: Served as EVP and Assistant General Counsel of Inter-Con Security Systems. Former litigation associate of the law firm of Brobeck, Phleger & Harrison. Law degree from Harvard Law School.

8	Chevron Corporation—2016 Proxy Statement

ELECTION OF DIRECTORS

Jon M. Huntsman Jr. Former U.S. Ambassador to China and former Governor of Utah Age: 56 Director Since: January 2014 Independent: Yes	Chevron Committees: • Board Nominating and Governance • Public Policy Current Public Company Directorships: • Caterpillar, Inc. • Ford Motor Company • Hilton Worldwide Holdings Inc.

Prior Public Company Directorships (within last five years):

• Huntsman Corporation

Other Directorships and Memberships:

• Brookings Institution

• Carnegie Endowment for International Peace

• National Committee on U.S.-China Relations

• No Labels (Co-Chair)

• Ronald Reagan Presidential Foundation and Library

• University of Pennsylvania

• U.S. Naval Academy Foundation

Governor Huntsman has been Chairman of the Atlantic Council, a nonprofit that promotes leadership and engagement in international affairs, since 2014 and Chairman of the Huntsman Cancer Foundation, a nonprofit organization that financially supports research, education, and patient care initiatives at Huntsman Cancer Institute at the University of Utah, since 2012. He was a candidate for the Republican nomination for president of the United States in 2011. Governor Huntsman served as U.S. Ambassador to China from 2009 until 2011 and two consecutive terms as Governor of Utah from 2005 until 2009. Prior to his service as Governor, he served as U.S. Ambassador to Singapore, Deputy U.S. Trade Representative, and Deputy Assistant Secretary of Commerce for Asia. Between these appointments, Governor Huntsman was employed by Huntsman Corporation, a global manufacturer and marketer of differentiated chemicals, in various capacities, including Vice Chairman, and as Chairman and Chief Executive Officer of Huntsman Holdings Corporation, until his resignation in 2005.

Skills and Qualifications

Business Leadership / Operations: Served eight years as Vice Chairman of Huntsman Corporation and Chairman and CEO of Huntsman Holdings Corporation.

Environmental Affairs: As Governor of Utah, oversaw environmental policy, including signing the Western Climate Initiative, by which Utah joined with other U.S. state governments to pursue targets for reduced greenhouse gas emissions. Significant experience overseeing environmental practices and related matters as Vice Chairman of Huntsman Corporation and Chairman and CEO of Huntsman Holdings Corporation.

Finance: Former executive officer of Huntsman Corporation and Huntsman Holdings Corporation.

Global Business / International Affairs: Chairman of the Atlantic Council. Trustee of the National Committee on US-China Relations and of the Carnegie Endowment for International Peace. Former U.S. Ambassador to China. Former two-term Governor of Utah. Former U.S. Ambassador to Singapore, Deputy U.S. Trade Representative, and Deputy Assistant Secretary of Commerce for Asia. Founding director of the Pacific Council on International Policy. Current and former director of companies with international operations.

Government / Regulatory / Public Policy: Former two-term Governor of Utah. Former Deputy U.S. Trade Representative and Deputy Assistant Secretary of Commerce for Asia. Co-Chair of No-Labels, a nonprofit organization that works across political party lines to reduce gridlock and create policy solutions.

Chevron Corporation—2016 Proxy Statement	9

ELECTION OF DIRECTORS

Charles W. Moorman IV Retired Chairman, Chief Executive Officer and President, Norfolk Southern Corporation Age: 64 Director Since: May 2012 Independent: Yes	Chevron Committees: • Audit (Chair) – audit committee financial expert Current Public Company Directorships: • Duke Energy

Prior Public Company Directorships (within last five years):

• Norfolk Southern Corporation

Other Directorships and Memberships:

• Hampton Roads Community Foundation

• National Academy of Engineering

• Nature Conservancy of Virginia (Chair)

• University of Virginia Medical Center Operating Board

• Virginia Business Council

Mr. Moorman is retired Chairman, Chief Executive Officer, and President of Norfolk Southern Corporation, a freight and transportation company. He served as Chairman of Norfolk Southern from 2006 until 2015, as Chief Executive Officer from 2004 until 2015, and President from 2004 until 2013. Prior to that, Mr. Moorman was Senior Vice President of Corporate Planning and Services from 2003 until 2004 and Senior Vice President of Corporate Services in 2003. Mr. Moorman joined Norfolk Southern in 1975.

Skills and Qualifications

Business Leadership / Operations: Served more than a decade as CEO of Norfolk Southern Corporation. Forty-year career with Norfolk Southern included numerous senior management and executive positions, with emphasis on operations.

Environmental Affairs: At Norfolk Southern Corporation, gained experience with environmental issues related to transportation of coal, automotive and industrial products. Serves as Virginia chapter chair of The Nature Conservancy, a global conservation organization. Served as a trustee of the Chesapeake Bay Foundation, whose mission is to protect the environmental integrity of the bay.

Finance: Former CEO of Fortune 500 company. More than three decades of financial responsibility and experience at Norfolk Southern Corporation.

Government / Regulatory / Public Policy: More than three decades of experience in the highly regulated freight and transportation industry.

Science / Technology / Engineering: Forty-year career with Norfolk Southern included numerous senior management and executive positions requiring expertise in engineering and technology. Norfolk Southern builds and maintains track and bridges, operates trains and equipment, and designs and manages complex information technology systems.

John G. Stumpf Chairman and Chief Executive Officer, Wells Fargo & Company Age: 62 Director Since: May 2010 Independent: Yes	Chevron Committees: • Board Nominating and Governance • Management Compensation Current Public Company Directorships: • Target Corporation • Wells Fargo & Company

Prior Public Company Directorships

(within last five years):

• None

Other Directorships and Memberships:

• The Clearing House

• Financial Services Roundtable

• Federal Reserve Board Advisory Council (as appointed representative of the Federal Reserve Bank of San Francisco)

Mr. Stumpf has been Chairman since 2010 and Chief Executive Officer since 2007 of Wells Fargo & Company, a diversified, financial services company. He also served as President from 2005 to 2015. Mr. Stumpf was Group Executive Vice President of Community Banking from 2002 to 2005. In 2000, he led the integration of Wells Fargo’s $23 billion acquisition of First Security Corporation. Beginning in 1982, Mr. Stumpf served in numerous executive capacities at Norwest Corporation, a diversified, financial services company, until its merger with Wells Fargo in 1998, at which time he became head of Wells Fargo’s Southwestern Banking Group.

Skills and Qualifications

Business Leadership / Operations: More than nine years of service as CEO of Wells Fargo & Company. More than three decades of senior management and executive positions in banking and financial services.

Environmental Affairs: As Chairman and CEO of Wells Fargo & Company, has implemented several environmental initiatives. Wells Fargo ranked as the top financial services company in LEED certified square footage (2015). As CEO of a major financial services company, oversees environmental risk exposure of investment portfolio.

Finance: CEO of Fortune 500 company. More than three decades of financial responsibility and experience in the banking and financial services industry. Member of the Federal Reserve Board Advisory Council.

Government / Regulatory / Public Policy: More than three decades of experience in the highly regulated banking and financial services industry.

10	Chevron Corporation—2016 Proxy Statement

ELECTION OF DIRECTORS

Ronald D. Sugar Retired Chairman and Chief Executive Officer, Northrop Grumman Corporation Lead Director since: 2015 Age: 67 Director Since: April 2005 Independent: Yes	Chevron Committees: • Board Nominating and Governance (Chair) • Management Compensation Current Public Company Directorships: • Air Lease Corporation • Amgen Inc. • Apple Inc.

Prior Public Company Directorships

(within last five years):

• None

Other Directorships and Memberships:

• Alliance College-Ready Public Schools

• BeyondTrust

• Boys & Girls Clubs of America

• Los Angeles Philharmonic Association

• National Academy of Engineering

• UCLA Anderson School of Management Board of Visitors

• University of Southern California

Dr. Sugar is a senior advisor to various businesses and organizations, including Ares Management LLC, a leading private investment firm; Bain & Company, a global consulting firm; Temasek Americas Advisory Panel, a private investment company based in Singapore; and the G100 Network and the World 50, peer-to-peer exchanges for current and former senior executives from some of the world’s largest companies. He was previously Chairman and Chief Executive Officer from 2003 until his retirement in 2010 and President and Chief Operating Officer from 2001 until 2003 of Northrop Grumman Corporation, a global security and defense company. He joined Northrop Grumman in 2001, having previously served as President and Chief Operating Officer of Litton Industries, Inc., a developer of military products, and earlier as an executive of TRW Inc., a developer of missile systems and spacecraft.

Skills and Qualifications

Business Leadership / Operations: Served seven years as CEO of Northrop Grumman Corporation. Senior management and executive positions, including service as COO, at Northrop Grumman, Litton Industries, Inc., and TRW Inc.

Environmental Affairs: As Chairman, CEO, and President of Northrop Grumman Corporation, oversaw environmental assessments and remediations at shipyards and aircraft and electronics factories.

Finance: Former CEO of Fortune 500 company. More than three decades of financial responsibility and experience at Northrop Grumman, Litton Industries, Inc. and TRW Inc. Current audit committee chair at Apple Inc. and former audit committee chair at Chevron.

Global Business / International Affairs: Former CEO of Fortune 500 company with extensive international operations. Current and former director of companies with international operations.

Government / Regulatory / Public Policy: At Northrop Grumman Corporation, a key government contractor, oversaw development of weapons and other technologies. Appointed by President of the United States to the National Security Telecommunications Advisory Committee. Former director of World Affairs Council of Los Angeles.

Science / Technology / Engineering: Ph.D. in electrical engineering from the University of California at Los Angeles. Served in a variety of senior management and executive positions at Northrop Grumman, Litton Industries, Inc., and TRW Inc., requiring expertise in engineering and technology. Director at Amgen Inc., a biotechnology company; Apple Inc., a manufacturer and seller of, among other things, personal computers, mobile communication and media devices; and BeyondTrust, a global cybersecurity company.

Chevron Corporation—2016 Proxy Statement	11

ELECTION OF DIRECTORS

Inge G. Thulin Chairman, President, and Chief Executive Officer, 3M Company Age: 62 Director Since: January 2015 Independent: Yes	Chevron Committees: • Board Nominating and Governance • Management Compensation Current Public Company Directorships: • 3M Company

Prior Public Company Directorships

(within last five years):

• The Toro Company

Other Directorships and Memberships:

• The Business Council

• Business Roundtable

• Council on Foreign Relations

• World Economic Forum, International Business Council

Mr. Thulin has been Chairman, President, and Chief Executive Officer of 3M Company, a diversified technology company, since 2012. He was Executive Vice President and Chief Operating Officer of 3M from 2011 until 2012, with responsibility for all of 3M’s business segments and international operations. From 2004 until 2011, Mr. Thulin was Executive Vice President of International Operations. He joined 3M Sweden in 1979, working in sales and marketing, and has held numerous leadership positions in Asia Pacific, Europe, and the Middle East, and across multiple businesses.

Skills and Qualifications

Business Leadership / Operations: Four years of service as CEO of 3M Company. More than three decades of experience in senior management and executive positions at 3M Company, including responsibility for international operations.

Environmental Affairs: As Chairman, President, and CEO of 3M Company, oversees all aspects of 3M’s environmental and sustainability policies and strategies, which include initiatives to address challenges like energy availability and security, raw material scarcity, human health, and environmental safety, education and development.

Finance: CEO of Fortune 500 company. More than three decades of financial responsibility and experience at 3M Company.

Global Business / International Affairs: Chairman, CEO, and President of Fortune 500 company with extensive international operations. At 3M Company, served as EVP for International Operations and Managing Director, 3M Russia. Member of the International Business Council of the World Economic Forum.

Science / Technology / Engineering: Has served in a variety of senior management and executive positions at 3M Company, requiring expertise in engineering and technology. 3M is a diversified technology company.

12	Chevron Corporation—2016 Proxy Statement

ELECTION OF DIRECTORS

John S. Watson Chairman and Chief Executive Officer, Chevron Corporation Age: 59 Director Since: December 2009 Independent: No	Chevron Committees: • None Current Public Company Directorships: • None

Prior Public Company Directorships

(within last five years):

• None

Other Directorships and Memberships:

• American Petroleum Institute

• American Society of Corporate Executives

• The Business Council

• Business Roundtable

• JPMorgan International Council

• National Petroleum Council

• University of California Davis Chancellor’s Board of Advisors

Mr. Watson has been Chairman and Chief Executive Officer of Chevron since 2010. He was Vice Chairman from 2009 until 2010 and Executive Vice President of Strategy and Development from 2008 until 2009. From 2005 until 2008, Mr. Watson was President of Chevron International Exploration and Production Company, and from 2001 until 2005, he was Chief Financial Officer. In 1998, he was named Vice President with responsibility for strategic planning and mergers and acquisitions. Mr. Watson joined Chevron in 1980.

Skills and Qualifications

Business Leadership / Operations: Six years of service as CEO of Chevron. As Vice Chairman, responsible for business development, mergers and acquisitions, strategic planning, corporate compliance, policy, government and public affairs. More than three decades of experience in senior management and executive positions at Chevron.

Environmental Affairs: As CEO of Chevron, oversees all aspects of Chevron’s environmental policies and strategies. Oversaw development of Chevron’s four environmental principles (include the environment in decision making; reduce environmental footprint; operate responsibly; steward sites), Operational Excellence Management System (a standardized approach for achieving outstanding environmental performance), and Environmental, Social and Health Impact Assessment (ESHIA) process for capital projects within Chevron’s operational control.

Finance: CEO of Fortune 500 company. Three decades of financial responsibility and experience at Chevron. Served as CFO. Led Chevron’s integration effort following its successful acquisition of Texaco Inc.

Global Business / International Affairs: CEO of Fortune 500 company with extensive international operations. Served as EVP of Strategy and Development, and President of Chevron International Exploration and Production Company. Member of JPMorgan International Council.

Government / Regulatory / Public Policy: More than three decades of experience in highly regulated industry. As CEO of Chevron, oversees all aspects of Chevron’s government, regulatory, and public policy affairs.

Vote Required

Each Director nominee who receives a majority of the votes cast (i.e., the number of shares voted FOR a Director nominee must exceed the number of shares voted AGAINST that Director nominee, excluding abstentions) will be elected a Director, in an uncontested election. Any shares not voted (whether by abstention or otherwise) will have no impact on the elections. If you are a street name stockholder and do not vote your shares, your bank, broker, or other holder of record cannot vote your shares at its discretion in these elections.

If the number of Director nominees exceeds the number of Directors to be elected—a circumstance we do not anticipate—the Directors shall be elected by a plurality of the shares present in person or by proxy at the Annual Meeting, or any adjournment or postponement thereof, and entitled to vote on the election of Directors.

Your Board’s Recommendation

Your Board recommends that you vote FOR the 11 Director nominees named in this Proxy Statement.

Chevron Corporation—2016 Proxy Statement	13

Director Compensation

Overview

Our compensation for non-employee Directors is designed to be competitive with other large, global energy companies and other large, capital-intensive, international companies; to link rewards to business results and stockholder returns; and to align stockholder and Director interests through increased Director ownership of Chevron common stock. We do not have a retirement plan for non-employee Directors. Our executive officer is not paid additional compensation for service as a Director.

The Board Nominating and Governance Committee evaluates and recommends to the non-employee Directors of the Board the compensation for non-employee Directors, and the non-employee Directors of the Board set the compensation. Our executive officers have no role in determining the amount or form of non-employee Director compensation. The Committee may retain the services of an independent compensation consultant to assist the Committee with its work.

The non-employee Directors of the Board approved, effective as of the 2015 Annual Meeting, a $25,000 annual cash retainer for the independent Lead Director, in recognition of the Lead Director’s additional duties and time commitment, as discussed in the “Corporate Governance—Board Leadership and Independent Lead Director” section of this Proxy Statement. For 2015, the non-employee Directors continued to receive a total annual compensation of $375,000 per Director, with 40 percent paid in cash (or stock options at the Director’s election) and 60 percent paid in restricted stock units. Committee chairs receive an additional $15,000 in cash for their services.

Below, we describe the non-employee Directors’ 2015 annual compensation in more detail.

Cash or Stock Options (at the Director’s Election)

•	$150,000 annual cash retainer, paid in monthly installments beginning with the date the Director is elected to the Board.

•

$15,000 additional annual cash retainer for each Board committee chair and $25,000 additional annual cash retainer for the Lead Director, paid in monthly installments beginning with the date the Director becomes a committee chair and/or Lead Director.

•

Directors can elect to receive nonstatutory/nonqualified stock options instead of any portion of their cash compensation. Stock options are granted under the Chevron Corporation Non-Employee Directors’ Equity Compensation and Deferral Plan (NED Plan).

•	Directors can also elect to defer receipt of any portion of their cash compensation under the NED Plan.

Restricted Stock Units

•	$225,000 of the annual compensation is paid in the form of restricted stock units (RSUs) that are granted on the date of the Annual Meeting of stockholders at which the Director is elected.

•	If a Director is elected to the Board between annual meetings, a prorated grant can be made.
•

RSUs are subject to forfeiture (except when the Director dies, reaches mandatory retirement age of 72, becomes disabled, changes primary occupation, or enters government service) until the earlier of 12 months or the day preceding the first Annual Meeting of stockholders following the date of the grant.

•	RSUs are paid out in shares of Chevron common stock unless the Director has elected to defer the payout until retirement under the NED Plan.

Expenses and Charitable Matching Gift Program

Non-employee Directors are reimbursed for out-of-pocket expenses incurred in connection with the business and affairs of Chevron. Non-employee Directors are eligible to participate in Humankind, our charitable matching gift and community involvement program, which is available to any employee, retiree, or Director. We will match contributions to eligible entities and grants for volunteer time, up to a maximum of $10,000 per year per employee or Director.

14	Chevron Corporation—2016 Proxy Statement

DIRECTOR COMPENSATION

Compensation During the Fiscal Year Ended December 31, 2015

The above-described choices available to Directors result in slight differences in reportable compensation, even though each Director was awarded the same amount (except for committee chairs, who received an additional $15,000 and the independent Lead Director, who received an additional $25,000 cash retainer). Specifically, two Directors—Messrs. Hernandez and Thulin—elected to receive stock options for all or a portion of their annual cash retainer.

The following table sets forth the compensation of our non-employee Directors for the fiscal year ended December 31, 2015. Mr. Thulin joined the Board on January 28, 2015, and Mr. Sharer did not stand for reelection on May 27, 2015, and their compensation was prorated accordingly.

Name	Fees Earned or Paid in Cash		Stock Awards(1)	Option Awards(2)		All Other Compensation(3)	Total
Alexander B. Cummings Jr.	$146,667		$225,000	$–		$737	$372,404
Linnet F. Deily	$165,000	(4)	$225,000	$–		$10,737	$400,737
Robert E. Denham	$157,298	(4)(6)	$225,000	$–		$737	$383,035
Alice P. Gast	$150,000	(6)	$225,000	$–		$10,737	$385,737
Enrique Hernandez Jr.	$–		$225,000	$165,000	(4)	$10,737	$400,737
Jon M. Huntsman Jr.	$150,000		$225,000	$–		$14,337	$389,337
Charles W. Moorman IV	$157,702	(4)(6)	$225,000	$–		$10,737	$393,439
Kevin W. Sharer	$72,984	(6)	$–	$–		$14,050	$87,033
John G. Stumpf	$150,000		$225,000	$–		$737	$375,737
Ronald D. Sugar	$177,836	(4)(5)(6)	$225,000	$–		$10,737	$413,573
Inge G. Thulin	$49,651	(6)(7)	$298,356	$150,000		$681	$498,688
Carl Ware	$157,298	(4)	$225,000	$–		$737	$383,035
(1)

Amounts reflect the grant date fair value for restricted stock units granted in 2015 under the NED Plan. We calculate the grant date fair value of these awards in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (ASC Topic 718), for financial reporting purposes. The grant date fair value of these RSUs was $103.29 per unit, the closing price of Chevron common stock on May 26, 2015. For Mr. Thulin, includes a grant date fair value of $103.71 per unit, the closing price of Chevron common stock on January 28, 2015, the day he joined the Board and received a prorated grant of 707 RSUs for the compensation period covering January 28, 2015, through May 26, 2015. RSUs accrue dividend equivalents, the value of which is factored into the grant date fair value. For purposes of this table only, estimates of forfeitures related to service-based vesting conditions have been disregarded. RSUs are payable in Chevron common stock.

At December 31, 2015, the following Directors had the following number of shares subject to outstanding stock awards or deferrals:

Name	Restricted Stock(a)	Stock Units(a)	Restricted Stock Units(a)	Stock Units From Director’s Deferral of Cash Retainer(b)	Total
Alexander B. Cummings Jr.	–	–	2,236	–	2,236
Linnet F. Deily	–	3,371	2,236	–	5,607
Robert E. Denham	3,456	10,719	22,318	19,573	56,066
Alice P. Gast	–	–	4,191	–	4,191
Enrique Hernandez Jr.	–	–	14,375	1,105	15,480
Jon M. Huntsman Jr.	–	–	2,236	–	2,236
Charles W. Moorman IV	–	–	8,247	4,734	12,981
Kevin W. Sharer	–	–	20,082	12,512	32,594
John G. Stumpf		–	2,236	–	2,236
Ronald D. Sugar	2,268	6,942	22,318	14,290	45,818
Inge G. Thulin	–	–	2,977	523	3,500
Carl Ware	7,274	19,054	22,318	451	49,097

(a)

Non-employee Directors received awards of restricted stock and stock units from 2001 through 2006 and awards of RSUs beginning in 2007. Awards of restricted stock are fully vested and are settled in shares of Chevron common stock upon retirement. Awards of stock units are settled in shares of Chevron common stock in one to ten annual installments following the Director’s retirement, resignation, or death. The terms of awards of RSUs are described above.

(b)

Deferral elections must be made by December 31 in the year preceding the year in which the cash to be deferred is earned. Deferrals are credited, at the Director’s election, into accounts tracked with reference to the same investment fund options available to participants in the Chevron Deferred Compensation Plan for Management Employees II, including a Chevron Common Stock Fund. Distribution of deferred amounts is in cash except for amounts valued with reference to the Chevron Common Stock Fund, which are distributed in shares of Chevron common stock. Distribution will be made in either one or 10 annual installments for compensation deferred after December 31, 2004, and distributions will be made in one to 10 annual installments for compensation deferred prior to January 1, 2005. Any deferred amounts unpaid at the time of a Director’s death are distributed to the Director’s beneficiary.

Chevron Corporation—2016 Proxy Statement	15

DIRECTOR COMPENSATION

(2)

For Directors electing stock options in lieu of all or a portion of the annual cash retainer, the stock options are granted on the date of the Annual Meeting of stockholders that the Director is elected. The stock options are exercisable for that number of shares of Chevron common stock determined by dividing the amount of the cash retainer subject to the election by the Black-Scholes value of a stock option on the date of grant. Elections to receive stock options in lieu of any portion of cash compensation must be made by December 31 in the year preceding the year in which the stock options are granted. The stock options have an exercise price based on the closing price of Chevron common stock on the date of grant.

Amounts reported here reflect the grant date fair value for stock options granted on May 27, 2015. The grant date fair value was determined in accordance with ASC Topic 718 for financial reporting purposes. The grant date fair value of each option is calculated using the Black-Scholes model. Stock options granted on May 27, 2015, have an exercise price of $103.11 and a grant date fair value of $12.91. The assumptions used in the Black-Scholes model to calculate this grant date fair value were: an expected life of 6.1 years, a volatility rate of 20.4 percent, a risk-free interest rate of 1.77 percent and a dividend yield of 3.69 percent. For purposes of this table only, estimates of forfeitures related to service-based vesting conditions have been disregarded.

Messrs. Hernandez and Thulin both elected to receive all or a portion of their 2015 annual cash compensation in the form of stock options. The number of stock options granted in 2015 was 12,780 to Mr. Hernandez and 11,618 to Mr. Thulin. One-half of the stock options vests six months following the date of grant, and the remaining half vests on the earlier of 12 months or the day preceding the first Annual Meeting of stockholders following the date of grant. Stock options expire after 10 years.

At December 31, 2015, Ms. Deily had 1,456 outstanding and vested stock options, Mr. Hernandez had 51,054, and Mr. Thulin had 11,618 outstanding, vested and unvested stock options. Under the rules governing awards of stock options under the NED Plan, Directors who retire in accordance with Chevron’s Director Retirement Policy have until 10 years from the date of grant to exercise any outstanding option.

(3)	All Other Compensation for 2015 includes the following items:

	Insurance(a)	Perquisites(b)	Charitable(c)
Alexander B. Cummings Jr.	$737	$–	$–
Linnet F. Deily	$737	$–	$10,000
Robert E. Denham	$737	$–	$–
Alice P. Gast	$737	$–	$10,000
Enrique Hernandez Jr.	$737	$–	$10,000
Jon M. Huntsman Jr.	$737	$13,600	$–
Charles W. Moorman IV	$737	$–	$10,000
Kevin W. Sharer	$282	$13,768	$–
John G. Stumpf	$737	$–	$–
Ronald D. Sugar	$737	$–	$10,000
Inge G. Thulin	$681	$–	$–
Carl Ware	$737	$–	$–

(a)	Amounts reflect the annualized premium for accidental death and dismemberment insurance coverage paid by Chevron.

(b)

For Mr. Huntsman, reflects the aggregate incremental cost of personal use of Company aircraft. Generally, Directors are not permitted to use Company planes for personal use. On a very limited basis, the Chairman may authorize the personal use of Company aircraft if such use is in relation to or otherwise part of a trip that is business related or is in connection with a family emergency. For Mr. Sharer, reflects the aggregate incremental cost of retirement gifts.

(c)	Amounts paid in 2015 by Chevron in the Director’s name under Humankind, our charitable matching gift and grant for volunteer time program, to match donations made by the Directors in 2015.

(4)	Amount includes the additional retainer for serving as a Board committee chair during 2015.

(5)	Amount includes the additional retainer for serving as Lead Director during 2015.

(6)	The Director has elected to defer some or all of the annual cash retainer under the NED Plan in 2015. None of the earnings under the NED Plan are above market or preferential.

(7)	Mr. Thulin joined the Board on January 28, 2015.

16	Chevron Corporation—2016 Proxy Statement

Corporate Governance

Overview

Chevron is governed by a Board of Directors and committees of the Board that meet throughout the year. Directors discharge their responsibilities at Board and committee meetings and through other communications with management. Your Board is committed to corporate governance structures and practices that help Chevron compete more effectively, sustain its success, and build long-term stockholder value.

Role of the Board of Directors

Your Board oversees and provides policy guidance on Chevron’s business and affairs. It monitors overall corporate performance, the integrity of Chevron’s financial controls, and the effectiveness of its legal compliance and enterprise risk management programs. Your Board oversees management and plans for the succession of key executives. It also oversees Chevron’s strategic and business planning process. This is generally a year-round process, culminating in Board reviews of Chevron’s strategic plan, its business plan, the next year’s capital expenditures budget, and key financial and operational indicators.

Board Responsiveness to Stockholder Vote—Proxy Access

In May 2015, stockholders voted in favor of a stockholder proposal recommending that the Board adopt a proxy access By-Law. In September 2015, the Board amended the By-Laws to provide for proxy access. The Board spent significant time evaluating how best to construct the By-Law to provide a meaningful stockholder right that contains measured provisions to limit the possibility that the access provision could be used in an abusive manner not in the best interests of the Company’s stockholders as a whole. In striking what the Board believes is the appropriate balance, the Board took into account the views of the stockholder proposal proponent and the views of a large number of the Company’s stockholders.

Immediately following receipt of the stockholder proposal in October 2014 and up to the 2015 Annual Meeting, management, and at times, the independent Lead Director, met with more than 20 investors, representing approximately 31 percent of Chevron’s outstanding common stock, to understand investors’ views on proxy access. Following the Annual Meeting, the Board instructed management to continue to actively engage with stockholders to better understand the reasons for their vote and to obtain an understanding of investors’ views on the various aspects of proxy access. Following the Annual Meeting, management met with the stockholder proposal proponent and more than 40 investors, including a majority of our top 10 investors, representing approximately 28 percent of Chevron’s outstanding common stock.

Based in part on that feedback, the Board adopted a By-Law amendment that allows any stockholder (or any group of up to 20 stockholders) owning at least three percent of Chevron’s outstanding common stock for at least three years to include a specified number of director nominees in our proxy materials for the annual meeting of stockholders. In these engagement meetings, investors overwhelmingly expressed support for the various provisions ultimately adopted by the Board, recognizing that proxy access is an important stockholder right, but also recognizing that the provisions adopted by the Board are important to protect stockholders from a small group using the right for a special interest purpose that is not in the best interests of stockholders as a whole.

Following are some of the provisions discussed with stockholders.

• Although the number of investors aggregating common stock ownership to meet the three percent ownership threshold is limited to 20 stockholders, the Board set a broad definition of “stockholder”, treating as one stockholder two or more funds that are (A) under common management and investment control, (B) under common management and funded primarily by the same employer, or (C) a “group of investment companies”, as such term is defined in the Investment Company Act of 1940 (such that a group of mutual funds held out as related for investor services are treated as one stockholder).

• Ensuring that stockholders will have the ability to include at least two nominees, the number of nominees for each proxy season cannot exceed the greater of two nominees or 20 percent of the Board.

• To ensure that the stockholders using proxy access have a real economic interest in the Company, the common stock ownership comprising the three percent ownership must be a “net long” position, meaning stockholders cannot borrow shares or include in the three percent shares subject to any option, warrant, forward contract, swap or other derivative instrument.

• To ensure transparency of any control over a proxy access nominee, the nominee must disclose any agreement providing how the nominee, if elected, would vote on any matter.

• The Board recognizes that being a nominee is an expensive and time-consuming effort and, as such, the Board did not prohibit nominees from receiving compensation for being an “access nominee” but did require that such compensation be disclosed. However, the Board believes strongly that once an individual is elected to the Board, each Director should receive the same compensation; thus, the Board prohibited compensation from a third party for serving on the Board.

• Mindful of the disruption and confusion that can result from having multiple nominees from a contested election outside the proxy access process and nominees under the proxy access process, the Board provided that proxy access could not be used if a stockholder is concurrently conducting a contested election outside the proxy access process.

• In order to ensure that meaningful nominees are included, if a nominee does not receive at least 25 percent of the vote, that nominee is not eligible for renomination at the following two annual meetings.

Chevron Corporation—2016 Proxy Statement	17

CORPORATE GOVERNANCE

Additional information about proxy access can be found in our By-Laws, available on www.chevron.com, and in the “Additional

Information—Submission of Stockholder Proposals for 2017 Annual Meeting” section of this Proxy Statement.

Director Independence

Your Board has determined that each non-employee Director who served in 2015 and each current non-employee Director and non-employee Director nominee is independent in accordance with the NYSE Corporate Governance Standards and that no material relationship exists that would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director.

For a Director to be considered independent, the Board must determine that the Director does not have any material relationship with Chevron, other than as a Director. In making its determinations, the Board adheres to the specific tests for independence included in the NYSE Corporate Governance Standards. In addition, the Board has determined that the following relationships of Chevron Directors occurring within the last fiscal year are categorically immaterial to a determination of independence if the relevant transaction was conducted in the ordinary course of business:

•	a director of another entity if business transactions between Chevron and that entity do not exceed $5 million or 5 percent of the receiving entity’s consolidated gross revenues, whichever is greater;

•

a director of another entity if Chevron’s discretionary charitable contributions to that entity do not exceed $1 million or 2 percent of that entity’s gross revenues, whichever is greater, and if the charitable contributions are consistent with Chevron’s philanthropic practices; and

•

a relationship arising solely from a Director’s ownership of an equity or limited partnership interest in a party that engages in a transaction with Chevron as long as the Director’s ownership interest does not exceed 2 percent of the total equity or partnership interest in that other party.

These categorical standards are contained in our Corporate Governance Guidelines, which are available on our website at www.chevron.com and are available in print upon request.

Ms. Deily and Messrs. Cummings, Denham, Hernandez, Huntsman, Moorman, Stumpf, Sugar, and Thulin are directors of for-profit entities with which Chevron conducts business in the ordinary course.

They, Dr. Gast, and Mr. Ware are also directors or trustees of, or similar advisors to, not-for-profit entities to which Chevron makes contributions. The Board has determined that all of these transactions and contributions were below the thresholds set forth in the first and second categorical standards described above (except as noted below) and are, therefore, categorically immaterial to the particular Director’s independence.

The Board reviewed the following relationships and transactions that existed or occurred in 2015 that are not covered by the categorical standards described above:

•

For Mr. Cummings, the Board considered that in 2015, Chevron purchased products and services from The Coca-Cola Company, in the ordinary course of business, amounting to less than 0.033 percent of The Coca-Cola Company’s most recently reported annual consolidated gross revenues, and The Coca-Cola Company purchased products and services from Chevron, in the ordinary course of business, amounting to less than 0.18 percent of Chevron’s most recently reported annual consolidated gross revenues. During 2015, Mr. Cummings served as the Executive Vice President and Chief Administrative Officer of The Coca-Cola Company. The Board concluded that these transactions would not impair Mr. Cummings’ independence.

•

For Dr. Gast, the Board considered that in 2015, Chevron purchased services from Imperial College London amounting to less than 0.027 percent of Imperial College’s most recently reported annual gross revenues. Dr. Gast is the President of Imperial College. The Board concluded that these transactions would not impair Dr. Gast’s independence.

•

For Mr. Hernandez, the Board considered that in 2015, Chevron purchased services from Inter-Con Security Systems of Ghana Ltd., a subsidiary of Inter-Con Security Systems, Inc., in the ordinary course of business, amounting to less than one percent of Inter-Con’s most recent annual consolidated gross revenues. Mr. Hernandez is Chairman, Chief Executive Officer and President and a significant stockholder of Inter-Con, a privately held business. The Board concluded that these transactions would not impair Mr. Hernandez’s independence.

•

For Mr. Moorman, the Board considered that in 2015, Chevron purchased products and services from Norfolk Southern Corporation, in the ordinary course of business, amounting to less than 0.022 percent of Norfolk Southern’s most recently reported annual consolidated gross revenues, and Norfolk Southern purchased products and services from Chevron, in the ordinary course of business, amounting to less than 0.019 percent of Chevron’s most recently reported annual consolidated gross revenues. During 2015, Mr. Moorman served as the Chairman and Chief Executive Officer, and, upon retirement, the Executive Chairman of Norfolk Southern. The Board concluded that these transactions would not impair Mr. Moorman’s independence.

•

For Mr. Stumpf, the Board considered that in 2015, Chevron utilized Wells Fargo & Company for commercial banking, brokerage, and other services, in the ordinary course of business, amounting to less than 0.013 percent of Wells Fargo’s most recently reported annual consolidated gross revenues, and Wells Fargo paid to Chevron interest in connection with time deposits and similar transactions in the ordinary course of business, amounting to less than 0.010 percent of Chevron’s most recently reported annual consolidated gross revenues. Mr. Stumpf is the Chairman and Chief Executive Officer of Wells Fargo. The Board concluded that these transactions would not impair Mr. Stumpf’s independence.

•

For Mr. Thulin, the Board considered that in 2015, Chevron purchased products and services from 3M Company, in the ordinary course of business, amounting to less than 0.002 percent of 3M Company’s most recently reported annual consolidated gross revenues, and 3M Company purchased products and services from Chevron, in the ordinary course of business, amounting to less than 0.001 percent of Chevron’s most recently reported annual consolidated gross revenues. Mr. Thulin is the Chairman, President, and Chief Executive Officer of 3M Company. The Board concluded that these transactions would not impair Mr. Thulin’s independence.

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Board Leadership and Independent Lead Director

Under Chevron’s By-Laws, the positions of Chairman of the Board and Chief Executive Officer are separate positions that may be occupied by the same person at the discretion of the Board. Chevron’s independent Directors select the Chairman of the Board annually. Thus, the Board has great flexibility to choose its optimal leadership structure depending upon Chevron’s particular needs and circumstances and to organize its functions and conduct its business in the most effective manner.

Annually, the Board Nominating and Governance Committee conducts an assessment of Chevron’s corporate governance structures and processes, which includes a review of Chevron’s Board leadership structure and whether combining or separating the roles of Chairman and CEO is in the best interests of Chevron’s stockholders. At present, Chevron’s Board believes that it is in the stockholders’ best interests for the CEO, Mr. Watson, to also serve as Chairman of the Board. The Board believes that having Mr. Watson serve as Chairman fosters an important unity of leadership between the Board and management that is subject to effective oversight by the independent Lead Director and the other independent Directors. The Board believes that it benefits from the significant knowledge, insight, and perspective of Chevron and the energy industry that Mr. Watson has gained throughout his 35 years with Chevron. Our business is highly complex and our projects have long lead times, with many of our major capital projects taking more than 10 years from the exploration phase to first production. The Board believes that Mr. Watson’s in-depth knowledge of the Company, coupled with his extensive industry expertise, makes him particularly qualified to lead discussions of the Board. Having Mr. Watson serve as Chairman also promotes better alignment of Chevron’s long-term strategic development with its operational execution.

Significantly, the Board does not believe that combining the roles creates ambiguity about reporting relationships. Given the role of the independent Lead Director discussed below and the fact that the independent Directors, pursuant to their powers under the By-Laws, have affirmatively selected Mr. Watson for the positions of Chairman and CEO, annually set his compensation, and regularly evaluate his performance, the Board believes it is clear that Mr. Watson reports and is accountable to the independent Directors. Moreover, the Board does not believe that having the CEO also serve as Chairman inhibits the flow of information and interactions between the Board, management, and other Company personnel. To the contrary, the Board has unfettered access to management and other Company personnel, and the Board believes that having Mr. Watson in the roles of both Chairman and CEO facilitates the flow of information and communications between the Board and management, which enhances the Board’s ability to obtain information and to monitor management.

Your Board recognizes the importance of independent Board oversight of the CEO and management, and has developed policies and procedures designed to ensure independent oversight. In addition to conducting an annual review of the CEO’s performance, the independent Directors meet in executive session at each Board meeting and discuss management’s performance and routinely formulate guidance and feedback, which the independent Lead Director provides to the CEO and other members of management.

Further, when the Board selects the CEO to also serve as Chairman, the independent Directors annually select an independent Lead Director, currently Dr. Sugar. As described in the “Board Leadership and Lead Director” section of Chevron’s Corporate Governance Guidelines, the Lead Director’s responsibilities are to:

•	chair all meetings of the Board in the Chairman’s absence, including executive sessions;

•	serve as liaison between the Chairman and the independent Directors;

•	consult with the Chairman on and approve meeting agendas and schedules and information sent to the Board;

•	consult with the Chairman on other matters pertinent to Chevron and the Board;

•	call meetings of the independent Directors; and

•	if requested by major stockholders, be available as appropriate for consultation and direct communication.

The Board routinely reviews the Lead Director’s responsibilities to ensure that these responsibilities enhance its independent oversight of the CEO and management and the flow of information and interactions between the Board, management, and other Company personnel. In this respect, the Lead Director and Chairman collaborate closely on Board meeting schedules and agendas and information provided to the Board. These consultations and agendas and the information provided to the Board frequently reflect input and suggestions from other members of the Board and management. You can read more about these particular processes in the “Board Agenda and Meetings” section of Chevron’s Corporate Governance Guidelines.

Any stockholder can communicate with the Lead Director or any of the other Directors in the manner described in the “Communicating With the Board” section of this Proxy Statement.

Also, as discussed in more detail in the “Engagement” section of this Proxy Statement, the Board encourages a robust investor engagement program. During these engagements, Board leadership is a frequent topic of discussion. In general, investors have overwhelmingly communicated to Chevron, including those that are philosophically opposed to combining the positions of Chairman and CEO, that they have minimal, if any, concerns about your Board and individual Directors and about its policies and leadership structure. More specifically, these investors have voiced confidence in the strong counterbalancing structure of the robust independent Lead Director role.

Board Committees

Chevron’s Board of Directors has four standing committees: Audit; Board Nominating and Governance; Management Compensation; and Public Policy. The Audit, Board Nominating and Governance, and Management Compensation Committees are each constituted and operated according to the independence and other requirements of the Securities Exchange Act of 1934, as amended (Exchange Act) and the New York Stock Exchange (NYSE) Corporate Governance Standards. In addition, each member of the Compensation Committee is an “outside” Director for purposes of Section 162(m) of the Internal Revenue

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Code of 1986, as amended, and each member of the Audit Committee is financially literate and, other than Dr. Gast, an “audit committee financial expert,” as such terms are defined under the Exchange Act and related rules and the NYSE Corporate Governance Standards.

Each committee is chaired by an independent Director who determines the agenda, the frequency and the length of the meetings and who has unlimited access to management,

information, and independent advisors, as necessary. Each non-employee Director generally serves on one or two committees. Committee members serve staggered terms, enabling Directors to rotate periodically to different committees. Four- to six-year terms for committee chairs facilitates rotation of committee chairs while preserving experienced leadership.

Each Committee is governed by a written charter that can be viewed on Chevron’s website at www.chevron.com and is available in print upon request.

Committees and Membership	Committee Functions
Audit Charles W. Moorman IV, Chair Alexander B. Cummings Jr. Robert E. Denham Alice P. Gast

•  Selects the independent registered public accounting firm for endorsement by the Board and ratification by the stockholders

•  Reviews reports of the independent registered public accounting firm and internal auditors

•  Reviews and approves the scope and cost of all services (including nonaudit services) provided by the independent registered public accounting firm

•  Monitors the effectiveness of the audit process and financial reporting

•  Reviews the adequacy of financial and operating controls

•  Monitors implementation and effectiveness of Chevron’s compliance policies and procedures

•  Assists the Board in fulfilling its oversight of enterprise risk management, particularly financial risk

•  Evaluates the effectiveness of the Audit Committee

Board Nominating and Governance Ronald D. Sugar, Chair Linnet F. Deily Jon M. Huntsman Jr. John G. Stumpf Inge G. Thulin

•  Evaluates the effectiveness of the Board and its committees and recommends changes to improve Board, Board committee, and individual Director effectiveness

•  Assesses the size and composition of the Board

•  Recommends prospective Director nominees

•  Reviews and approves non-employee Director compensation

•  Reviews and recommends changes as appropriate in Chevron’s Corporate Governance Guidelines, Restated Certificate of Incorporation, By-Laws, and other Board-adopted governance provisions

•  Reviews stockholder proposals and recommends Board responses to proposals

•  Assists the Board in fulfilling its oversight of enterprise risk management, particularly risks in connection with Chevron’s corporate governance structures and processes

•  Evaluates the effectiveness of the Board Nominating and Governance Committee

Management Compensation Enrique Hernandez Jr., Chair Robert E. Denham John G. Stumpf Ronald D. Sugar Inge G. Thulin Carl Ware*

•  Conducts an annual review of the CEO’s performance

•  Reviews and recommends to the independent Directors the salary and other compensation for the CEO

•  Reviews and approves salaries and other compensation for executive officers other than the CEO

•  Administers Chevron’s executive incentive and equity-based compensation plans

•  Reviews Chevron’s strategies and supporting processes for management succession planning, leadership development, executive retention, and diversity

•  Assists the Board in fulfilling its oversight of enterprise risk management, particularly risks in connection with Chevron’s compensation programs

•  Evaluates the effectiveness of the Management Compensation Committee

Public Policy Linnet F. Deily, Chair Enrique Hernandez Jr. Jon M. Huntsman Jr. Carl Ware*

•  Identifies, monitors, and evaluates domestic and international social, political, human rights, and environmental trends and issues that affect Chevron’s activities and performance

•  Recommends to the Board policies, programs, and strategies concerning such issues

•  Recommends to the Board policies, programs, and practices concerning support of charitable, political, and educational organizations

•  Reviews annually the policies, procedures, and expenditures for Chevron’s political activities, including political contributions and direct and indirect lobbying

•  Reviews stockholder proposals and recommends Board responses to proposals

•  Assists the Board in fulfilling its oversight of enterprise risk management, particularly risks in connection with the social, political, environmental, and public policy aspects of Chevron’s business

•  Evaluates the effectiveness of the Public Policy Committee

* Mr. Ware will retire from the Board in 2016, effective as of the Annual Meeting.

20	Chevron Corporation—2016 Proxy Statement

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Board and Committee Meetings and Attendance

In 2015, your Board held six Board meetings, with each meeting including an executive session of independent Directors presided over by our independent Lead Director, and 23 Board committee meetings, which included ten Audit Committee, five Board Nominating and Governance Committee, four Management Compensation Committee, and four Public Policy Committee meetings. All current Directors attended 79 percent or more of the Board meetings and their Board committee meetings during 2015. Chevron’s policy regarding Directors’ attendance at the Annual Meeting, as described in the “Board Agenda and Meetings” section of Chevron’s Corporate Governance Guidelines (available at www.chevron.com), is that all Directors are expected to attend the Annual Meeting, absent extenuating circumstances. All current Directors attended the 2015 Annual Meeting.

Board and Committee Oversight of Risk

One of the many duties of your Board is to oversee Chevron’s risk management policies and practices to ensure that the appropriate risk management systems are employed throughout the Company. Chevron faces a broad array of risks, including market, operational, strategic, legal, political, and financial risks. The Board exercises its role of risk oversight in a variety of ways, including the following:

Board of Directors	•	Monitors overall corporate performance, the integrity of financial and other controls, and the effectiveness of the Company’s legal compliance and enterprise risk management programs, risk governance practices, and risk mitigation efforts, particularly with regard to those risks specified by the Company as “Risk Factors” in its Annual Report on Form 10-K
	•	Oversees management’s implementation and utilization of appropriate risk management systems at all levels of the Company, including operating companies, business units, corporate departments, and service companies
	•	Reviews specific facilities and operational risks as part of visits to Company operations
	•	Reviews portfolio, capital allocation, and geopolitical risks in the context of the Board’s annual strategy session and the annual business plan and capital budget review
	•	Receives reports from management on and considers risk matters in the context of the Company’s strategic, business, and operational planning and decision making
•

Receives reports from management on and routinely considers critical risk topics, including: operational, financial, geopolitical/legislative, strategic, geological, security, commodity trading, skilled personnel, capital project execution, civil unrest, legal, and technology/cybersecurity risk

Audit Committee	•	Assists the Board in fulfilling its oversight of financial risk exposures and implementation and effectiveness of Chevron’s compliance programs
	•	Discusses Chevron’s policies with respect to financial risk assessment and financial risk management
	•	Meets with Chevron’s Chief Compliance Officer and representatives of Chevron’s Compliance Policy Committee to receive information regarding compliance policies and procedures and internal controls
	•	Meets with and reviews reports from Chevron’s independent registered public accounting firm and internal auditors
	•	Reports its discussions to the full Board for consideration and action when appropriate
Board Nominating and Governance Committee	•	Assists the Board in fulfilling its oversight of risks that may arise in connection with the Company’s governance structures and processes
	•	Conducts an annual evaluation of the Company’s governance practices with the help of the Corporate Governance department
	•	Discusses risk management in the context of general governance matters, including, among other topics, Board and management succession planning, delegations of authority and internal approval processes, stockholder proposals and activism, and Director and officer liability insurance
	•	Reports its discussions to the full Board for consideration and action when appropriate
Management Compensation Committee	•	Assists the Board in fulfilling its oversight of risks that may arise in connection with Chevron’s compensation programs and practices
	•	Reviews the design and goals of Chevron’s compensation programs and practices in the context of possible risks to Chevron’s financial and reputational well-being
	•	Reviews Chevron’s strategies and supporting processes for management succession planning, leadership development, executive retention, and diversity
	•	Reports its discussions to the full Board for consideration and action when appropriate
Public Policy Committee	•	Assists the Board in fulfilling its oversight of risks that may arise in connection with the social, political, environmental, human rights, and public policy aspects of Chevron’s business and the communities in which it operates
	•	Discusses risk management in the context of, among other things, legislative and regulatory initiatives, safety and environmental stewardship, community relations, government and nongovernmental organization relations, and Chevron’s reputation
	•	Reports its discussions to the full Board for consideration and action when appropriate

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Succession Planning and Leadership Development

Succession planning and leadership development are top priorities for your Board and management. Annually, the non-employee Directors review candidates for all senior management positions to ensure that qualified candidates are available for all positions and that development plans are being utilized to strengthen the skills and qualifications of candidates.

To assist the non-employee Directors, the CEO periodically provides them with an assessment of senior executives and their potential to succeed to the position of CEO, as well as perspectives on potential candidates for other senior management positions.

Board and Committee Evaluations

Each year, your Board and its committees perform a rigorous self-evaluation. As required by Chevron’s Corporate Governance Guidelines, the Board Nominating and Governance Committee oversees this process. The performance evaluations solicit anonymous input from Directors regarding the performance and effectiveness of the Board, the Board committees, and individual Directors and provide an opportunity for Directors to identify improvements. In addition, the independent Lead Director has individual conversations with each member of the Board, providing further opportunity for dialogue and improvement.

The Board Nominating and Governance Committee reviews the results and feedback from the evaluation process and makes recommendations for improvements as appropriate. The independent Lead Director leads a discussion of the evaluation results during an executive session of the Board and communicates relevant feedback to the Chairman and CEO. Your Board has successfully used this process to evaluate Board and committee effectiveness and identify opportunities to strengthen the Board.

Corporate Governance Guidelines

Your Board has adopted Corporate Governance Guidelines to provide a transparent framework for the effective governance of Chevron. The Corporate Governance Guidelines are reviewed regularly and updated as appropriate. The full text of the Corporate Governance Guidelines can be found on our website at www.chevron.com. They address, among other topics:

•	the role of the Board

•	Board membership criteria

•	Director independence

•	the selection of new Directors

•	Board size

•	Director terms of office

•	the election of Directors

•	succession planning
•	Director retirement

•	Director compensation

•	stock ownership guidelines

•	communicating with the Board

•	Board leadership and the independent Lead Director

•	executive sessions chaired by the independent Lead Director

•	Board access to senior management

•	Board performance evaluations

Business Conduct and Ethics Code

We have adopted a code of business conduct and ethics for Directors, officers (including the Company’s Chief Executive Officer, Chief Financial Officer, and Comptroller), and employees, known as the Business Conduct and Ethics Code. The code is available on our website at www.chevron.com and is available in print upon request. We will post any amendments to the code on our website.

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Engagement

Your Board believes that fostering long-term and institution-wide relationships with stockholders and maintaining their trust and goodwill is a core Chevron objective. Chevron conducts extensive engagements with key stockholders. These engagements routinely cover governance, compensation, social, safety, environmental, human rights, and other current and emerging issues to ensure that the Board and management understand and address the issues that are important to our stockholders.

In an effort to continuously improve Chevron’s governance processes and communications, Chevron has developed and follows an Annual Engagement Plan and Process to systematically identify and plan its engagements and to proactively address important issues. The Annual Engagement Plan and Process is supervised by an Engagement Steering Committee, which is composed of senior executive officers. The Engagement Steering Committee meets periodically to discuss engagement efforts and key issues and trends.

Since Chevron’s last Annual Meeting, an engagement team consisting of senior executives, subject matter experts on governance, compensation, and environmental and social issues, and, when appropriate, our independent Lead Director, conducted more than 40 in-depth discussions with stockholders representing more than 28 percent of Chevron’s common stock outstanding. In some cases, we had multiple discussions with our stockholders as the Board considered and implemented Proxy Access. In addition, our engagement team met with many of the stockholders who submitted proposals for inclusion in our Proxy Statement to discuss their concerns and areas of agreement and disagreement. Chevron gained valuable feedback during these engagements, and this feedback was shared with the Board and its relevant committees. For more information about these engagements, see the “Board Leadership and Independent Lead Director” and “Compensation Discussion and Analysis” sections of the Proxy Statement.

Communicating With the Board

The Board Nominating and Governance Committee reviews interested-party communications, including stockholder inquiries directed to non-employee Directors. The Corporate Secretary and Chief Governance Officer compiles the communications, summarizes lengthy or repetitive communications, and regularly summarizes the communications received, the responses sent, and further disposition, if any. All communications are available to the Directors.

Interested parties wishing to communicate their concerns or questions about Chevron to the independent Lead Director or any other non-employee Directors may do so by mail addressed to the Lead Director or Non-employee Directors, c/o Office of the Corporate Secretary and Chief Governance Officer, 6001 Bollinger Canyon Road, San Ramon, CA 94583-2324 or by email to corpgov@chevron.com.

Related Person Transactions

Review and Approval of Related Person Transactions

It is our policy that all employees and Directors must avoid any activity that is in conflict with, or has the appearance of conflicting with, Chevron’s business interests. This policy is included in our Business Conduct and Ethics Code. Directors and executive officers must inform the Chairman and the Corporate Secretary and Chief Governance Officer when confronted with any situation that may be perceived as a conflict of interest. In addition, at least annually, each Director and executive officer completes a detailed questionnaire specifying any business relationship that may give rise to a conflict of interest.

Your Board has charged the Board Nominating and Governance Committee to review related person transactions as defined by U.S. Securities and Exchange Commission (SEC) rules. The Committee has adopted guidelines to assist it with this review. Under these guidelines, all executive officers, Directors, and Director nominees must promptly advise the Corporate Secretary and Chief Governance Officer of any proposed or actual business and financial affiliations involving themselves or their immediate family members that, to the best of their knowledge after reasonable inquiry, could reasonably be expected to give rise to a reportable related person transaction. The Corporate Secretary and Chief Governance Officer will prepare a report summarizing any potentially reportable transactions, and the Committee will review these reports and determine whether to approve or ratify the identified transaction. The Committee has identified the following categories of transactions that are deemed to be preapproved by the Committee, even if the aggregate amount involved exceeds the $120,000 reporting threshold identified in the SEC rules:

•

compensation paid to an executive officer if that executive officer’s compensation is otherwise reported in our Proxy Statement or if the executive officer is not an immediate family member of another Chevron executive officer or Director;

•	compensation paid to a Director for service as a Director if that compensation is otherwise reportable in our Proxy Statement;

•	transactions in which the related person’s interest arises solely as a stockholder and all stockholders receive the same benefit on a pro-rata basis;

•

transactions involving competitive bids (unless the bid is awarded to a related person who was not the lowest bidder or unless the bidding process did not involve the use of formal procedures normally associated with our competitive bidding procedures);

•	transactions involving services as a common or contract carrier or public utility in which rates or charges are fixed by law;

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CORPORATE GOVERNANCE

•	transactions involving certain banking-related services under terms comparable with similarly situated transactions;

•

transactions conducted in the ordinary course of business in which our Director’s interest arises solely because he or she is a director of another entity and the transaction does not exceed $5 million or 5 percent (whichever is greater) of the receiving entity’s consolidated gross revenues for that year;

•

charitable contributions by Chevron to an entity in which our Director’s interest arises solely because he or she is a director, trustee, or similar advisor to the entity and the contributions do not exceed, in the aggregate, $1 million or 2 percent (whichever is greater) of that entity’s gross revenues for that year; and

•

transactions conducted in the ordinary course of business and our Director’s interest arises solely because he or she owns an equity or limited partnership interest in the entity and the transaction does not exceed 2 percent of the total equity or partnership interests of the entity.

The Committee reviews all relevant information, including the amount of all business transactions involving Chevron and the entity with which the Director or executive officer is associated, and determines whether to approve or ratify the transaction. A Director will abstain from decisions regarding transactions involving that Director or his or her family members.

Related Person Transaction

An immediate family member of Mr. Jay Johnson, Executive Vice President, Upstream, was employed by Chevron in 2015. Mr. Johnson’s son, Samuel W. Johnson, received compensation consisting of approximately $71,000 in salary and annual bonus and approximately $133,000 in customary employee benefits, including expatriate benefits. These amounts reflect compensation that is consistent with the total compensation provided to other employees of the same level with similar responsibilities. Mr. Johnson’s son left Chevron in mid-2015.

The Board Nominating and Governance Committee has reviewed and ratified this transaction under the standards described above.

Board Nominating and Governance Committee Report

The Board Nominating and Governance Committee (the Committee) is responsible for recommending to the Board the qualifications for Board membership, identifying, assessing, and recommending qualified Director candidates for the Board’s consideration, assisting the Board in organizing itself to discharge its duties and responsibilities, and providing oversight of Chevron’s corporate governance practices and policies, including an effective process for stockholders to communicate with the Board. The Committee is composed entirely of independent Directors as defined by the NYSE Corporate Governance Standards and operates under a written charter. The Committee’s charter is available on Chevron’s website at www.chevron.com and is available in print upon request.

The Committee’s role in and process for identifying and evaluating prospective Director nominees, including nominees recommended by stockholders, is described in the “Election of Directors” section of this Proxy Statement. In addition, the Committee makes recommendations to the Board concerning Director independence, Board committee assignments, committee chairs, Audit Committee “financial experts,” and the financial literacy of Audit Committee members. The Committee also reviews the process and the results of the annual performance evaluations of the Board, Board committees, and individual Directors.

The Committee regularly reviews trends and recommends best practices, initiates improvements, and plays a leadership role in maintaining Chevron’s strong corporate governance structures and practices. Among the practices the Committee believes demonstrate the Company’s commitment to strong corporate governance are the following:

•	annual election of all Directors;

•	supermajority of independent Directors;

•	majority vote standard for the election of Directors in uncontested elections, coupled with a Director resignation policy;

•	annual election of the Chairman of the Board by independent Directors;
•	annual election of an independent Lead Director by independent Directors;

•	annual performance assessment of the Board, Board committees, and individual Directors;

•	Director retirement policy;

•	annual succession planning sessions;

•	confidential stockholder voting policy;

•	minimum stockholding requirements for Directors and executive officers;

•	review and approval or ratification of “related person transactions” as defined by SEC rules;

•	policy to obtain stockholder approval of any stockholder rights plan;

•	proxy access;

•	right of stockholders to call for a special meeting; and

•	no supermajority voting provisions in the Restated Certificate of Incorporation or By-Laws.

Stockholders can find additional information concerning Chevron’s corporate governance structures and practices in Chevron’s Corporate Governance Guidelines, By-Laws, and Restated Certificate of Incorporation, copies of which are available on Chevron’s website at www.chevron.com and are available in print upon request.

Respectfully submitted on March 29, 2016, by members of the Board Nominating and Governance Committee of your Board:

Ronald D. Sugar, Chair

Linnet F. Deily

Jon M. Huntsman Jr.

John G. Stumpf

Inge G. Thulin

24	Chevron Corporation—2016 Proxy Statement

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Management Compensation Committee Report

The Management Compensation Committee (the Committee) of Chevron has reviewed and discussed with management the Compensation Discussion and Analysis beginning on page 28 of this Proxy Statement. Based on such review and discussion, the Committee recommended to the Board of Directors of the Corporation that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Corporation’s Annual Report on Form 10-K.

Respectfully submitted on March 29, 2016, by members of the Management Compensation Committee of your Board:

Enrique Hernandez Jr., Chair

Robert E. Denham

John G. Stumpf

Ronald D. Sugar

Inge G. Thulin

Carl Ware

Audit Committee Report

Roles and Responsibilities. The Audit Committee (the Committee) assists your Board in fulfilling its responsibility to provide independent, objective oversight of Chevron’s financial reporting and internal control processes. The Committee’s charter can be viewed on Chevron’s website at www.chevron.com and is available in print upon request.

Management is responsible for preparing Chevron’s financial statements in accordance with generally accepted accounting principles in the United States (U.S. GAAP), and for developing, maintaining, and evaluating disclosure controls and procedures and internal control over financial reporting.

The Company’s independent registered public accounting firm—PricewaterhouseCoopers LLP (PwC)—is responsible for expressing an opinion on the conformity of Chevron’s financial statements with U.S. GAAP and on the effectiveness of Chevron’s internal control over financial reporting.

Required Disclosures and Discussions. In discharging its oversight role, the Committee reviewed and discussed with management and PwC the audited financial statements for the year ended December 31, 2015, as contained in the 2015 Annual Report on Form 10-K, and management’s and PwC’s evaluation of Chevron’s internal control over financial reporting. The Committee routinely met privately with PwC and discussed issues deemed significant by PwC. The Committee has discussed with

PwC the matters required to be discussed by Auditing Standard No. 16, “Communications With Audit Committees,” as adopted by the Public Company Accounting Oversight Board (PCAOB).

In addition, the Committee discussed with PwC its independence from Chevron and Chevron’s management; received the written disclosures and the letter required by applicable requirements of the PCAOB regarding PwC’s communications with the Committee concerning independence; and considered whether the provision of nonaudit services was compatible with maintaining PwC’s independence.

Committee Recommendation. In reliance on the reviews and discussions outlined above, the Committee recommended to your Board that the audited financial statements be included in Chevron’s Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the U.S. Securities and Exchange Commission.

Respectfully submitted on February 24, 2016, by the members of the Audit Committee of your Board:

Charles W. Moorman IV, Chair

Alexander B. Cummings Jr.

Robert E. Denham

Alice P. Gast

Chevron Corporation—2016 Proxy Statement	25

Board Proposal to Ratify PricewaterhouseCoopers LLP as Independent Auditor for 2016 (Item 2 on the Proxy Card)

Auditor Review and Engagement

The Audit Committee (the Committee) is responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm that audits Chevron’s financial statements and internal control over financial reporting. The Committee has selected PricewaterhouseCoopers LLP (PwC) as Chevron’s independent registered public accounting firm for 2016, and your Board has endorsed this appointment.

The Committee annually reviews PwC’s performance and independence in deciding whether to retain PwC or engage a different independent registered public accounting firm. In the course of these reviews, the Committee considers, among other things:

• the quality and efficiency of PwC’s historical and recent audit plans and performance on the Chevron audit;

• PwC’s capability and expertise in handling the breadth and complexity of Chevron’s worldwide operations;

• PwC’s expertise in and knowledge of the global oil and gas industry and its network of partners and managers in Chevron’s key areas of operation;

• the desired balance of PwC’s experience and fresh perspective occasioned by mandatory audit partner rotation and PwC’s periodic rotation of other audit management;

• external data on audit quality and performance, including recent Public Company Accounting Oversight Board (PCAOB) reports on PwC and its peer firms;

• the appropriateness of PwC’s fees for audit and nonaudit services;

• the quality and candor of PwC’s communications with the Committee and management;

• PwC’s independence and objectivity; and

• PwC’s tenure as our independent registered public accounting firm, including the benefits of having a long-tenured auditor, and controls and processes that help safeguard PwC’s independence.

The Committee believes that PwC’s tenure as Chevron’s independent registered public accounting firm confers distinct benefits, including:

•	Enhanced audit quality. Through many years of experience with Chevron, PwC has gained significant institutional knowledge of and a deep expertise regarding Chevron’s global business and operations, accounting policies and practices, and internal control over financial reporting.

•

Effective audit plans and efficient fee structures. PwC’s extensive knowledge of Chevron’s business and control framework enables them to design effective audit plans that cover key risk areas while capturing cost efficiencies in audit scope and internal control testing.

•

Maintaining continuity avoids disruption. Bringing on a new auditor, without reasonable cause, would require extensive education and a significant period of time for the new auditor to reach a comparable level of knowledge and familiarity with Chevron’s business and control framework. Many of the efficiencies gained over the course of Chevron’s relationship with PwC could be lost.

The Committee believes that any concerns with PwC’s tenure are mitigated by the Committee’s strong independence controls, specifically:

•

Thorough Committee oversight. The Committee’s oversight includes frequent private meetings with PwC, a comprehensive annual evaluation by the Committee in determining whether to engage PwC, and a Committee-directed process for selecting the lead engagement partner.

•

Robust preapproval policies and procedures and limits on nonaudit services. The Committee must preapprove all audit and nonaudit services, including the type of services to be provided and the estimated fees related to those services. Categories of permissible nonaudit services are limited to those not affecting PwC’s independence or otherwise not barred by regulation.

•	Strong internal PwC independence procedures. PwC conducts periodic internal quality reviews of its audit work and rotates lead partners every five years.

•	Strong regulatory framework. PwC is an independent registered public accounting firm and is subject to PCAOB inspections, “Big 4” peer reviews, and PCAOB and SEC oversight.

Based on this evaluation, the Committee believes that PwC is independent and that it is in the best interests of Chevron and its stockholders to retain PwC as Chevron’s independent registered public accounting firm for 2016.

26	Chevron Corporation—2016 Proxy Statement

Board Proposal to Ratify PricewaterhouseCoopers LLP as Independent Auditor for 2016

PwC’s Fees and Services

PwC audited Chevron’s consolidated financial statements and effectiveness of internal control over financial reporting during the years ended December 31, 2015 and 2014. During these periods, PwC provided both audit and nonaudit services. Aggregate fees for professional services rendered to Chevron by PwC for the years ended December 31, 2015 and 2014, were as follows (millions of dollars):

Services Provided	2015	2014
Audit	$27.9	$27.2
Audit Related	$1.4	$1.6
Tax	$1.0	$1.1
All Other	$0.6	$0.6
TOTAL	$30.9	$30.5

The Audit fees for the years ended December 31, 2015 and 2014, were for the audits of Chevron’s consolidated financial statements, statutory and subsidiary audits, issuance of consents, assistance with and review of documents filed with the U.S. Securities and Exchange Commission, and the audit of the effectiveness of internal control over financial reporting.

The Audit Related fees for the years ended December 31, 2015 and 2014, were for assurance and related services for employee benefit plan audits, due diligence related to asset portfolio optimization, accounting consultations and attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax fees for the years ended December 31, 2015 and 2014, were for services related to tax compliance, including the preparation of tax returns and claims for refund, and tax advice, including assistance with tax audits and appeals.

All Other fees for the years ended December 31, 2015 and 2014, included services rendered for software licenses, subscriptions, benchmark studies and surveys.

Audit Committee Preapproval Policies and Procedures

All 2015 audit and nonaudit services provided by PwC were preapproved by the Committee. The nonaudit services that were preapproved by the Committee were also reviewed to ensure compatibility with maintaining PwC’s independence and compliance with SEC and other rules and regulations.

The Committee has implemented preapproval policies and procedures related to the provision of audit and nonaudit services. Under these procedures, the Committee preapproves both the type of services to be provided by PwC and the estimated fees related to these services.

Throughout the year, the Committee reviews any revisions to the estimates of audit and nonaudit fees initially approved.

PwC’s Attendance at the Annual Meeting

Representatives of PwC will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions.

Vote Required

This proposal is ratified if the number of shares voted FOR exceeds the number of shares voted AGAINST. Any shares not voted on this proposal (whether by abstention or otherwise) will have no impact on this proposal. If you are a street name stockholder and do not vote your shares, your bank, broker, or other holder of record can vote your shares at its discretion on this proposal.

Your Board’s Recommendation

Your Board recommends that you vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as Chevron’s independent registered public accounting firm.

Chevron Corporation—2016 Proxy Statement	27

Executive Compensation

Compensation Discussion and Analysis (CD&A)

A Message to Our Stockholders

Dear Chevron Stockholder,

Chevron is proud to be part of your portfolio and the Management Compensation Committee (MCC) thanks you for your continued support. The MCC is composed solely of independent Directors. It is our responsibility to design and execute competitive compensation programs that further the interests of stockholders and demonstrate strong pay-for-performance. It is also our responsibility to ensure that your views on executive compensation are heard and considered.

The industry in which Chevron operates is highly complex, competitive and volatile because of commodity cycles. The long lead times on projects and decades-long productive asset lives require a management team that is aligned with stockholder interests and capable of delivering today, while ensuring the Company is poised to capture value for our stockholders in the future. Our intent is to have compensation programs that not only drive strong alignment with investors, but also are competitive within the industry to attract, motivate, and retain top-tier talent.

This CD&A describes a strong alignment between the Company’s demonstrated performance and our Named Executive Officer (NEO) compensation outcomes. Chevron’s absolute and relative performance declined in 2015, in large part due to lower commodity prices. This deterioration has resulted in a lower corporate rating in the annual incentive program and reduced projected values for the NEOs’ outstanding equity-based long-term incentive awards, a compensation pattern that parallels the results that you, our stockholders, have seen in your investment this past year. On average, our active employee NEOs annual incentive payments decreased 22 percent from 2014 to 2015. Additionally, as of December 31, 2015 our CEO’s cumulative realizable compensation over the past three years is tracking at 55 percent less than its original intended target value (considering salary, annual incentive and long-term incentive awards).

Overall, the MCC remains committed to the continued alignment of compensation with performance on behalf of stockholders. We believe that Chevron’s compensation programs are appropriately designed to retain the talent that will drive long-term value creation for the stockholders.

Sincerely,

Management Compensation Committee

28	Chevron Corporation—2016 Proxy Statement

EXECUTIVE COMPENSATION

Objectives of Our Executive Compensation Program

The overarching objective of our executive compensation program is to attract and retain seasoned management who will deliver long-term stockholder value. Our success is driven by our people.

The global energy business is the largest industry in the world and is very competitive. It is also highly complex and volatile because of commodity cycles. The lead times and project life spans in our business are generally very long. The development cycle of a major capital project, from exploration to first production, can be 10 years or longer. Equally important, the productive life spans of our assets can be several decades in most cases and in excess of 100 years for some assets.

Accordingly, our compensation programs have been designed to fit a career employment model and reward employees for performance against near-term and long-term goals. This reflects the fact that the productive life of our asset base spans generations of employees and that the development cycles of many current investment projects are longer than an NEO’s tenure in a particular executive position.

In 2015, the sharp decline in commodity prices and economic uncertainty continued to negatively impact the industry as a whole and Chevron in particular due to our higher weighting than peers of both the Upstream business segment (versus Downstream) and of liquids production (versus natural gas production). Despite this challenging environment, our management and employees remain committed to deliver strong long-term stockholder returns absolute and relative to our industry peers. The stock performance graph that follows shows how an investment in Chevron common stock would have performed versus an equal investment in either the S&P 500 Index or a hypothetical peer group portfolio of BP, ExxonMobil, Royal Dutch Shell, and Total equity securities over a five-year period ending December 31, 2015.

The comparison includes the reinvestment of all dividends and is adjusted for stock splits, if any. The relative weightings of the constituent equity securities for this hypothetical peer group portfolio match the relative market capitalizations of BP, ExxonMobil, Royal Dutch Shell, and Total as of the beginning of the measurement period.

Our Pay Philosophy

Our compensation programs have been designed with several important values and objectives in mind. These include:

•	ensuring strong alignment of the interests of our stockholders, the Company, and our employees;

•	paying for performance;

•	rewarding career employees;

•	paying competitively, across all salary grades and across all geographies;
•	applying compensation program rules in a manner that is internally consistent; and

•

being metrics-driven and properly balanced in our emphasis on short-term and long-term objectives and our use of measures based on absolute performance, relative performance against industry peers, historical performance, and progress on key business initiatives.

Chevron Corporation—2016 Proxy Statement	29

EXECUTIVE COMPENSATION

Stockholder Engagement

As described in the “Corporate Governance—Engagement” section of this Proxy Statement, your Board believes that fostering long-term relationships with stockholders and maintaining their trust and goodwill is a core Chevron objective. Chevron conducts extensive engagements with its key stockholders and follows an Annual Engagement Plan and Process to systematically plan engagements and proactively address important issues. Among the issues routinely discussed in these engagements are Chevron’s executive compensation practices.

As measured by the results of our annual say-on-pay votes and feedback received during engagements, stockholders have generally expressed strong support for Chevron’s executive compensation practices. Since stockholders first voted on say-on-pay at Chevron in 2011, an average of 95 percent of votes cast have been cast in favor. Even so, based on feedback from stockholders received during our engagements this past year, we have identified additional opportunities to strengthen our disclosure and further highlight our pay-for-performance framework. The MCC believes the additional disclosure will further clarify the link between management’s and stockholders’ interests.

WHAT WE HEARD	WHAT WE’VE DONE

• Overall positive feedback regarding the changes we made to the 2015 CD&A disclosures and desire to continue keeping it clear and simple.	• We’ve kept the basic format of our CD&A and streamlined certain sections by removing duplication. We also looked to simplify charts and graphs where possible.

• Requests for more disclosure around the metrics used in the annual incentive and how the MCC determines incentive payouts.

•   The MCC strongly believes that it should determine Chevron’s annual incentive plan payments based on the absolute and relative Company performance as measured by the broad arrays of metrics described in this CD&A. Various sections of this CD&A (see pages 38-41) have been updated to illustrate the strong linkage between 2015 performance and annual incentive payout.

• Requests for more disclosure between NEO performance and the annual incentive payout.	• Expanded our individual performance highlights to explain specific contributions by each NEO and the linkage to Chevron Incentive Plan (CIP) payout (see pages 40 and 41).

• Requests for more information about how Chevron’s Long-Term Incentive Plan (LTIP) aligns with long-term valuation creation for stockholders.	• Provided examples of how the LTIP aligns NEO compensation with performance for the stockholder (see page 33).

At the Annual Meeting, the Company will hold its annual say-on-pay vote. The MCC will consider the results of the vote and continue to solicit feedback from stockholders on Chevron’s executive compensation practices as part of Chevron’s Annual Engagement Plan and Process.

30	Chevron Corporation—2016 Proxy Statement

EXECUTIVE COMPENSATION

Best-Practice Features

Embedded in our overall compensation program are additional features that strengthen the links between the interests of our NEOs and those of our stockholders.

WHAT WE DO		WHAT WE DO NOT DO

✓

Stock ownership guidelines, for the CEO, five times base salary; Executive Vice Presidents, and Chief Financial Officer, four times base salary; Vice President and General Counsel, two times base salary

		✗	No excessive perquisites, all with a specific business rationale

✓	Deferred accounts are inaccessible until a minimum of one year following termination	✗	No individual Supplemental Executive Retirement Plans

✓	Clawback provisions in the CIP, LTIP, Deferred Compensation Plan, Retirement Restoration Plan, and Employee Savings Investment Plan-Restoration Plan for misconduct	✗	No stock option repricing, reloads, or exchanges without stockholder approval

✓	Significant CEO pay at risk (90 percent)	✗	No loans or purchases of Chevron equity securities on margin

✓	Thorough assessment of Company and individual performance	✗	No transferability of equity securities (except in the case of death or a qualifying court order)

✓	Robust succession planning process with Board review twice a year	✗	No stock options granted below fair market value

✓	MCC composed entirely of independent Directors	✗	No hedging or pledging of Chevron equity securities

✓	Independent compensation consultant, hired by and reporting directly to the MCC	✗	No change-in-control agreements for NEOs

✓	MCC has discretion to reduce performance share payouts	✗	No tax gross-ups for NEOs

✓	CIP and certain LTIP awards (i.e., performance-based compensation) intended to qualify for deduction under Section 162(m) of Internal Revenue Code	✗	No “golden parachutes” or “golden coffins” for NEOs

✓	Annual assessment of incentive compensation risks

Chevron Corporation—2016 Proxy Statement	31

EXECUTIVE COMPENSATION

Pay-for-Performance Framework

As described above, one of the important values and objectives of our compensation programs is that pay should be linked to Company and individual performance. To support this objective, the majority of executive pay is “at-risk” and composed of awards that are directly tied to Company and individual performance that drives stockholder value over the long term.

Components of Compensation

The material components of our executive compensation program and their purposes and key characteristics are summarized in the following chart.

Emphasis on Compensation Components That Are Tied to Performance

The MCC believes that a majority of an executive’s pay should be composed of awards that are directly tied to Company and individual performance and considers all elements of pay together when setting awards. For this reason, an executive’s compensation is paid principally in the form of LTIP awards and CIP awards.

The majority of the LTIP awards derive value directly from the Company’s common stock price appreciation, which is, in most respects, a reflection of Company performance, and therefore directly linked to stockholder returns. Stock option awards can be rendered worthless if the Company’s common stock price does not appreciate prior to expiration of the stock options. Performance share awards can be rendered worthless if Chevron ranks last in relative total shareholder return (TSR) for any given three-year period as compared with the TSR of each company in our LTIP Performance Share Peer Group (i.e., BP, ExxonMobil, Royal Dutch Shell, and Total). Restricted stock units can deteriorate markedly in value from the grant date if Chevron performs poorly and its common stock price falls. Therefore, for the NEOs to earn the originally intended “target” compensation, Chevron must show sustained competitive performance and Chevron’s stockholders must be rewarded with competitive TSR results.

CIP awards are also tied to Company and individual performance. For example, the Committee has complete discretion to severely restrict, and even score at zero, the Corporate Performance Rating and the Individual Performance Factor for CIP awards.

32	Chevron Corporation—2016 Proxy Statement

EXECUTIVE COMPENSATION

Significant Pay at Risk

Approximately 90 percent of the total direct compensation (base salary, CIP and LTIP) delivered to our CEO and 85 percent delivered to our other NEOs is at risk. By “at risk,” we mean there is no guarantee that executives will actually realize the originally intended “target” compensation values. This “at risk” feature demonstrates management’s alignment with stockholders’ interests. In 2015, the portion of Mr. Watson’s total compensation that was at risk, along with those of the other NEOs, is illustrated as follows:

CEO Realizable Pay

To illustrate the strong link between executive compensation and Company and individual performance, the following charts compare the CEO’s target compensation and realizable pay as of December 31, 2015, for compensation opportunities awarded to him in 2013, 2014, and 2015.

(1)

Target Value at Award Date reflects: (i) base salary at year end, (ii) target CIP award, and (iii) intended grant date value of LTIP awards (60 percent stock options and 40 percent performance shares).

(2)

Realizable Value at 12/31/15 reflects: (i) paid base salary during the calendar year; (ii) the actual CIP award earned for that year, and (iii) the actual prevailing LTIP value at 12/31/15. For stock options: reflects that none of the past three awards is currently “in the money”, with exercise prices of $116.45 (2013); $116.00 (2014) and $103.71 (2015) relative to Chevron’s common stock price at 12/31/15 of $89.96. For (i) 2014 and 2015 performance shares: reflect 12/31/15 TSR rank versus the LTIP Performance Share Peer Group and associated performance modifier multiplied by Chevron’s common stock price at 12/31/15 ($89.96) and (ii) for the 2013 performance shares: the amount earned and paid at 100 percent (median Peer Group ranking) using the 20-day average trailing price of Chevron common stock at 12/31/15 ($89.93).

The MCC believes the charts above demonstrate the CEO’s realizable compensation is significantly aligned with stockholder value creation, specifically common stock price appreciation and relative TSR performance. In each of the three years shown, the realizable value of Mr. Watson’s compensation package as of December 31, 2015, is significantly less than the target value at award date, due primarily to a December 31, 2015, common stock price ($89.96) that was below the fair value price on the date of grant of the stock options and the performance shares. The realizable values he may ultimately earn will match or exceed targets only when Chevron’s common stock price increases and relative TSR improves.

Chevron Corporation—2016 Proxy Statement	33

EXECUTIVE COMPENSATION

Use of Peer Groups

We are always competing for the best talent with our direct industry peers and with the broader market. Accordingly, the MCC regularly reviews the market data, pay practices, and compensation ranges among both industry and non-industry peers to ensure that we continue to offer a reasonable and competitive executive pay program each year. Our core peer group has had very few changes over the years. Throughout this Compensation Discussion and Analysis, we refer to three distinct peer groups, as described below.

Peer Group	Description	Purpose	Source
Oil Industry Peer Group (13 companies)	Represents companies with substantial U.S. or global operations that most nearly approximate the size, scope, and complexity of our business or segments of our business.	To understand how each NEO’s total compensation compares with the total compensation for reasonably similar industry-specific positions at these companies.	Gathered from the Oil Industry Job Match Survey, an annual survey published by Towers Watson, and from these companies’ public disclosures.
Non-Oil Industry Peer Group (22 companies)	Represents companies of significant financial and operational size and that have, among other things, global operations, significant assets and capital requirements, long-term project investment cycles, extensive technology portfolios, an emphasis on engineering and technical skills, and extensive distribution channels.	To periodically compare our overall compensation practices (and those of the oil and energy industry, generally) against a broader mix of non-oil companies that are similar to Chevron in size, complexity, and scope of operations.	Gathered from the Total Compensation Measurement Database, a proprietary source of compensation and data analysis developed by Aon Hewitt.
LTIP Performance Share Peer Group (4 companies)	BP, ExxonMobil, Royal Dutch Shell, and Total.	To compare our total shareholder return over a three-year period to determine the payout value, if any, of performance share awards under our Long-Term Incentive Plan.	Gathered from the Oil Industry Job Match Survey, an annual survey published by Towers Watson, and from these companies’ public disclosures.

Oil Industry Peer Group (in order of decreasing market capitalization)

		Market Cap ($ Millions)	Sales and Other Operating Revenues ($ Millions)(1)	Net Income ($ Millions)
Company Name	Company Ticker	12/31/2015	FY2015	FY2015
ExxonMobil Corporation	XOM	324,501	236,810	16,150
Chevron Corporation	CVX	169,308	122,566	4,587
Royal Dutch Shell plc	RDSA	145,239	264,960	1,939
BP plc	BP	95,880	222,894	(6,482)
ConocoPhillips	COP	57,645	29,564	(4,428)
Occidental Petroleum Corporation	OXY	51,636	12,480	(7,829)
Phillips 66	PSX	43,635	85,195	4,227
Valero Energy Corporation	VLO	34,047	87,804	3,990
Marathon Petroleum Corporation	MPC	27,631	64,359	2,852
Anadarko Petroleum Corporation	APC	24,686	9,486	(6,692)
Hess Corporation	HES	13,729	6,636	(3,056)
Devon Energy Corporation	DVN	13,152	12,642	(14,454)
Tesoro Corporation	TSO	12,686	28,150	1,540
Marathon Oil Corporation	MRO	8,527	5,522	(2,204)
(1)	Excludes excise, value-added and similar taxes.

The Oil Industry Peer Group companies most similar to Chevron in size, complexity, geographic reach, business lines, and location of operations are BP, ExxonMobil, Royal Dutch Shell. These companies are key competitors for stockholder investments within the larger global energy sector. We also compete for stockholder interest with smaller companies, including the larger independent exploration and production companies (ConocoPhillips, Occidental, Anadarko, etc.) and the larger independent refining and marketing companies (Valero, Tesoro, etc.). We compete with all of these companies for executive talent.

34	Chevron Corporation—2016 Proxy Statement

EXECUTIVE COMPENSATION

Non–Oil Industry Peer Group (in order of decreasing market capitalization)

		Market Cap ($ Millions)	Sales and Other Operating Revenues ($ Millions)(1)	Net Income ($ Millions)
Company Name	Company Ticker	12/31/2015	FY2015	FY2015
General Electric Company	GE	293,990	105,729	(6,126)
Johnson & Johnson	JNJ	284,220	70,074	15,409
AT&T, Inc.	T	211,690	146,801	13,345
Pfizer Inc.	PFE	199,281	48,851	6,960
Verizon Communications Inc.	VZ	188,063	131,620	17,879
Chevron Corporation	CVX	169,308	122,566	4,587
Intel Corporation	INTC	162,570	55,355	11,420
Merck & Co. Inc.	MRK	147,555	39,498	4,442
Pepsico, Inc.	PEP	145,569	63,056	5,452
International Business Machines Corporation	IBM	133,507	79,878	13,190
The Boeing Company	BA	96,873	96,114	5,176
3M Company	MMM	92,751	30,274	4,833
Honeywell International Inc.	HON	79,821	38,581	4,768
Lockheed Martin Corporation	LMT	66,729	46,132	3,605
The Dow Chemical Company	DOW	59,645	48,778	7,685
Ford Motor Co.	F	55,918	140,566	7,373
Duke Energy Corporation	DUK	49,140	23,063	2,816
Caterpillar Inc.	CAT	39,569	44,147	2,102
Northrop Grumman Corporation	NOC	34,436	23,526	1,990
American Electric Power Co., Inc.	AEP	28,600	16,329	2,047
HP Inc.(2)	HPQ	21,215	102,994	4,554
International Paper Company	IP	15,629	22,365	938
Alcoa Inc.	AA	12,931	22,534	(322)
(1)	Excludes excise, value-added and similar taxes.

(2)

HP Inc.’s fiscal year ends on October 31. Accordingly, market capitalization reflects October 31, 2015, shares outstanding and December 31, 2015, stock price. Sales and Other Operating Revenues and Net Income both reflect the fiscal year ended October 31, 2015.

Chevron Corporation—2016 Proxy Statement	35

EXECUTIVE COMPENSATION

How Compensation Is Determined

Named Executive Officers

Chevron’s Named Executive Officers, or NEOs
John S. Watson, Chairman and Chief Executive Officer
Patricia E. Yarrington, Vice President and Chief Financial Officer
James W. Johnson, Executive Vice President, Upstream*
Michael K. Wirth, Executive Vice President, Midstream and Development**
R. Hewitt Pate, Vice President and General Counsel
George L. Kirkland, Former Vice Chairman and Executive Vice President, Upstream*

*	Mr. Johnson was appointed to Executive Vice President, Upstream in June 2015 upon the retirement of Mr. Kirkland.

**	During 2015, Mr. Wirth was Executive Vice President, Downstream & Chemicals. Effective January 1, 2016, he was appointed to Executive Vice President, Midstream and Development.

Base Salary

Base salary is a fixed, competitive component of pay based on responsibilities, skills, and experience. Base salaries are reviewed periodically in light of market practices and changes in responsibilities.

How the CEO’s Base Salary Is Determined

The MCC’s independent consultant reviews and reports to the MCC on the relationship of Mr. Watson’s base salary to that of his peers in our Oil Industry and Non-Oil Industry Peer Groups. The MCC does not have a predetermined target or range within the Oil Industry Peer Group or Non-Oil Industry Peer Group as an objective for Mr. Watson’s base salary. Instead, the MCC takes into account the data provided by the MCC’s independent consultant, the relative size, scope, and complexity of our business, Mr. Watson’s performance, and the aggregate amount of Mr. Watson’s compensation package. After considering these elements, the MCC makes a recommendation to the independent Directors, and the independent Directors determine Mr. Watson’s base salary.

How the Other NEOs’ Base Salaries Are Determined

For our other NEOs, base salary is a function of two things: (i) the NEO’s assigned base salary grade and (ii) individual qualitative considerations, such as individual performance, experience, skills, competitive positioning, retention objectives, and leadership responsibilities relative to other NEOs.

Each NEO is assigned a base salary grade. Each grade has a base salary minimum, midpoint, and maximum that constitutes the salary range for that grade, except for the CEO position, which does not have a salary grade range. Salary grades and the appropriate salary ranges are determined through market surveys of positions of comparable level, scope, complexity, and responsibility. The MCC annually reviews the base salary grade ranges and may approve changes in the ranges based on business or market conditions. The MCC made no changes to any of the NEO salary grade ranges for 2015 compensation.

Mr. Watson makes recommendations to the MCC as to the base salaries for each of our other NEOs. The MCC makes base salary determinations for all NEOs, and the independent Directors of the Board review and ratify the determinations.

Adjustments in 2015 Base Salaries

The MCC adjusted our NEOs’ base salaries in 2015 as follows:

NEO	Position	2014 Base Salary	2015 Base Salary		Adjustment for 2015
John S. Watson	Chairman and Chief Executive Officer	$1,836,000	$1,863,500		1.5%
Patricia E. Yarrington	Vice President and Chief Financial Officer	$1,050,000	$1,059,500		0.9%
James W. Johnson	Executive Vice President, Upstream	$856,000	$960,000		12.1%
Michael K. Wirth	Executive Vice President, Midstream and Development	$1,069,200	$1,085,000		1.5%
R. Hewitt Pate	Vice President and General Counsel	$850,000	$874,000		2.8%
George L. Kirkland	Former Vice Chairman and Executive Vice President, Upstream	$1,525,000	$1,550,000	(1)	1.6%

(1)	Mr. Kirkland’s actual base salary paid in 2015 was $767,708 due to his retirement in June of 2015.

The MCC determined that these adjustments were appropriate based upon a review of each NEO’s experience, expertise and performance in his or her role.

36	Chevron Corporation—2016 Proxy Statement

EXECUTIVE COMPENSATION

Chevron Incentive Plan (CIP)

The CIP is designed to recognize annual performance achievements. Annual operating, financial, and health, environment and safety results figure prominently into this assessment, along with demonstrated progress on key business initiatives. The CIP also recognizes individual leadership. The CIP is delivered as an annual cash bonus based on a percentage of base salary and makes up approximately 12 percent of the CEO’s annual compensation and 15 percent of all other NEOs’ annual target compensation in 2015. The CIP award calculation is consistent across more than 55,000 CIP-eligible Chevron employees, with the award target varying by pay grade. The award is calculated as follows:

Base Salary	x	Award Target	x	Corporate Performance Rating	x	Individual Performance Factor
		À		À		À

Before the beginning of each performance year, the MCC establishes a CIP Award Target for each NEO, which is based on a percentage of the NEO’s base salary.

The MCC sets target awards with reference to the median award of our Oil Industry Peer Group. All individuals in the same salary grade have the same target, which provides internal equity and consistency.

After the end of the performance year, the MCC sets the Corporate Performance Rating. This rating reflects the MCC’s overall assessment of the Company’s performance for that year, based on a range of measures used to evaluate performance against plan in four broad categories:

• Financial

• Health, Environment, and Safety

• Operating Performance

• Milestones and Commercial

The MCC has discretion on weighting the categories and on weighting the measures within each category. Performance is viewed across multiple parameters (absolute results; results versus plan; results versus Oil Industry Peer Group and/or general industry; performance trends over time), and distinctions are made between the controllable and noncontrollable aspects of the measures.

With these measures as the foundation, the MCC determines the Corporate Performance Rating. The minimum Corporate Performance Rating is zero (i.e., no bonus payout), and the maximum is 200 percent.

For 2015, the MCC set the Corporate Performance Rating at 80 percent. See the discussion on pages 38-40 for the rationale of MCC’s decision.

The MCC also takes into account individual performance. This is largely a personal leadership dimension, recognizing the individual effort and initiative expended and demonstrated progress on key business initiatives during the course of the year.

The CEO recommends to the MCC an Individual Performance Factor for each NEO other than himself.

The MCC determines the final Individual Performance Factor for each NEO and the CEO.

See pages 40-41 for an explanation of the MCC’s decision for each NEO.

Chevron Corporation—2016 Proxy Statement	37

EXECUTIVE COMPENSATION

2015 CIP Results—Corporate Performance Rating

Our annual performance measures are reviewed in comparison with prior years, current-year plans, and the results of our Oil Industry Peer Group. The MCC also reviews actual annual cash award payments for the prior year for Chevron and our Oil Industry Peer Group, compared with actual business performance for Chevron and for our Oil Industry Peer Group. This comparison assures that our process for determining the Corporate Performance Rating is consistent with our Oil Industry Peer Group and that actual awards are consistent with both Chevron performance and performance relative to our peers. The MCC reviews performance in four broad categories, which are assigned a weighting. Each category contains multiple performance measures that reinforce the importance of both short-term and long-term performance. The MCC continues to believe that discretion is a critical component in Chevron’s executive compensation program. With this, the MCC has discretion on weighting the categories and on weighting the measures within each category. The energy business is complex and dynamic. A strictly formulaic, metric-based incentive program does not have the flexibility to respond to a rapid change in operating environment and commodity price. In addition, it could have the unintended consequence of encouraging executives to focus on achieving near-term metrics at the expense of long-term value creation as well as damage our ability to keep employees motivated and retained.

Category	Weight	Key Performance Measures
Financial	40%	• Earnings/ Earnings per Share • Return on Capital Employed • Total Shareholder Return (one, three, and five years)
Health, Environment, and Safety	20%	• Process Safety • Personal Safety • Environmental Performance
Operating Performance	25%	• Operating Expenses • Segment Earnings per Barrel • Production • Reserves • Asset Utilization Rates
Milestones and Commercial	15%	• Major Capital Projects • Commercial Transactions
The MCC has the discretion to adjust the cash payout of performance downward if it determines that business or economic considerations warrant such an adjustment.

The category weightings and key performance measures against the business plan are agreed to with the Board and the MCC at the beginning of each performance year. Mid-year and end-of-year reviews by the Board and MCC assess progress against this balanced set of performance measures. The key performance measures are described in detail in the next below.

The Corporate Performance Rating influences compensation outcomes for more than 55,000 employees worldwide. Therefore,

in setting the overall corporate rating, the MCC also takes into account the need to provide competitive overall compensation not only for the NEOs, but also for the employee base as a whole.

The MCC set a Corporate Performance Rating of 80 percent for 2015. This overall rating is based on the following assessment of Chevron’s 2015 performance.

2015 Performance

Low commodity prices made this year challenging for Chevron and for the entire oil and gas industry, which has reported reduced earnings across the sector. We have responded by reducing operating and capital spending, leveraging efficiencies, prioritizing activities, selling non-strategic assets and right sizing the workforce. We had one of our best years on virtually every measure of personal safety, process safety, and petroleum spills.

In Downstream, we reported record earnings and achieved strong utilization rates across the refineries network. We realized significant proceeds from divestment of non-strategic assets, primarily from the sale of our 50 percent interest in Caltex Australia Limited. We also made significant progress on important reliability and growth investments at the Singapore and Richmond refineries as well as in Chevron-Phillips Chemical LLC, the Company’s 50 percent-owned affiliate.

In Upstream, earnings were hit hard by low crude oil and natural gas prices at a time when several major capital projects are under construction. We are focused on completing those projects while also reducing capital spending and operating expenses. In 2015, we started up the Lianzi, Moho Nord and Agbami-3 projects in West Africa and progressed the Gorgon, Wheatstone and Chuandongbei projects.

Below we highlight the Company’s performance both in the four broad categories that form the basis of CIP award decisions and as compared with our LTIP Performance Share Peer Group (BP, ExxonMobil, Royal Dutch Shell, and Total). In the graphs that follow, earnings have been adjusted to exclude externally disclosed, significant items or activities that are not representative of underlying business operations, such as gains or losses associated with divestitures, asset impairments, and restructurings. We present a reconciliation of these non–Generally Accepted Accounting Principles (GAAP) financial measures to their most directly comparable GAAP financial measures in Appendix A to this Proxy Statement.

38	Chevron Corporation—2016 Proxy Statement

EXECUTIVE COMPENSATION

Financial Highlights

•	Reported earnings of $4.6 billion and 2.5 percent ROCE in 2015, compared to $19.2 billion in earnings and 10.9 percent ROCE in 2014.

•

Most peer companies reported lower earnings, with declines largely attributable to a nearly 50 percent drop in crude oil prices as well as asset impairments and other write-downs necessitated by low prices.

•

Ranked 4th on adjusted earnings per share, with ranking adversely affected by a higher weighting than peers of both the Upstream business segment (versus Downstream) and of liquids production (versus natural gas production).

Reported Earnings(1)
Company Name	2014 ($ Millions)	2015 ($ Millions)	Change (‘14 vs ‘15)
Total S.A.	4,244	5,087	20%
ExxonMobil Corporation	32,520	16,150	-50%
Chevron Corporation	19,241	4,587	-76%
Royal Dutch Shell plc	14,874	1,939	-87%
BP plc	3,780	-6,482	-271%

•	Reduced operating expenses and capital expenditures $9 billion from 2014 to 2015.

•	Led peer group in Total Shareholder Returns for 10-year holding period; ranked 2nd over the five-year period.

•	Extended record of consecutive annual per share dividend increases to 28 years.

Health, Environment, and Safety Highlights

•	One of our best years in overall Operational Excellence performance.

•	Best year in preventing significant incidents that could have corporate level impact.

•	An industry leader in Total Recordable Incident Rate and Days Away From Work Rate for five consecutive years.

•	Record low Days Away from Work Rate and Motor Vehicle Crash Rate.

•	Petroleum spill volume matched 2014 record low.

Operating Performance Highlights

•	Upstream adjusted earnings per barrel were $2.06, reflecting an 88 percent decline versus 2014.

•	Continued to be among industry leaders in Upstream cash margins and production costs per barrel.

•	Increased net oil-equivalent production by 2 percent compared with 2014.

•	Achieved a 107 percent reserves replacement ratio for 2015, 94 percent for the three-year period, and 113 percent for the five-year period.
•	Achieved one of our best years in terms of Downstream facility utilization and reliability.

•	Significantly increased lead over peers on Downstream adjusted earnings per barrel.

•	Posted an adjusted Downstream and Chemicals return on capital employed of 23.5 percent in 2015.

(1)	LTIP Performance Share Peer Group used for comparison.

(2)

Chevron Adjusted Earnings represent Reported Earnings less adjustments for certain non-recurring items, except foreign exchange. Earnings of competitors are adjusted on a consistent basis as Chevron to exclude certain non-recurring items based on publicly available information.

Chevron Corporation—2016 Proxy Statement	39

EXECUTIVE COMPENSATION

Milestones and Commercial Highlights

During 2015, we had a number of operational successes.

In Upstream, we achieved first production from the Lianzi Field, located in a unitized offshore zone between the Republic of Congo and the Republic of Angola; Moho Nord, our deepwater development offshore the Republic of the Congo; and Agbami 3, off the coast of the central Niger Delta region. We also ramped up Jack/St. Malo and Tubular Bells in the U.S. Gulf of Mexico. We achieved start-up of Train 1 at our Gorgon LNG project in March 2016 and reached several important construction milestones at our Wheatstone LNG project. We also achieved start-up of Train 1 at our Chuandongbei project in China in January 2016. Since 2014, production has increased 30 percent in our shale and tight resource developments in the Permian Basin, Argentina, and Canada.

In Downstream, we achieved the best mechanical availability at operated refineries since 2002 as well as strong utilization rates across the network. We realized significant proceeds from divestment of non-strategic assets, primarily from the sale of our 50 percent interest in Caltex Australia Limited. We also made significant progress on important reliability and growth investments including construction of a gasoline desulfurization facility and a cogeneration plant at the Singapore Refinery (50 percent-owned), and received remaining regulatory approvals to complete the modernization of the Richmond, California, refinery. Chevron-Phillips Chemical LLC, the Company’s 50 percent-owned affiliate, began commercial operations of its 100,000-metric-ton-per-year expansion of normal alpha olefins capacity at the Cedar Bayou, Texas, complex and advanced construction of its new ethane cracker and two polyethylene units in Texas.

CIP Awards for 2015 Performance Year

The MCC and independent Directors of the Board assessed corporate and individual performance in making CIP awards based on 2015 performance.

As described above, performance is assessed against key performance measures on historical and relative competitive performance of the Company against our Oil Industry Peer

Group. In the MCC’s and the independent Directors’ assessment, the following CIP awards demonstrate the crucial connection between pay and performance, reinforce management’s accountability for the full spectrum of operating results, and support the objective of attracting and retaining seasoned management who will deliver long-term stockholder value.

2015 CIP Results—Individual Performance Highlights

NEO	Performance Highlights
John S. Watson

•  Significant action to improve earnings and cash flow in response to low commodity price

•  Operating expenses and capital spending were reduced $9 billion in 2015 from 2014; confirmed strategic direction for further spend reductions in 2016 and for cash flow neutrality in 2017

•  28th consecutive increase in dividend payouts on Chevron’s common stock

•  Best year overall in personal safety, process safety and spill performance

•  Collaboratively worked with the Board and Executive team to set organizational strategies and objectives that balance short-term price pressure and long-term stockholder value creation

Patricia E. Yarrington

•  Continued excellence in cash, balance sheet and other risk management efforts to position Company for success under low cost environment

•  Outstanding internal controls performance

•  Highly effective in engaging and building relationships with investors and finance communities

James W. Johnson

•  Excellent operational performance—strong health, environment and safety performance; two percent increase in net oil-equivalent production compared to 2014; 107 percent reserve replacement ratio

•  Significant effort in reducing capital spending and operating expenses in response to sharp decline in commodity prices, Upstream earnings and cash flow

•  Achieved several major capital project milestones

•  Identified and began implementation on key opportunities to improve project execution

•  Increased responsibility and seamless leadership transition of Company’s Upstream operations

Michael K. Wirth

•  Best Downstream performance year ever, with $7.6 billion earnings

•  Significantly increased lead over peers on Downstream adjusted earnings per barrel

•  Improved refinery reliability, allowing capture of earnings and cash flow benefits in a favorable margin environment

•  Continued strong leadership in reshaping the Downstream portfolio through strategic asset sales

•  Achieved major milestones on petrochemical investments

R. Hewitt Pate

•  Exceptional progress on international cases and other major litigation matters

•  Demonstrated strong functional leadership and continued success in case resolution

•  Continued high-quality support of major commercial activity and significant transactions, including mitigating risks and maximizing deal value capture

40	Chevron Corporation—2016 Proxy Statement

EXECUTIVE COMPENSATION

2015 CIP Results

Mr. Watson received an award of $2,450,000. This amount reflects the amount of his base salary ($1,863,500) multiplied by his CIP Award Target percentage of 150 percent multiplied by the Corporate Performance Rating of 80 percent, resulting in an award of $2,236,200. The remaining $213,800 of Mr. Watson’s award is attributable to the MCC’s and independent Directors’ assessment of his individual performance, as described above.

Ms. Yarrington received an award of $1,025,600. This amount reflects the amount of her base salary ($1,059,500) multiplied by her CIP Award Target percentage of 110 percent multiplied by the Corporate Performance Rating of 80 percent, resulting in an award of $932,360. The remaining $93,240 of Ms. Yarrington’s award is attributable to the MCC’s and independent Directors’ assessment of her individual performance, as described above.

Mr. Johnson received an award of $985,300. This amount reflects the amount of his base salary ($960,000) multiplied by his CIP Award Target percentage of 120 percent multiplied by the Corporate Performance Rating of 80 percent, resulting in an award of $921,600. The remaining $63,700 of Mr. Johnson’s award is attributable to the MCC’s and independent Directors’ assessment of his individual performance, as described above.

Mr. Wirth received an award of $1,092,300. This amount reflects the amount of his base salary ($1,085,000) multiplied by his CIP Award Target percentage of 110 percent multiplied by the Corporate Performance Rating of 80 percent, resulting in an award of $954,800. The remaining $137,500 of Mr. Wirth’s award is attributable to the MCC’s and independent Directors’ assessment of his individual performance, as described above.

Mr. Pate received an award of $748,100. This amount reflects the amount of his base salary ($874,000) multiplied by his CIP Award Target percentage of 100 percent multiplied by the Corporate Performance Rating of 80 percent, resulting in an award of $699,200. The remaining $48,900 of Mr. Pate’s award is attributable to the MCC’s and independent Directors’ assessment of his individual performance, as described above.

Mr. Kirkland received an award of $790,400. This amount reflects the MCC’s and independent Directors’ assessment of his individual performance, a proration of his base salary earned until retirement, Corporate Performance Rating of 80 percent, and his CIP Award Target percentage of 130 percent.

Long-Term Incentive Plan (LTIP)

The key objective of our LTIP awards is to encourage performance that drives stockholder value over the long term. LTIP awards give our NEOs a meaningful equity stake in the business, an equity stake that vests over time. The amount of an NEO’s LTIP award at grant time is determined by the MCC with input from its independent compensation consultant, using Oil

Industry Peer Group compensation comparisons. The objective is to ensure that Chevron is competitive against the Oil Industry Peer Group on total compensation (cash plus equity), after allowing for appropriate distinctions based on size, scale, scope, and job responsibilities. Our LTIP awards typically consist of two equity components:

Component	Weight	How It Works
Stock Options[1]	60%	• Strike price is equal to the closing common stock price on the grant date.
		• Options vest and become exercisable one-third per year, based on continued service for the first three years, and expire 10 years after the grant date.
		• Gain realized depends on the common stock price at the exercise date compared with the strike price.
		• Actual number of stock options granted is determined by dividing 60 percent of the value of the NEO’s LTIP award by actual Black-Scholes option value.
Performance Shares[2]	40%	• Payout is dependent on Chevron’s total shareholder return (TSR) over a three-year period, compared with our LTIP Performance Share Peer Group.
		• Payout can vary from zero to 200 percent of the cash value of the target number of shares, depending on this relative TSR ranking. The MCC in its judgment can apply negative discretion.
		• Payout of 200 percent is earned only if Chevron’s TSR is better than all of our LTIP Performance Share Peer Group.
		• Payout of zero percent is earned if Chevron’s TSR is last relative to all of our LTIP Performance Share Peer Group.
		• Actual number of shares granted is determined by dividing 40 percent of the value of the NEO’s LTIP award by Chevron’s grant date common stock price.
		• Payment is made in cash.
1	We report the value of each NEO’s 2015 stock option exercises in the “Option Exercises and Stock Vested in Fiscal Year 2015” table in this Proxy Statement.

2	We report the value of each NEO’s 2013 performance share payout in the “Option Exercises and Stock Vested in Fiscal Year 2015” table in this Proxy Statement.

From time to time, the Board may approve the grant of restricted stock units in recognition of strong performance as well as to incent continued employment. Recipients will not recognize any value from a grant of RSUs unless they stay with the Company through the vesting dates of awards.

Based on comparisons of equity compensation plans across the industry, the MCC considers Chevron’s LTIP to be among the most performance-oriented in the industry. To have value, stock options require appreciation in Chevron’s common stock price. Performance shares have value only if Chevron achieves TSR greater than or equal to that of at least one peer in our LTIP

Performance Share Peer Group, as described above. Restricted stock units can deteriorate markedly in value from the grant date if Chevron performs poorly. As shown earlier in the analysis of the CEO’s realizable compensation (see page 33), these equity awards align compensation extremely well with overall shareholder return.

Chevron Corporation—2016 Proxy Statement	41

EXECUTIVE COMPENSATION

A Closer Look at LTIP Awards: Why a Mix of 60 Percent Stock Options and 40 Percent Performance Shares?

As described in the chart in the previous section, long-term incentive awards are typically awarded as 60 percent stock options and 40 percent performance shares. This combination provides a balance of awards, which the MCC believes appropriately serves both performance incentive and executive retention objectives. The 60/40 split of stock options and performance shares serves a retention objective in that it diversifies grant-recipient compensation risks. Performance shares have value based on Company performance relative to peers. They also provide some level of performance incentive even during periods of adverse equity market conditions, provided the Company performs favorably against its peers. Stock options have value when absolute stock prices rise, but do not retain value if macroeconomic or industry-specific conditions force an overall decline in equity values, irrespective of individual company performance results.

With stock options and performance shares as key compensation elements, our NEOs are:

•	fully aligned with the economic interests of our stockholders, on both a medium- and long-term time horizon;

•	significantly leveraged, from an ultimate compensation standpoint, to Chevron’s common stock price performance; and

•	rewarded based on a balance between relative (performance shares) and absolute (stock options) pay-for-performance measures.

The average hold time prior to exercising stock options is approximately six years for our LTIP population, and seven years for our NEOs, reinforcing the long-term focus of our senior leaders on achieving sustainable, superior performance. Although stock options make up more than half of the potential value of an individual’s LTIP grant, the MCC believes our performance award structure should also focus on relative performance against our competitors and should not be tied solely to equity market fluctuations that can be driven by macro factors completely unrelated to the energy industry and Company performance.

Term of LTIP Awards

A Closer Look at Performance Shares: Why Total Shareholder Return (TSR)?

The MCC continues to believe that TSR is the best overall pay-for-performance measure to align our NEOs’ performance with stockholder interests. TSR is the standard metric for stockholders to use in measuring Company performance because it easily allows for meaningful comparisons of our performance relative to other companies within our same industry, and it also allows for easy comparison with our stockholders’ other investment alternatives. It is objectively determined by third-party market participants independent of the Company’s judgment.

The MCC believes that Company performance on other measures—operational and financial, as well as short-term and long-term—is ultimately reflected in TSR results. Thus, over time, TSR offers the best indication of sustained performance across a number of important measures. It is also the measure that encourages the Company to adopt strategies and execute against those strategies to sustain its performance against key industry competitors and against the broader market. Finally, TSR as an incentive metric is not vulnerable, as other financial metrics can be, to actions that optimize short-term gains at the expense of long-term value creation.

The value of the performance share payout depends on how our TSR ranks relative to that of our LTIP Performance Share Peer Group over a three-year performance period. TSR combines common stock price appreciation and dividends paid to show the total return to stockholders, expressed as an annualized percentage. The calculation assumes that dividends are reinvested in additional shares. The three-year period reflects an extended ownership period consistent with a long-term investor.

Depending on our TSR rank compared with that of our LTIP Performance Share Peer Group, the payout is calculated as follows:

Our Relative TSR Rank	Payout as a Percentage of Target
1	200%
2	150%
3	100%
4	50%
5	0%

Performance share payouts reported in the “Option Exercises and Stock Vested in Fiscal Year 2015” table in this Proxy Statement relate to performance shares granted in January 2013. For the three-year performance period ending December 31, 2015, Chevron ranked third in TSR among the five companies in the LTIP Performance Share Peer Group. This resulted in a payout of 100 percent of target.

The MCC has discretion to adjust the cash payout of performance shares downward if it determines that business or economic considerations warrant such an adjustment.

42	Chevron Corporation—2016 Proxy Statement

EXECUTIVE COMPENSATION

Performance shares awarded in January 2015 are not eligible for payout (if any) until expiration of the three-year performance period on December 31, 2017.

Additional details about performance share payouts can be found in the footnotes to the “Option Exercises and Stock Vested in Fiscal Year 2015” table in this Proxy Statement.

2015 LTIP Grants

In the “Summary Compensation Table” and the “Grants of Plan-Based Awards in Fiscal Year 2015” table in this Proxy Statement, we report the value and terms of the following LTIP awards granted in early 2015 to each NEO.

Each year the MCC determines an intended grant-date value of LTIP awards for the CEO and other NEOs. For the CEO, the MCC relies on input from our independent compensation consultant and the compensation comparison data, focusing on data from the Oil Industry Peer Group. The MCC also considers the CEO’s demonstrated performance and the Company’s size, scope, and complexity relative to the comparison companies.

For the other NEOs, the intended grant-date values are largely a function of the NEO’s salary grade. At the beginning of the performance year, the MCC sets an annual LTIP award target value for each salary grade as a multiple of salary, referencing median incentive opportunities awarded to executives in similar positions at companies in the Oil Industry Peer Group. Individual NEO awards may vary from the corresponding salary grade target based on Company, organization, or individual performance. Mr. Watson proposes LTIP awards for the NEOs other than himself based on the information above and his assessment of Company, organization, and individual officer performance. In January 2015, the MCC approved the following LTIP awards to the CEO and other NEOs.

NEO	Intended Grant Date Value	Stock Options*	Performance Shares*	RSUs
John S. Watson	$15,322,000	662,000	59,100	–
Patricia E. Yarrington	$ 3,810,000	164,600	14,700	–
James W. Johnson	$ 5,334,300	164,600	14,700	14,700
Michael K. Wirth	$ 5,334,300	164,600	14,700	14,700
R. Hewitt Pate	$ 4,060,000	125,300	11,200	11,180
George L. Kirkland**	$ 6,500,000	280,800	25,100	–

*

The number of awarded stock options and performance shares was determined based on the Company’s common stock price on January 28th, 2015, an actual Black Scholes value for stock options, and a performance share factor of 100 percent–equal to “target” performance. As these inputs may vary from those used for financial reporting, the Intended Grant Date Values shown above may not match the values presented in the “Summary Compensation Table” or the “Grants of Plan Based Awards Table” in this Proxy Statement.

**

Mr. Kirkland will not realize any value from his 2015 stock option and performance share grants. They were cancelled following his June 2015 retirement, in accordance with LTIP rules that provide for forfeiture of grants held for less than one year following the grant date.

Chevron Corporation—2016 Proxy Statement	43

EXECUTIVE COMPENSATION

Retirement Programs and Other Benefits

NEOs, like all other employees, have retirement programs and other benefits as part of their overall compensation package at Chevron. We believe that these programs and benefits:

•	support our long-term investment cycle;

•	complement our career employment model; and

•	encourage retention and long-term employment.

Retirement Programs

All of our employees, including our NEOs, have access to retirement programs that are designed to enable them to accumulate retirement income. The defined benefit (pension) and defined contribution (401(k) savings) plans allow highly compensated employees to receive the same benefits they would have earned without the IRS limitations on qualified retirement plans under the Employee Retirement Income and Security Act. The deferred compensation plan allows eligible employees to defer salary, CIP and LTIP awards.

Plan Name	Plan Type	How It Works	What’s Disclosed
Chevron Retirement Plan (CRP)	Qualified Defined Benefit (IRS §401(a))	Participants are eligible for a pension benefit when they leave the Company as long as they meet age, service, and other provisions under the plan.	In the “Summary Compensation Table” and “Pension Benefits Table” in this Proxy Statement, we report the change in pension value in 2015 and the present value of each NEO’s accumulated benefit under the CRP. The increase in pension value is not a current cash payment. It represents the increase in the value of the NEOs’ pensions, which are paid only after retirement.
Chevron Retirement Restoration Plan (RRP)	Nonqualified Defined Benefit	Provides participants with retirement income that cannot be paid from the CRP due to IRS limits on compensation and benefits.[1]	In the “Pension Benefits Table” and accompanying narrative in this Proxy Statement, we describe how the RRP works and present the current value of each NEO’s accumulated benefit under the RRP.
Employee Savings Investment Plan (ESIP)	Qualified Defined Contribution (IRS §401(k))	Participants who contribute a percentage of their annual compensation (i.e., base salary and CIP award) are eligible for a Company-matching contribution, up to annual IRS limits.[2]	In the footnotes to the “Summary Compensation Table” in this Proxy Statement, we describe Chevron’s contributions to each NEO’s ESIP account.
Employee Savings Investment Plan Restoration Plan (ESIP-RP)	Nonqualified Defined Contribution	Provides participants with an additional Company-matching contribution that cannot be paid into the ESIP due to IRS limits on compensation and benefits.[3]	In the footnotes to the “Nonqualified Deferred Compensation Table” in this Proxy Statement, we describe how the ESIP-RP works. In the “Summary Compensation Table” and “Nonqualified Deferred Compensation Table”, we present Chevron’s contributions to each NEO’s ESIP-RP account.
Deferred Compensation Plan (DCP)	Nonqualified Defined Contribution

Participants can defer up to:

• 90 percent of CIP awards and LTIP performance share awards; and

• 40 percent of base salary above the IRS limit (IRS §401(a)(17)) for payment after retirement or separation from service.

In the “Nonqualified Deferred Compensation Table” in this Proxy Statement, we report the aggregate NEO deferrals and earnings in 2015.
(1)	Employees whose compensation exceeds the limits established by the IRS for covered compensation and benefit levels. The 2015 IRS annual compensation limit was $265,000.

(2)

Participants who contribute at least 2 percent of their annual compensation to the ESIP receive a Company-matching contribution of 8 percent (or 4 percent if they contribute 1 percent). The annual limit for both employer and employee contributions to a qualified defined contribution plan was $53,000 in 2015.

(3)

Participants who contribute at least 2 percent of their annual compensation to the Deferred Compensation Plan receive a Company-matching contribution of 8 percent of their base salary that exceeds the IRS annual compensation limit.

Benefit Programs

The same health and welfare programs, including post-retirement health care, that are broadly available to our employees on U.S. payroll also apply to NEOs, with no other special programs except executive physicals (as described below under Perquisites).

Perquisites

Perquisites for NEOs are limited and consist principally of financial counseling fees, executive physicals, home security, and the aggregate incremental costs to Chevron for personal use of Chevron automobiles and aircraft. The MCC periodically reviews our policies with respect to perquisites. In the “Summary Compensation Table” in this Proxy Statement, we report the value of each NEO’s perquisites for 2015.

44	Chevron Corporation—2016 Proxy Statement

EXECUTIVE COMPENSATION

Compensation Governance

The MCC works very closely with its independent compensation consultant, Meridian Compensation Partners LLC, and management to examine pay and performance matters throughout the year, carefully assessing pay based on progress against business plans, individual performance and contributions, as well as Chevron’s performance relative to industry peers. The MCC then applies its judgment to make its decisions. The MCC solicits input from the CEO concerning the performance and compensation of other NEOs. The CEO does not participate in discussions about his own pay; any proposed change to the compensation of the CEO is approved by the MCC and ratified by the independent Directors of the Board.

A complete description of the MCC’s authority and responsibility is provided in its charter, which is available on our website at www.chevron.com and in print upon request.

Independent Executive Compensation Advice

The MCC retains an independent compensation consultant—Meridian Compensation Partners LLC—to assist it with its duties. Meridian was engaged by the MCC in mid-2014, following a comprehensive Request for Proposal process and subsequent screening and selection. The MCC has the exclusive right to select, retain, and terminate Meridian, as well as to approve any fees, terms, and other conditions of its service. Meridian and its lead consultant report directly to the MCC, but when directed to do so by the MCC, they work cooperatively with Chevron’s management to develop analyses and proposals for the MCC. Meridian provides the following services to the MCC:

•	Education on executive compensation trends within and across industries;
•	Development of compensation philosophy and guiding principles and recommendations concerning compensation levels;

•	Selection of compensation comparator groups; and

•	Identification and resolution of technical issues associated with executive compensation plans, including tax, legal, accounting, and securities regulations.

Meridian does not provide any services to the Company. The MCC is not aware that any work performed by Meridian raised any conflicts of interest.

Compensation Risk Management

The MCC annually undertakes a risk assessment of Chevron’s compensation programs to ensure these programs are appropriately designed and do not motivate individuals or groups to take risks that are reasonably likely to have a material adverse effect on the Company. Following its most recent comprehensive review of the design, administration, and controls of these programs, the MCC was satisfied that Chevron’s programs are well structured with strong governance and oversight mechanisms in place to minimize and mitigate potential risks.

Stock Ownership Guidelines

We require our NEOs to hold prescribed levels of Chevron common stock, further linking their interests with those of our stockholders.

Position	Ownership Requirements
CEO	Five times base salary
Executive Vice Presidents, and Chief Financial Officer	Four times base salary
All other executive officers	Two times base salary

Executives have five years to attain their stock ownership guideline. Based upon our 250 day trailing average stock price ending December 31, 2015 ($96.25), our CEO had a stock ownership base-salary multiple of 8.3, and all other NEOs had an average stock ownership base-salary multiple of 5.3. The MCC believes these ownership levels provide adequate focus on our long-term business model.

Employment, Severance, or Change-in-Control Agreements

In general, we do not maintain employment, severance, or change-in-control agreements with our NEOs. Upon retirement or separation from service for other reasons, NEOs are entitled to certain accrued benefits and payments generally available to other employees. We describe these benefits and payments in the “Pension Benefits Table,” the “Nonqualified Deferred Compensation Table” and the “Potential Payments Upon Termination or Change-in-Control” table in this Proxy Statement.

In February 2012, Mr. Pate and Chevron entered into an agreement relating solely to the vesting of Mr. Pate’s outstanding equity awards, if any, if Mr. Pate’s employment is terminated for any reason on or after August 1, 2019. We describe the effect of this agreement in the footnotes to the “Benefits and Payments Upon Termination for Any Reason Other Than for Misconduct” table in this Proxy Statement.

Chevron Corporation—2016 Proxy Statement	45

EXECUTIVE COMPENSATION

Compensation Recovery Policies

The CIP, LTIP, Chevron Deferred Compensation Plan for Management Employees, Chevron Retirement Restoration Plan, and Employee Savings Investment Plan-Restoration Plan include provisions permitting us to “claw back” certain amounts of compensation awarded to an NEO at any time after June 2005 if an NEO engages in certain acts of misconduct, including, among other things: embezzlement; fraud or theft; disclosure of confidential information or other acts that harm our business, reputation, or employees; misconduct resulting in Chevron having to prepare an accounting restatement; or failure to abide by post-termination agreements respecting confidentiality, noncompetition, or nonsolicitation.

Tax Gross-Ups

We do not pay tax gross-ups to our NEOs.

Tax Deductibility of NEO Compensation

We have structured our CIP and certain LTIP awards with the intention of meeting the requirements for deductibility under Section 162(m) of the Internal Revenue Code, which permits Chevron to deduct certain compensation paid to our CEO and other three most highly paid executives (excluding our Chief Financial Officer) if such compensation in excess of $1 million is performance-based. Although the MCC considers the deductibility of the compensation of our executives, in order to maintain flexibility and retain and motivate our executive officers, it does not require all compensation to be deductible. The portion of the base salaries in excess of $1 million for our covered officers are not deductible; however, the MCC considers these salaries to be in the best interests of Chevron and its stockholders.

46	Chevron Corporation—2016 Proxy Statement

Executive Compensation

Summary Compensation Table

The following table sets forth the compensation of our named executive officers, or NEOs, for the fiscal year ending December 31, 2015, and for the fiscal years ending December 31, 2014, and December 31, 2013, if they were NEOs in those years. The primary components of each NEO’s compensation are also described in our “Compensation Discussion and Analysis” in this Proxy Statement.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
J.S. Watson, Chairman and CEO(7)	2015	$1,855,479	$5,484,480	$9,195,180	$ 2,450,000	$ 2,805,467	$ 245,281	$22,035,887
	2014	$1,825,500	$4,816,500	$8,586,240	$ 3,100,000	$ 7,364,392	$ 277,785	$25,970,417
	2013	$1,770,833	$5,807,790	$9,228,960	$ 3,200,000	$ 3,777,809	$ 231,911	$24,017,303
P.E. Yarrington, Vice President and Chief Financial Officer	2015	$1,056,729	$1,364,160	$2,286,294	$ 1,025,600	$ 1,556,120	$ 90,964	$7,379,867
	2014	$1,035,417	$1,107,795	$2,246,400	$ 1,309,800	$ 3,981,814	$ 100,131	$9,781,357
	2013	$979,583	$1,668,195	$2,521,440	$ 1,366,200	$ 1,368,897	$ 78,825	$7,983,140
J.W. Johnson, Executive Vice President, Upstream	2015	$929,667	$2,888,697	$2,286,294	$ 985,300	$ 1,639,327	$ 226,413	$8,955,698
M.K. Wirth, Executive Vice President, Midstream and Development	2015	$1,080,392	$2,888,697	$2,286,294	$ 1,092,300	$ 675,731	$ 100,426	$8,123,840
	2014	$1,063,600	$1,107,795	$2,246,400	$ 1,526,400	$ 2,414,629	$ 128,417	$8,487,241
	2013	$1,035,417	$1,546,072	$2,278,260	$ 1,222,500	$ 178,937	$ 140,828	$6,402,014
R.H. Pate, Vice President and General Counsel	2015	$867,000	$2,198,838	$1,740,417	$ 748,100	$ 266,880	$ 84,216	$5,905,451
	2014	$842,708	$2,012,495	$1,622,400	$ 1,071,000	$ 230,483	$ 105,548	$5,884,634
	2013	$812,167	$1,260,414	$1,897,200	$ 953,400	$ 145,100	$ 82,448	$5,150,729
G.L. Kirkland, Former Vice Chairman and Executive Vice President, Upstream(7)	2015	$767,708	$2,329,280	$3,900,312	$ 790,400	$ 1,195,879	$ 858,863	$9,842,442
	2014	$1,503,125	$2,042,196	$3,644,160	$ 2,184,500	$ 2,627,964	$ 141,872	$12,143,817
	2013	$1,435,417	$2,725,775	$3,655,080	$ 2,200,000	$ 899,106	$ 144,656	$11,060,034

(1)

Reflects actual salary earned during the fiscal year covered. Compensation is reviewed after the end of each year, and salary increases, if any, are generally effective April 1 of the following year. The following table reflects the annual salary rate and effective date for the years in which each person was an NEO and the amounts deferred under the Deferred Compensation Plan for Management Employees II (DCP).

Name	Salary Effective Date	Salary	Total Salary Deferred Under the DCP
J.S. Watson	April 2015	$1,863,500	$ 185,548
	April 2014	$1,836,000	$ 182,550
	April 2013	$1,800,000	$ 177,083
P.E. Yarrington	April 2015	$1,059,500	$ 15,835
	April 2014	$1,050,000	$ 15,508
	April 2013	$1,000,000	$ 14,492
J.W. Johnson	April 2015	$960,000	$ 13,293
M.K. Wirth	April 2015	$1,085,000	$ 16,308
	April 2014	$1,069,200	$ 16,072
	April 2013	$1,050,000	$ 15,608
R.H. Pate	April 2015	$874,000	$ 104,040
	April 2014	$850,000	$ 101,125
	April 2013	$825,000	$ 97,460
G.L. Kirkland	April 2015	$1,550,000	$ 10,054
	April 2014	$1,525,000	$ 24,862
	April 2013	$1,450,000	$ 23,608

Chevron Corporation—2016 Proxy Statement	47

EXECUTIVE COMPENSATION

We explain the amount of salary and non-equity incentive plan compensation in proportion to total compensation in our “Compensation Discussion and Analysis—Pay-for-Performance Framework—Significant Pay at Risk.”

(2)

Amounts for each fiscal year reflect the aggregate grant date fair value of performance shares and restricted stock units (RSUs) granted under the Long-Term Incentive Plan of Chevron Corporation (LTIP) on January 28, 2015. We calculate the grant date fair value of these awards in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (ASC Topic 718), as described in Note 21, “Stock Options and Other Share-Based Compensation,” to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2015. RSUs (when granted as part of annual LTIP award cycle each January) and performance shares do not accrue dividends or dividend equivalents. For purposes of this table only, estimates of forfeitures related to service-based vesting conditions for awards have been disregarded.

For performance shares granted on January 28, 2015, the per-share grant date fair value was $92.80. We use a Monte Carlo approach to calculate estimated grant date fair value. To derive estimated grant date fair value per share, this valuation technique simulates total shareholder return (TSR) for the Company and our LTIP Performance Share Peer Group (BP, ExxonMobil, Royal Dutch Shell and Total) using market data for a period equal to the term of the performance period, correlates the simulated returns within the peer group to estimate a probable payout value, and discounts the probable payout value using a risk-free rate for Treasury bonds having a term equal to the performance period. Performance shares are paid in cash, and the cash payout, if any, is based on market conditions at the end of the performance period (January 2015 through December 2017). Payout is calculated in the manner described in Footnote 2 to the “Option Exercises and Stock Vested in Fiscal Year 2015” table in this Proxy Statement.

For Mr. Johnson, Mr. Wirth and Mr. Pate, the 2015 amount also includes the aggregate grant date fair value of RSUs granted under the LTIP on January 28, 2015. The per-unit grant date fair value of the restricted stock units was $103.71, the closing price of Chevron common stock on the grant date. RSUs are paid in cash upon vesting and are payable following the third annual anniversary of the grant date. Total payout will be based on the Chevron common stock closing price on the vesting date.

Mr. Kirkland will not realize any value from his 2015 performance share grant, which was cancelled following his June 2015 retirement, in accordance with LTIP rules that provide for forfeiture of grants held for less than one year following the grant date.

The material terms of performance shares and RSUs granted in 2015 are described in the “Grants of Plan-Based Awards in Fiscal Year 2015” and “Outstanding Equity Awards at 2015 Fiscal Year-End” tables in this Proxy Statement.

(3)

Amounts for each fiscal year reflect the aggregate grant date fair value of nonstatutory/nonqualified stock options granted under the LTIP on January 28, 2015. The per-option grant date fair value was $13.89. We calculate the grant date fair value of these stock options in accordance with ASC Topic 718, as described in Note 21, “Stock Options and Other Share-Based Compensation,” to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2015. Stock options do not accrue dividends or dividend equivalents. For purposes of this table only, estimates of forfeitures related to service-based vesting conditions for awards have been disregarded. The material terms of stock options granted in 2015 are described in the “Grants of Plan-Based Awards in Fiscal Year 2015” and “Outstanding Equity Awards at 2015 Fiscal Year-End” tables in this Proxy Statement.

Mr. Kirkland will not realize any value from his 2015 stock option grant, which was cancelled following his June 2015 retirement, in accordance with LTIP rules that provide for forfeiture of grants held for less than one year following the grant date.

(4)

2015 amounts reflect Chevron Incentive Plan (CIP) awards for the 2015 performance year that were awarded in April 2016. The following NEOs elected to defer portions of their awards to the DCP as follows: Mr. Watson, 25 percent, or $612,500; Ms. Yarrington, 1 percent, or $10,256; Mr. Wirth, 90 percent, or $983,070; and Mr. Pate, 25 percent, or $187,025. See “Compensation Discussion and Analysis—How Compensation Is Determined—Chevron Incentive Plan (CIP)” for a detailed description of CIP awards.

(5)

2015 amounts represent the aggregate change in the actuarial present value of the NEO’s pension value for the Chevron Retirement Plan (CRP) and the Chevron Retirement Restoration Plan (RRP) from January 1, 2015, through December 31, 2015, expressed as a lump sum. (The Deferred Compensation Plan for Management Employees and Deferred Compensation Plan for Management Employees II (both, the DCP) and ESIP Restoration Plan (ESIP-RP) do not pay above-market or preferential earnings and are not represented in this table.) For purposes of this disclosure, we have used the same amounts required to be disclosed in the “Pension Benefits Table” in this Proxy Statement. Mr. Kirkland retired effective June 16, 2015, and his actual CRP value at retirement was $2,138,561 and the value of his RRP on December 31, 2015, before reduction for taxes, was $32,492,431, a change of $18,533 and $1,177,346 from the CRP and RRP values reported in the 2015 Proxy Statement.

2015 changes in the actuarial present value of an NEO’s pension value are attributable to four factors.

Increases in highest average earnings (HAE).

For Messrs. Watson, Johnson, Wirth and Kirkland and Ms. Yarrington, HAE is the highest consecutive 36-month average base salary and CIP awards. For Mr. Pate, HAE is the highest five-year average base salary and CIP awards.

Interest and discount rate assumptions used to estimate the value of the benefit.

Generally, a higher interest rate produces a lower pension value, and a lower interest rate produces a higher pension value. The lump sum interest rates for determining the actuarial present values of the pension benefit are based on the Pension Protection Act of 2006 lump sum interest rates, and such rates are higher than last year’s rates. In addition, this year’s discount rate, 4 percent, is higher than last year’s discount rate, 3.7 percent.

An additional year of age.

Being a year older generally results in an increase in pension values due to a shorter discount period from the assumed retirement age to current age. For all of the NEOs (except for Mr. Kirkland, who attained age 60 in 2010 and for whom the discount no longer applies because there is no period of time from the assumed retirement age to his current age), the discount period from the assumed retirement age to current age was shorter as of December 31, 2015.

An additional year of benefit service earned in 2015.

All of the NEOs except Mr. Kirkland worked for a full year in 2015, and their pension benefits increased because they earned an additional year of benefit service. For Mr. Pate, the impact of an additional year of service is larger relative to the other NEOs’ since he has significantly fewer years of service.

The following table provides a breakdown of the percent change in the NEO’s pension values:

		Factors
Name	Total Percent Change in Pension Value, Jan. to Dec. 2015(a)	Higher HAE	Change in Interest Rate and Discount Rate Assumptions	One Year Older	One Additional Year of Service
J.S. Watson	8%	0%	0%	5%	3%
P.E. Yarrington	9%	1%	1%	4%	3%
J.W. Johnson	18%	12%	-2%	5%	3%
M.K. Wirth	6%	2%	-4%	5%	3%
R.H. Pate	36%	14%	-2%	4%	20%
G.L. Kirkland	3%	0%	4%	-2%	1%

48	Chevron Corporation—2016 Proxy Statement

EXECUTIVE COMPENSATION

(a)

Calculated as follows: (actuarial present value of accumulated benefit at December 31, 2015 (reported in the “Pension Benefits Table” in this Proxy Statement)—actuarial present value of accumulated benefit at December 31, 2014 (reported in the “Pension Benefits Table” in last year’s Proxy Statement)) / actuarial present value of accumulated benefit at December 31, 2014 (reported in the “Pension Benefits Table” in last year’s Proxy Statement). For Mr. Kirkland, who retired in June 2015, the actuarial present value at December 31, 2015 was replaced with his actual Chevron Retirement Plan value at retirement and his Retirement Restoration Plan value at December 31, 2015.

Additional information concerning the present value of benefits accumulated by our NEOs under these defined benefit retirement plans is included in the “Pension Benefits Table” in this Proxy Statement.

(6)

All Other Compensation for 2015 includes the following items but excludes other arrangements that are generally available to our salaried employees on the U.S. payroll and do not discriminate in scope, terms, or operation in favor of our NEOs, such as our relocation, medical, dental, disability, and group life insurance programs.

	J.S. Watson	P.E. Yarrington	J.W. Johnson	M.K. Wirth	R.H. Pate	G.L. Kirkland
ESIP Company Contributions(a)	$21,200	$21,200	$21,200	$21,200	$21,200	$21,200
ESIP-RP Company Contributions(a)	$127,238	$63,338	$53,173	$65,231	$48,160	$40,217
Unused Vacation Payout (b)	$–	$–	$–	$–	$–	$758,084
Perquisites(c)
Financial Counseling	$19,305	$–	$14,128	$13,563	$13,563	$8,613
Motor Vehicles(d)	$5,308	$–	$–	$–	$–	$931
Corporate Aircraft(e)	$63,915	$–	$–	$–	$–	$–
Residential Security(f)	$2,237	$–	$137,912	$432	$1,293	$–
Executive Physical(g)	$–	$6,426	$–	$–	$–	$–
Other(h)	$–	$–	$–	$–	$–	$29,818
TOTAL, ALL OTHER COMPENSATION	$239,203	$90,964	$226,413	$100,426	$84,216	$858,863

(a)

The Employee Savings Investment Plan (ESIP) is a tax-qualified defined contribution plan open to employees on the U.S. payroll. The Company provides a matching contribution of 8 percent of annual compensation when an employee contributes 2 percent of annual compensation or 4 percent if they contribute 1 percent. Employees may also choose to contribute an amount above 2 percent, but none of the amount above 2 percent is matched. The Company match up to IRS limits ($265,000 of income in 2015) is made to the qualified ESIP account. For amounts above the IRS limit, the executive can elect to have 2 percent of base pay directed into the DCP, and the Company will match those funds with a contribution to the nonqualified ESIP-RP. Company contributions to the ESIP-RP are described further in the “Nonqualified Deferred Compensation Table” of this Proxy Statement.

(b)	Reflects the amount of Mr. Kirkland’s accrued vacation balance as of his retirement date, which is required to be paid upon termination of employment.

(c)

Items deemed perquisites are valued on the basis of their aggregate incremental cost to the Company. We do not provide tax gross-ups to our NEOs for any perquisites. Except in the case of motor vehicles (footnote (d)) and corporate aircraft (footnote (e)), aggregate incremental cost is the same as actual cost.

(d)

Aggregate incremental cost reflects the sum of (i) annual lease value multiplied by the percentage of mileage attributable to personal use and (ii) the cost of fuel for mileage attributable to personal use.

(e)

Generally, executives are not allowed to use Company planes for personal use. For security reasons, the CEO has been requested to use a Company plane in most instances of travel, including instances of travel deemed personal. On a very limited basis, the CEO may authorize the personal use of a Company plane by other persons if, for example, it is in relation to and part of a trip that is otherwise business-related or it is in connection with a personal emergency. Aggregate incremental cost was determined by multiplying the operating hours attributable to personal use by the average estimated direct operating costs and the addition of crew costs for overnight lodging, meals and other fees, as applicable.

(f)

Reflects actual costs of development and installation of a security system for Mr. Johnson’s residence following a home security assessment in 2015, and home security, monitoring and maintenance for Messrs. Watson, Wirth and Pate.

(g)	For Ms. Yarrington, includes travel-related costs of airfare and lodging.

(h)	Reflects the value of gifts presented to Mr. Kirkland upon his retirement.

(7)	Mr. Watson is also a Director of the Company, as was Mr. Kirkland prior to his June 2015 retirement. They do not receive any additional compensation for their Director service.

Chevron Corporation—2016 Proxy Statement	49

EXECUTIVE COMPENSATION

Grants of Plan-Based Awards in Fiscal Year 2015

The following table sets forth information concerning the grants of non-equity and equity incentive plan awards to our named executive officers, or NEOs, in 2015. Non-equity incentive plan awards are made under our Chevron Incentive Plan (CIP), and equity incentive plan awards (performance shares, stock options and restricted stock unit awards) are made under our Long-Term Incentive Plan of Chevron Corporation (LTIP). These awards are also described in our “Compensation Discussion and Analysis” in this Proxy Statement.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)(5)	Grant Date Fair Value of Stock and Option Awards(6)
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
J.S. Watson	CIP		–	$2,795,250	–	–	–	–	–	–	–	–
	Perf Shares	1/28/2015	–	–	–	14,775	59,100	118,200	–	–	–	$5,484,480
	Options	1/28/2015	–	–	–	–	–	–	–	662,000	$103.71	$9,195,180
P.E. Yarrington	CIP		–	$1,165,450	–	–	–	–	–	–	–	–
	Perf Shares	1/28/2015	–	–	–	3,675	14,700	29,400	–	–	–	$1,364,160
	Options	1/28/2015	–	–	–	–	–	–	–	164,600	$103.71	$2,286,294
J.W. Johnson	CIP		–	$1,152,000	–	–	–	–	–	–	–	–
	Perf Shares	1/28/2015	–	–	–	3,675	14,700	29,400	–	–	–	$1,364,160
	Options	1/28/2015	–	–	–	–	–	–	–	164,600	$103.71	$2,286,294
	RSUs	1/28/2015							14,700			$1,524,537
M.K. Wirth	CIP		–	$1,193,500	–	–	–	–	–	–	–	–
	Perf Shares	1/28/2015	–	–	–	3,675	14,700	29,400	–	–	–	$1,364,160
	Options	1/28/2015	–	–	–	–	–	–	–	164,600	$103.71	$2,286,294
	RSUs	1/28/2015							14,700			$1,524,537
R.H. Pate	CIP		–	$874,000	–	–	–	–	–	–	–	–
	Perf Shares	1/28/2015	–	–	–	2,800	11,200	22,400	–	–	–	$1,039,360
	Options	1/28/2015	–	–	–	–	–	–	–	125,300	$103.71	$1,740,417
	RSUs	1/28/2015	–	–	–	–	–	–	11,180	–	–	$1,159,478
G.L. Kirkland	CIP		–	$2,015,000	–	–	–	–	–	–	–	–
	Perf Shares	1/28/2015	–	–	–	6,275	25,100	50,200	–	–	–	$2,329,280
	Options	1/28/2015	–	–	–	–	–	–	–	280,800	$103.71	$3,900,312
(1)

The CIP is an annual incentive plan that pays a cash award for performance and is paid in April following the performance year. See our “Compensation Discussion and Analysis—How Compensation Is Determined—Chevron Incentive Plan (CIP)” for a detailed description of CIP awards, including the criteria for determining the amounts payable. “Target” is a dollar value based on a percentage of the NEO’s base salary set by the Management Compensation Committee prior to the beginning of the performance year. Actual 2015 performance-year awards granted in March 2016 and paid in April 2016 are reported in the “Summary Compensation Table” in the “Non-equity Incentive Plan Compensation” column. Under the CIP, there is no threshold or maximum award.

(2)

Reflects performance shares granted under the LTIP. See our “Compensation Discussion and Analysis—How Compensation Is Determined—Long-Term Incentive Plan (LTIP)” for a detailed description of performance share awards, including the criteria for determining the cash amounts payable. “Target” is the number of performance shares awarded in 2015. If there is a payout, “threshold” represents the lowest possible payout (25 percent of the grant) and “Maximum” reflects the highest possible payout (200 percent of the grant). Performance shares are paid out in cash, and the cash payout, if any, will occur at the end of the three-year performance period (January 2015 through December 2017). Payout is calculated in the manner described in Footnote 2 to the “Option Exercises and Stock Vested in Fiscal Year 2015” table in this Proxy Statement. Performance share awards do not accrue dividends or dividend equivalents.

Mr. Kirkland will not realize any value from his 2015 performance share grant, which was cancelled upon his June 2015 retirement, in accordance with LTIP rules that provide for forfeiture of grants held for less than one year following the grant date.

(3)

Reflects RSUs granted under the LTIP. See our “Compensation Discussion and Analysis—How Compensation is Determined—Long-Term Incentive Plan (LTIP)” for a detailed description of RSU awards. RSUs are paid in cash upon vesting and the payout will occur following the third annual anniversary of the grant date. Total payout will be based on the Chevron common stock closing price on the vesting date multiplied by the number of vested RSUs. RSUs (when granted as part of annual LTIP award cycle each January) do not accrue dividends or dividend equivalents.

(4)

Reflects nonstatutory/nonqualified stock options granted under the LTIP. See our “Compensation Discussion and Analysis—How Compensation Is Determined—Long-Term Incentive Plan (LTIP)” for a description of stock option awards. Stock options have a 10-year term and vest at the rate of 33.33 percent per year, with vesting occurring on the first, second, and third annual anniversary of the grant date. The value of stock options realized upon exercise is determined by multiplying the number of stock options by the difference between the fair market value at the time of exercise and the exercise price of the stock options. Stock option awards do not accrue dividends or dividend equivalents.

Mr. Kirkland will not realize any value from his 2015 stock option grant, which was cancelled upon his June 2015 retirement, in accordance with LTIP rules that provide for forfeiture of grants held for less than one year following the grant date.

(5)	The exercise price is the closing price of Chevron common stock on the grant date.

(6)

We calculate the grant date fair value of each award in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (ASC Topic 718) and as described in Footnotes 2 and 3 to the “Summary Compensation Table” in this Proxy Statement.

50	Chevron Corporation—2016 Proxy Statement

EXECUTIVE COMPENSATION

Outstanding Equity Awards at 2015 Fiscal Year-End

The following table sets forth information concerning the outstanding equity incentive awards at December 31, 2015, for each of our named executive officers, or NEOs.

	Option Awards					Stock Awards
Name(1)	Grant Date of Option Awards	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
J.S. Watson	1/28/2015		662,000	$103.71	1/28/2025	–		–	59,100	$7,974,954
	1/29/2014	114,666	229,334	$116.00	1/29/2024				50,000	$6,747,000
	1/30/2013	251,333	125,667	$116.45	1/30/2023
	1/25/2012	420,000		$107.73	1/25/2022
	1/26/2011	340,000		$94.64	1/26/2021
	1/27/2010	340,000		$73.70	1/27/2020
	3/25/2009	170,000		$69.70	3/25/2019
	3/26/2008	112,000		$84.96	3/26/2018
	3/28/2007	125,000		$74.08	3/28/2017
P.E. Yarrington	1/28/2015		164,600	$103.71	1/28/2025	–		–	14,700	$1,983,618
	1/29/2014	30,000	60,000	$116.00	1/29/2024				11,500	$1,551,810
	1/30/2013	68,666	34,334	$116.45	1/30/2023
	1/25/2012	105,000		$107.73	1/25/2022
	1/26/2011	132,000		$94.64	1/26/2021
	1/27/2010	135,000		$73.70	1/27/2020
	3/25/2009	130,000		$69.70	3/25/2019
	3/26/2008	39,000		$84.96	3/26/2018
J.W. Johnson	1/28/2015		164,600	$103.71	1/28/2025	14,700	(6)	$1,322,412	14,700	$1,983,618
	1/29/2014	30,000	60,000	$116.00	1/29/2024				11,500	$1,551,810
	1/30/2013	51,666	25,834	$116.45	1/30/2023
	1/25/2012	78,000		$107.73	1/25/2022
	1/26/2011	38,000		$94.64	1/26/2021
	1/27/2010	38,000		$73.70	1/27/2020
	3/25/2009	19,000		$69.70	3/25/2019
	3/26/2008	31,000		$84.96	3/26/2018
	3/28/2007	13,000		$74.08	3/28/2017
M.K. Wirth	1/28/2015		164,600	$103.71	1/28/2025	14,700	(6)	$1,322,412	14,700	$1,983,618
	1/29/2014	30,000	60,000	$116.00	1/29/2024				11,500	$1,551,810
	3/27/2013	2,000	1,000	$120.19	3/27/2023
	1/30/2013	60,000	30,000	$116.45	1/30/2023
	1/25/2012	105,000		$107.73	1/25/2022
	1/26/2011	132,000		$94.64	1/26/2021
	1/27/2010	135,000		$73.70	1/27/2020
	3/25/2009	130,000		$69.70	3/25/2019
	3/26/2008	112,000		$84.96	3/26/2018
	3/28/2007	125,000		$74.08	3/28/2017
R.H. Pate	1/28/2015		125,300	$103.71	1/28/2025	11,180	(6)	$1,005,753	11,200	$1,511,328
	1/29/2014	21,666	43,334	$116.00	1/29/2024	9,460	(7)	$851,022	9,500	$1,281,930
	1/30/2013	51,666	25,834	$116.45	1/30/2023
	1/25/2012	78,000		$107.73	1/25/2022
	12/6/2011					18,243	(8)	$1,641,142
	1/26/2011	95,000		$94.64	1/26/2021
	1/27/2010	102,000		$73.70	1/27/2020
G.L. Kirkland	1/29/2014	146,000		$116.00	1/29/2024	–		–	21,200	$2,860,728
	3/27/2013	14,000		$120.19	3/27/2023
	1/30/2013	135,000		$116.45	1/30/2023
	1/25/2012	175,000		$107.73	1/25/2022
	1/26/2011	190,000		$94.64	1/26/2021
	1/27/2010	190,000		$73.70	1/27/2020
	3/25/2009	17,000		$69.70	3/25/2019
	3/26/2008	112,000		$84.96	3/26/2018

Chevron Corporation—2016 Proxy Statement	51

EXECUTIVE COMPENSATION

(1)

Termination for reasons other than for misconduct may result in full or partial vesting of awards granted under the Long-Term Incentive Plan of Chevron Corporation (LTIP). Full or partial vesting depends upon the sum of an NEO’s age plus his or her years of service. This policy is a reflection of our belief that the LTIP should promote a career employment model designed to encourage retention and long-term employment. For a description of the effect of this policy on the outstanding LTIP awards of our NEOs, refer to the “Potential Payments Upon Termination or Change in Control” section of this Proxy Statement.

(2)

Stock options have a 10-year term and vest at the rate of 33.33 percent per year, with vesting occurring on the first, second, and third annual anniversary of the grant date. Stock option awards do not accrue dividends or dividend equivalents.

(3)	Market value is based upon number of restricted stock units (RSUs) that have not vested multiplied by $89.96, the closing price of Chevron common stock on December 31, 2015.

(4)

Represents performance shares that vest and are paid out in cash at the end of the applicable three-year performance period. The January 28, 2015 grant vests on December 31, 2017 and is paid in 2018 and the January 29, 2014 grant vests on December 31, 2016 and is paid in 2017. Payout is calculated in the manner described in Footnote 2 to the “Option Exercises and Stock Vested in Fiscal Year 2015” table in this Proxy Statement. Performance share awards do not accrue dividends or dividend equivalents.

(5)

Represents the estimated cash payout value of performance shares based upon the number of performance shares multiplied by $89.96, the closing price of Chevron common stock on December 31, 2015. The performance modifier for the most recent payout was 100 percent, which exceeded the threshold. Accordingly, the estimated payout value is based upon a 150 percent performance modifier, the next-highest performance modifier that exceeds the previous fiscal year’s performance modifier. The estimated payout value may not necessarily reflect the final payout, which will be calculated in the manner described in Footnote 2 to the “Option Exercises and Stock Vested in Fiscal Year 2015” table in this Proxy Statement.

(6)

Represents unvested RSUs granted on January 28, 2015 as part of the annual January LTIP award cycle. 100 percent will vest on January 28, 2018 if Messrs. Johnson, Wirth and Pate are employed through the vesting date. RSUs granted as part of the annual January LTIP award cycle do not accrue dividend equivalents and are paid out in cash upon vesting.

(7)

Represents unvested RSUs granted on January 29, 2014 as part of the annual January LTIP award cycle. 100 percent will vest on January 29, 2017 if Mr. Pate is employed through the vesting date. RSUs granted as part of the annual January LTIP award cycle do not accrue dividend equivalents and are paid out in cash upon vesting.

(8)

Represents unvested portion of 22,500 RSUs granted on December 6, 2011 (and not granted as part of annual LTIP award cycle each January) and subsequent dividend equivalents credited as additional RSUs. 30 percent vested on December 6, 2014, 30 percent will vest on December 6, 2016 and 40 percent will vest on December 6, 2018 if Mr. Pate is employed through the respective vesting dates.

Option Exercises and Stock Vested in Fiscal Year 2015

The following table sets forth information concerning the cash value realized by each of our named executive officers, or NEOs, upon exercise of stock options or vesting of restricted stock units and performance share awards in 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(2)
J.S. Watson	–	$ –	47,000	$4,226,710
P.E. Yarrington	44,000	$790,640	22,084	$1,993,337
J.W. Johnson	–	$ –	10,200	$917,286
M.K. Wirth	–	$ –	20,984	$1,894,414
R.H. Pate	–	$ –	10,200	$917,286
G.L. Kirkland	–	$ –	21,500	$1,933,495

(1)

Value realized upon exercise was determined by multiplying the number of stock options exercised by the difference between the weighted average fair market value of Chevron common stock on the exercise date and the exercise price of the stock options.

Name	Shares Acquired on Exercise	Grant Date	Exercise Price	Exercise Date	Weighted Average Fair Market Value on Exercise Date	Value Realized on Exercise
P.E. Yarrington	44,000	03/28/2007	$74.08	11/19/2015	$ 92.0491	$790,640

(2)	Represents the cash value of vested restricted stock units and/or performance shares granted in 2013 for the performance period January 2013 through December 2015.

Restricted Stock Units (RSUs)

RSUs are valued by multiplying the number of units vested by the closing price of Chevron common stock on the vesting date, or, if the New York Stock Exchange is not open on the vesting date, by the closing price on the last date prior to the vesting date that the New York Stock Exchange is open. The following RSUs vested and were paid in cash in 2015. The reported value also includes a cash payment of $9,185 for the December 10, 2015 dividends that were accrued and payable after the December 6, 2015 vesting date:

Name	Shares Acquired on Vesting	Grant Date	Vest Date	Closing Price Used to Value Shares	Value Realized on Vesting
P.E. Yarrington	8,584	12/06/2011	12/06/2015	$ 89.71	$ 779,282
M.K. Wirth	8,584	12/06/2011	12/06/2015	$ 89.71	$ 779,282

52	Chevron Corporation—2016 Proxy Statement

EXECUTIVE COMPENSATION

Performance Shares

We calculate the cash value of performance share payouts as follows:

First, we calculate our total shareholder return (TSR) and the TSR of our LTIP Performance Share Peer Group (BP, ExxonMobil, Royal Dutch Shell and Total) for the three-year performance period. We calculate TSR for the three-year performance period as follows:

TSR =	(20-day average ending stock price (–) 20-day average beginning stock price (+) reinvested dividend value)
20-day average beginning stock price

“Ending” refers to the last 20 days and “Beginning” refers to the first 20 days of the performance period that the New York Stock Exchange is open. In each instance, we use closing prices to calculate the 20-day average.

The results are expressed as an annualized average compound rate of return.

Second, we rank our TSR against the TSR of our LTIP Performance Share Peer Group to determine the performance modifier applicable to the awards. Our rank then determines what the performance modifier will be, as follows:

Our Rank	1st	2nd	3rd	4th	5th
Performance Modifier	200%	150%	100%	50%	0%

For example, if we rank first in TSR as compared with our LTIP Performance Share Peer Group, then the performance modifier would be 200 percent. Under the rules of the Long-Term Incentive Plan of Chevron Corporation (LTIP), in the event our measured TSR is within 1 percent of the nearest competitor(s), the results will be considered a tie, and the performance modifier will be the average of the tied ranks. For example, if Chevron ranks fifth in TSR and ties with the TSR of the company that ranks fourth, it will result in a modifier of 25 percent (the average of 50 percent and zero percent).

Third, we determine the cash value and payout of the performance share award, as follows:

Number of Performance Shares Granted	x	Performance Modifier	x	20-Day Trailing Average Price of Chevron Common Stock at the End of the Performance Period	=	Cash Value/Payout

For awards of performance shares made in 2013, the three-year performance period ended December 2015. Chevron ranked third in TSR among our LTIP Performance Share Peer Group, resulting in a performance modifier for the period of 100 percent. Accordingly, the cash value of the performance shares vested in 2015 for 2013 awards was calculated as follows:

	Shares Granted	x	Modifier	=	Shares Acquired on Vesting	x	20-Day Trailing Average Price	=	Cash Value/ Payout
J.S. Watson	47,000		100%		47,000		$ 89.93		$ 4,226,710
P.E. Yarrington	13,500		100%		13,500		$ 89.93		$ 1,214,055
J.W. Johnson	10,200		100%		10,200		$ 89.93		$ 917,286
M.K. Wirth	12,400		100%		12,400		$ 89.93		$ 1,115,132
R.H. Pate	10,200		100%		10,200		$ 89.93		$ 917,286
G.L. Kirkland	21,500		100%		21,500		$ 89.93		$ 1,933,495

The following NEOs elected to defer portions of their 2013 performance share grants to the Deferred Compensation Plan for Management Employees II (DCP): Ms. Yarrington elected to defer 1 percent, or $12,141, and Mr. Wirth elected to defer 90 percent, or $1,003,619. Provisions of the DCP and Ms. Yarrington’s and Mr. Wirth’s distribution elections are described in the footnotes to the “Nonqualified Deferred Compensation Table” in this Proxy Statement.

Pension Benefits Table

The following table sets forth information concerning the present value of benefits accumulated by our named executive officers, or NEOs, under our defined benefit retirement plans, or pension plans.

Name	Plan Name	Number of Years Credited Service(1)	Present Value of Accumulated Benefit(2)	Payments During Last Fiscal Year(3)
J.S. Watson	Chevron Retirement Plan	34	$1,801,382	$–
	Chevron Retirement Restoration Plan		$37,699,932
P.E. Yarrington	Chevron Retirement Plan	34	$1,951,653	$–
	Chevron Retirement Restoration Plan		$16,984,606
J.W. Johnson	Chevron Retirement Plan	32	$1,493,398	$–
	Chevron Retirement Restoration Plan		$9,138,841
M.K. Wirth	Chevron Retirement Plan	30	$1,262,469	$–
	Chevron Retirement Restoration Plan		$10,946,984
R. H. Pate	Chevron Retirement Plan	6	$145,772	$–
	Chevron Retirement Restoration Plan		$852,756
G.L. Kirkland	Chevron Retirement Plan	40	$–	$2,138,561
	Chevron Retirement Restoration Plan		$31,013,540	$1,478,891

Chevron Corporation—2016 Proxy Statement	53

EXECUTIVE COMPENSATION

(1)

Credited service is computed as of the same pension plan measurement date used for financial statement reporting purposes with respect to Chevron’s audited 2015 financial statements and is generally the period that an employee is a participant in the plan for which he or she is an eligible employee and receives pay from a participating company. It is not Chevron’s policy to grant extra years of credited service to participants. However, credited service may include similar service with certain companies acquired in the past by Chevron. Mr. Kirkland’s years of credited service include six years of foreign service while he was employed by Caltex, the former joint venture of Chevron and Texaco, prior to the 2001 merger of those two companies. Under the Plan formula, his benefit reflects an additional accrual of 0.3 percent per year for this foreign service. Credited service does not include service prior to July 1, 1986, if employees were under age 25. Ms. Yarrington and Messrs. Watson, Johnson, Wirth and Kirkland have such pre–July 1, 1986, age 25 service. Their actual years of service are as follows: Mr. Watson, 35 years; Ms. Yarrington, 35 years; Mr. Johnson, 35 years; Mr. Wirth, 33 years; and Mr. Kirkland, 41 years.

(2)

Reflects the actuarial present value of the accumulated benefit as of December 31, 2015, computed as of the same pension plan measurement date used for financial statement reporting purposes with respect to Chevron’s audited 2015 financial statements. A present value of the benefit is determined at the earliest age when participants may retire without any benefit reduction due to age (age 60, or current age if older, for the NEOs), using service and compensation as of December 31, 2015. This present value is then discounted with interest to the date used for financial reporting purposes. Except for the assumption that the retirement age is the earliest retirement without a benefit reduction due to age, the assumptions used to compute the present value of accumulated benefits are the assumptions described in Note 22, “Employee Benefit Plans,” to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2015. These assumptions include the discount rate of 4.00 percent as of December 31, 2015. This rate reflects the rate at which benefits could be effectively settled and is equal to the equivalent single rate resulting from yield curve analysis as described in Note 22. The present values reflect the lump sum forms of payment based on the lump sum interest rate assumptions used for financial reporting purposes on December 31, 2015, which are representative of the Pension Protection Act of 2006 lump sum interest rates.

See Footnote 5 to the “Summary Compensation Table” in this Proxy Statement for a description of the factors related to the change in the present value of the pension benefit.

The present value of Mr. Kirkland’s accumulated Chevron Retirement Restoration Plan benefit reflects the lump sum value as of July 1, 2015, plus interest accrued through December 31, 2015, and less the distribution made for payment of taxes.

(3)

Mr. Kirkland elected a lump sum payment of his Chevron Retirement Plan benefit following his June 2015 retirement. In addition, a portion of his Chevron Retirement Restoration Plan benefit was distributed for payment of taxes.

Our NEOs are eligible for a pension after retirement and participate in both the Chevron Retirement Plan (CRP) (a defined-benefit pension plan that is intended to be tax-qualified under Internal Revenue Code section 401(a)) and the Chevron Retirement Restoration Plan (RRP) (an unfunded, nonqualified defined-benefit pension plan). The RRP is designed to provide benefits comparable with those provided by the CRP, but that cannot be paid from the CRP because of Internal Revenue Code limitations on benefits and earnings.

For employees hired prior to January 1, 2008, including Ms. Yarrington and Messrs. Watson, Johnson, Wirth and Kirkland, the age 65 retirement benefits are calculated as a single life annuity equal to 1.6 percent of the participant’s highest average earnings multiplied by years of credited service, minus an offset for Social Security benefits. For this purpose, “highest average earnings” are the average of the highest base salary and Chevron Incentive Plan (CIP) awards over 36 consecutive months. On December 31, 2015, the applicable annualized average was: Mr. Watson, $5,338,667; Ms. Yarrington, $2,370,133; Mr. Johnson, $1,759,200; Mr. Wirth, $2,397,283; and Mr. Kirkland, $3,791,667.

The CRP benefit reflects the earnings limitation imposed by the Internal Revenue Code for qualified plans. On December 31, 2015, the applicable annualized earnings, after reflecting the average of the last three-year Internal Revenue Code Compensation limitations, were $260,000 for Ms. Yarrington and Messrs. Watson, Johnson, and Wirth and $255,000 for Mr. Kirkland.

The RRP benefit reflects the difference between the total retirement benefit, less the benefit provided under the CRP. The age 65 retirement benefits for employees hired prior to January 1, 2008, are reduced by early retirement discount factors of zero percent per year above age 60 and 5 percent per year from age 60 to age 50 and are actuarially reduced below age 50 as prescribed by the plans.

For employees hired after December 31, 2007, including Mr. Pate, the age 65 retirement benefits are calculated as a lump sum equal to the participant’s annualized highest average earnings multiplied by 11 percent for the years of credited service before age 60 and 14 percent for the years of credited service after age 60. For this purpose, “highest average earnings” are the average of the highest base salary and CIP awards over 60 consecutive months. On December 31, 2015, the applicable average for Mr. Pate was $1,784,460.

The CRP benefit reflects the earnings limitation imposed by the Internal Revenue Code for qualified plans. On December 31, 2015, the applicable annualized earnings, after reflecting the average of the last five year Internal Revenue Code compensation limitations, were $255,000 for Mr. Pate.

For employees hired after December 31, 2007, the amount of the benefit is reduced by 4.5 percent annual compound interest if payment commences prior to age 60.

A participant is eligible for an early retirement benefit if he or she is vested on the date employment ends. Generally, a participant is vested after completing five years of service. All NEOs are eligible for an early retirement benefit, calculated as described above.

Despite the calculations above, all retirees may elect to have their benefits paid in the form of a single life annuity or lump sum. Joint and survivor annuity, life and term-certain annuity, and uniform income annuity options are also available under the CRP.

The equivalent of optional forms of annuity payment are calculated by multiplying the early retirement benefit by actuarial factors, based on age, in effect on the benefit calculation date. The Internal Revenue Code applicable interest rate and applicable mortality table are used for converting from one form of benefit to an actuarially equivalent optional form of benefit. Employees can elect to have their CRP benefit commence prior to normal retirement age, which is age 65, but no earlier than when employment ends. CRP participants do not make distribution elections until separation from service.

The RRP may be paid as early as the first quarter that is at least one year following separation from service. Retirees may elect to receive the RRP lump sum equivalent in a single payment or in up to 10 annual installments.

54	Chevron Corporation—2016 Proxy Statement

EXECUTIVE COMPENSATION

Our NEOs made the following RRP distribution elections:

Name	# of Annual Installments Elected	Time of First Payment
J.S. Watson	1	First January that is at least one year following separation from service
P.E. Yarrington	1	First quarter that is at least one year following separation from service
J.W. Johnson	4	First quarter that is at least one year following separation from service
M.K. Wirth	1	First quarter that is at least one year following separation from service
R.H. Pate	1	First quarter that is at least one year following separation from service
G.L. Kirkland	5	First quarter that is at least one year following separation from service

Nonqualified Deferred Compensation Table

In this section, we set forth information concerning the value of each named executive officer’s, or NEO’s, compensation deferred pursuant to our Deferred Compensation Plan for Management Employees and our Deferred Compensation Plan for Management Employees II (both, the DCP) and our Employee Savings Investment Restoration Plan (ESIP-RP).

DCP

The DCP is an unfunded and nonqualified defined contribution plan that permits NEOs to defer up to 90 percent of Chevron Incentive Plan (CIP) awards and Long-Term Incentive Plan of Chevron Corporation (LTIP) performance share awards and up to 40 percent of salary. The DCP is intended to qualify as an unfunded pension plan maintained by an employer for a select group of management or highly compensated employees within the meaning of the Employee Retirement Income and Security Act.

DCP deferrals accrue earnings, including dividend equivalents and common stock price appreciation or depreciation, based upon an NEO’s selection of investments from 18 different funds that are designated by the Management Compensation Committee of the Board of Directors and that are also available in the Employee Savings Investment Plan, Chevron’s tax-qualified defined contribution plan open to employees on the U.S. payroll. DCP funds and their annual rates of return, as of December 31, 2015, were:

Chevron Common Stock Fund	–15.97%
American Funds EuroPacific Growth Fund Class R-6	–0.48%
Dodge & Cox Income Separate Account	–0.29%
SSgA U.S. Inflation Protected Bond Index Non-Lending Series Fund; Class C	–1.50%
Vanguard Balanced Index Fund Institutional Shares	0.52%
Vanguard Developed Markets Index Fund Institutional Plus Shares	–0.21%
Vanguard Emerging Markets Stock Index Fund Institutional Shares	–15.34%
Vanguard Extended Market Index Fund Institutional Plus Shares	–3.23%
Vanguard Institutional Index Fund Institutional Plus Shares	1.39%
Vanguard Institutional Total Stock Market Index Fund Institutional Plus Shares	0.48%
Vanguard Prime Money Market Fund Admiral Shares	0.11%
Vanguard PRIMECAP Fund Admiral Shares	2.64%
Vanguard Real Estate Investment Trust (REIT) Index Fund Institutional Shares	2.45%
Vanguard Short-Term Bond Index Fund Institutional Plus Shares	0.97%
Vanguard Small-Cap Index Fund Institutional Plus Shares	–3.62%
Vanguard Total Bond Market Index Fund Institutional Plus Shares	0.42%
Vanguard Total World Stock Index Fund Institutional Shares	–1.87%
Vanguard Windsor II Fund Admiral Shares	–3.14%

NEOs may transfer into and out of funds daily, except that they may not make round-trip transfers within 60 days. NEOs and other insiders may only transact in the Chevron Common Stock Fund during a 20-business day period that begins on the first business day that is at least 24 hours after the public release of quarterly and annual earnings (an “Insider Trading Window”). Deferrals for NEOs and other insiders who elect that their deferrals be tracked with reference to Chevron common stock are, upon deferral, tracked with reference to the Vanguard Federal Money Market Fund. At the close of the Insider Trading Window, the balance of the Vanguard Federal Money Market Fund is transferred to the Chevron Common Stock Fund. The 2015 annual rate of return for the Vanguard Federal Money Market Fund was 0.04 percent.

Chevron Corporation—2016 Proxy Statement	55

EXECUTIVE COMPENSATION

Payments of DCP deferrals are made after the end of employment in up to 15 annual installments. Amounts tracked in Chevron common stock are paid in common stock, and all other amounts are paid in cash. Participants may elect payment to commence as early as the first quarter that is at least 12 months following separation from service. The DCP was amended for post-2004 deferrals in accordance with Section 409A of the Internal Revenue Code. As a result, NEOs may make different elections for pre-2005 and post-2004 deferrals. If a plan participant engages in misconduct (as defined in the DCP), DCP balances related to awards made under the LTIP or the CIP on or after June 29, 2005, may be forfeited.

ESIP-RP

The ESIP-RP is a nonqualified defined contribution restoration plan that provides for the Company contribution that would have been paid into the ESIP but for the fact that the NEO’s base salary exceeded the annual compensation limit under Internal Revenue Code 401(a)(17) ($265,000 in 2015). A minimum 2 percent deferral of base pay over the tax code’s annual compensation limit is required in order to receive a Company contribution in the ESIP-RP. Contributions are tracked in phantom Chevron common stock units. Participants receive phantom dividends on these units, based on the dividend rate as is earned on Chevron common stock. Plan balances may be forfeited if a participant engages in misconduct (as defined in the ESIP-RP). Accounts are paid out in cash, commencing as early as the first quarter that is at least 12 months following separation from service, in up to 15 annual installments.

Name(1)	Executive Contributions in the Last Fiscal Year(2)	Registrant Contributions in the Last Fiscal Year(3)	Aggregate Earnings in the Last Fiscal Year(4)	Aggregate Withdrawals/ Distributions(5)	Aggregate Balance at Last Fiscal Year-End(6)
J.S. Watson	$960,548	$ 127,238	$(937,246)	$ –	$9,925,594
P.E. Yarrington	$47,502	$ 63,338	$(452,443)	$ –	$26,918,900
J.W. Johnson	$964,683	$ 53,173	$(6,903)	$ –	$1,821,616
M.K. Wirth	$3,061,287	$ 65,231	$(223,086)	$ –	$10,074,263
R.H. Pate	$371,790	$ 48,160	$(30,824)	$ –	$1,178,469
G.L. Kirkland	$10,054	$ 40,217	$(258,374)	$ –	$1,520,703

(1)	Below are the payment elections made by each of the NEOs with respect to their DCP and ESIP-RP plan balances:

Name	Plan	# of Annual Installments Elected	Time of First Payment
J.S. Watson	DCP	1	First January that is at least one year following separation from service
	ESIP-RP	1	First January that is at least one year following separation from service
P.E. Yarrington	DCP	1	First quarter that is at least one year following separation from service
	ESIP-RP	1	First quarter that is at least one year following separation from service
J.W. Johnson	DCP	1	First quarter that is at least one year following separation from service
	ESIP-RP	1	First quarter that is at least one year following separation from service
M.K. Wirth	DCP	1	First quarter that is at least one year following separation from service
	ESIP-RP	1	First quarter that is at least one year following separation from service
R.H. Pate	DCP	1	First quarter that is at least one year following separation from service
	ESIP-RP	1	First quarter that is at least one year following separation from service
G.L. Kirkland	DCP	3	First quarter that is at least one year following separation from service
	ESIP-RP pre-2005	5	First quarter that is at least one year following separation from service
	ESIP-RP post-2004	3	First quarter that is at least one year following separation from service

(2)

Reflects 2015 DCP deferrals of salary, the CIP awarded in April 2015 for the 2014 performance year, and LTIP performance shares for the 2012–2014 performance period. Salary deferrals are also included in the “Salary” column that is reported in the “Summary Compensation Table” in this Proxy Statement, and quantified as “Total Salary Deferred Under the DCP” in Footnote 1 to that table. For all NEOs except Mr. Johnson, the CIP awarded in April 2015 was reported in Footnote 4 to the “Summary Compensation Table” in our 2015 Proxy Statement; and the value of deferred LTIP performance shares was reported in Footnote 3 to the “Option Exercises and Stock Vested in Fiscal Year 2014” table in our 2015 Proxy Statement.

Name	2015 Salary Deferrals	2015 CIP Deferrals	2015 LTIP Deferrals
J.S. Watson	$185,548	$775,000	$–
P.E. Yarrington	$15,835	$13,098	$18,569
J.W. Johnson	$13,293	$951,390	$–
M.K. Wirth	$16,308	$1,373,760	$1,671,219
R.H. Pate	$104,040	$267,750	$–
G.L. Kirkland	$10,054	$–	$–

(3)	Represents ESIP-RP contributions by the Company for 2015. These amounts are also reflected in the “All Other Compensation” column in the “Summary Compensation Table” in this Proxy Statement.

56	Chevron Corporation—2016 Proxy Statement

EXECUTIVE COMPENSATION

(4)

Represents the difference between DCP and ESIP-RP balances at December 31, 2015, and December 31, 2014, less CIP, LTIP and salary deferrals in the DCP and Company contributions in the ESIP-RP. For this purpose, “earnings” includes dividend equivalents, common stock price appreciation (or depreciation) and other similar items. 2015 earnings in the DCP and ESIP-RP were as follows:

Name	DCP Earnings	ESIP-RP Earnings
J.S. Watson	$(659,202)	$(278,044)
P.E. Yarrington	$(333,336)	$(119,107)
J.W. Johnson	$37,624	$(44,527)
M.K. Wirth	$(114,280)	$(108,806)
R.H. Pate	$7,081	$(37,905)
G.L. Kirkland	$(13,678)	$(244,696)

(5)	In-service withdrawals are not permitted from the DCP or the ESIP-RP.

(6)	Represents DCP and ESIP-RP balances as of December 31, 2015, as follows:

Name	DCP Balance	ESIP-RP Balance
J.S. Watson	$8,352,362	$1,573,232
P.E. Yarrington	$26,232,215	$686,685
J.W. Johnson	$1,533,396	$288,220
M.K. Wirth	$9,440,248	$634,015
R.H. Pate	$929,699	$248,770
G.L. Kirkland	$222,126	$1,298,577

These balances include amounts reported in this Proxy Statement and in prior Proxy Statements for: (i) NEO deferrals of salary reported as “Salary Deferred” in the footnotes to the “Summary Compensation Table”; (ii) Chevron’s ESIP-RP (and predecessor plans) contributions reported as “All Other Compensation” in the “Summary Compensation Table”; (iii) NEO deferrals of CIP awards reported in footnotes to the “Summary Compensation Table” and the “Nonqualified Deferred Compensation Table”; and (iv) NEO deferrals of LTIP performance share awards reported in footnotes to the “Option Exercises and Stock Vested Table” and the “Nonqualified Deferred Compensation Table,” as follows:

Name	Salary Deferral Amounts Previously Reported	ESIP-RP Amounts Previously Reported	CIP Amounts Previously Reported	LTIP Amounts Previously Reported
J.S. Watson	$1,316,188	$1,018,379	$1,575,000	$–
P.E. Yarrington	$989,777	$363,455	$5,782,098	$10,815,928
J.W. Johnson	$13,293	$53,173	$951,390	$–
M.K. Wirth	$89,637	$358,552	$2,474,010	$5,143,811
R.H. Pate	$331,340	$254,213	$506,100	$–
G.L. Kirkland	$165,433	$757,150	$–	$–

Deferrals of the 2015 CIP awards and the LTIP performance shares for the 2013–2015 performance period are not reflected in the DCP balance at December 31, 2015, as they were not deferred until the underlying awards were settled in 2016. They were reported in footnotes to the “Summary Compensation Table” and the “Option Exercises and Stock Vested in Fiscal Year 2015” table in this Proxy Statement, as follows:

Name	CIP Amounts Previously Reported and Credited to the DCP in 2016	LTIP Amounts Previously Reported and Credited to the DCP in 2016
J.S. Watson	$612,500	$–
P.E. Yarrington	$10,256	$12,141
J.W. Johnson	$–	$–
M.K. Wirth	$983,070	$1,003,619
R.H. Pate	$187,025	$–
G.L. Kirkland	$–	$–

Potential Payments Upon Termination or Change-in-Control

Our named executive officers, or NEOs, do not have employment contracts or other agreements or arrangements that provide for enhanced severance, special guaranteed payments, or other benefits upon retirement, termination, or change-in-control, except for Mr. Pate, whose arrangement relates solely to the vesting of his outstanding equity awards and is described in Footnote 2 to the table in this section and in our “Compensation Discussion and Analysis—Compensation Governance—Employment, Severance, or Change-in-Control Agreements” in

this Proxy Statement. In addition, in the event of a change-in-control our NEOs are not eligible for accelerated vesting of outstanding equity awards under the Long-Term Incentive Plan of Chevron Corporation (LTIP). However, upon termination for reasons other than misconduct (as defined in the LTIP), our NEOs are entitled to accrued and vested interests (and in some cases deemed vesting of unvested interests) in their outstanding equity awards, retirement plan benefits, and certain limited perquisites.

Chevron Corporation—2016 Proxy Statement	57

EXECUTIVE COMPENSATION

Under the LTIP, termination for reasons other than misconduct may result in full or partial vesting of unvested equity grants. Full or partial vesting, if any, is a function of the sum of an NEO’s age plus his or her time in service and the reasons for termination. Our policy of full or partial vesting for outstanding, but unvested equity grants based on an NEO’s age and time in service is a reflection of our belief that our equity and benefit programs should be based upon a career employment model designed to encourage retention and long-term employment. Many of our business decisions have long-term horizons and, to ensure our executives have a vested interest in our future profitability, such programs enable executives with long service to continue to share in our success. The terms and effect of full or partial vesting of equity grants is illustrated by the following table.

Termination Circumstances	Effect of Termination on Stock Options	Effect of Termination on Performance Shares	Effect of Termination on Restricted Stock Units
Grants held less than one year after grant date, and termination for any reason	Forfeit 100% of grant.	Forfeit 100% of grant.	Restricted Stock Units (RSUs) are forfeited, regardless of points/age, if grant not held through the vesting date.

Grants held for at least one year after grant date, termination for reasons other than for misconduct, and on termination date either:

•   at least 90 points (sum of age and service), or

•  at least age 65

	Vest 100% of grant.	Vest 100% of grant.
	Remaining term to exercise vested stock options.	Award will be based on and paid at the end of the full performance period(s).

Grants held for at least one year after grant date, termination for reasons other than for misconduct, and on termination date either:

•   at least 75 points (sum of age and service), or

•  at least age 60

Total vested shall be the number of stock options granted multiplied by Number of whole months from the grant date to the termination date, up to a maximum of 36 months divided by 36 months

Total vested shall be the number of performance shares granted multiplied by

Number of whole months from the performance period start date to the termination date, up to a maximum of 36 months divided by 36 months

	The lesser of five years from termination or remaining term to exercise.	Award will be based on and paid at the end of the full performance period(s).

Grants held for at least one year after grant date, termination for reasons other than for misconduct, and on termination date either:

•   less than 75 points (sum of age and service), or

•  less than age 60

	Forfeit all unvested stock options. The lesser of 180 days from termination or remaining term to exercise vested stock options.	Forfeit all outstanding awards.
For Misconduct*	Forfeit all outstanding grants, whether vested or unvested.	Forfeit all outstanding awards.	Forfeit all outstanding awards.

*

For grants of awards during or after 2005 that have been exercised, or in the case of performance shares or RSUs, vested and paid, the Board of Directors has the ability to claw back any gains if an NEO engages in certain acts of misconduct, as described in our “Compensation Discussion and Analysis—Compensation Governance—Compensation Recovery Policies” in this Proxy Statement. Under the LTIP, “misconduct” is defined to include, among other things: embezzlement; fraud or theft; disclosure of confidential information or other acts that harm our business, reputation, or employees; misconduct resulting in Chevron having to prepare an accounting restatement; or failure to abide by post-termination agreements respecting confidentiality, noncompetition, or non-solicitation.

In the table that follows, we have assumed that each NEO terminated his or her employment for reasons other than for misconduct on December 31, 2015, except that the values for Mr. Kirkland reflect his retirement effective June 16, 2015. Amounts reported do not include the value of vested and unexercised stock options reported in the “Outstanding Equity Awards at 2015 Fiscal Year-End”; performance shares or RSUs that vested in 2015 as reported in the “Option Exercises and Stock Vested in

Fiscal Year 2015”; accrued retirement and other benefits reported in the “Pension Benefits Table”; and “Nonqualified Deferred Compensation Table” in this Proxy Statement. We also do not include benefits that would be available generally to all or substantially all salaried employees on the U.S. payroll and do not discriminate in scope, terms or operations in favor of our NEOs, such as accrued vacation, group life insurance, post-retirement health care, and the Employee Savings Investment Plan.

58	Chevron Corporation—2016 Proxy Statement

EXECUTIVE COMPENSATION

Benefits and Payments Upon Termination for Any Reason Other Than for Misconduct(1)
Name	Base Salary	Chevron Incentive Plan	Severance	Long-Term Incentives unvested and deemed vested upon termination(2)			Benefits(3)	Total
				Stock Options	Performance Shares	Restricted Stock Units
J.S. Watson	$ –	$ –	$ –	$ –	$4,498,000	$ –	$200,000	$4,698,000
P.E. Yarrington	$ –	$ –	$ –	$ –	$1,034,540	$ –	$ –	$1,034,540
J.W. Johnson	$ –	$ –	$ –	$ –	$1,034,540	$ –	$ –	$1,034,540
M.K. Wirth	$ –	$ –	$ –	$ –	$ 689,633	$ –	$ –	$ 689,633
R.H. Pate	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –
G.L. Kirkland	$ –	$ –	$ –	$ –	$2,104,948	$ –	$ –	$2,104,948
(1)

Includes normal or early retirement and voluntary or involuntary (other than for misconduct) termination, including termination following a change-in-control. We do not maintain separate change-in-control programs for our NEOs.

(2)

Reflects values of deemed vested stock options and performance shares under the LTIP. Whether an otherwise unvested option or performance share is deemed vested upon termination is based on the number of points (sum of age and number of years of service) at the time of termination. All awards granted in 2015 are forfeited upon a termination in 2015, as are all unvested restricted stock units, regardless of grant date.

Termination with more than 90 points.

Mr. Watson, Ms. Yarrington and Mr. Johnson have more than 90 points, as did Mr. Kirkland upon his retirement in June 2015. Termination with at least 90 points results in deemed vesting of all unvested LTIP grants held at least one year from the date of grant, or the remaining one-third of the 2013 stock option grant, the remaining two-thirds of the 2014 stock option grant and 100 percent of the 2014 performance share grant. Vested stock options may be exercised through the remaining term of the option.

Termination with more than 75 points and less than 90 points.

Mr. Wirth has more than 75 points but less than 90 points, which results in pro-rata vesting of all unvested LTIP grants held at least one year from the date of grant. Mr. Wirth’s stock options held at least one year vest based on the number of whole months from the grant date to December 31, 2015. Eleven thirty-sixths of his January 30, 2013 and January 30, 2014 grant are deemed vested, and nine thirty-sixths of his March 27, 2013 grant is deemed vested. Vested options may be exercised through December 31, 2020 or the 10th anniversary of the grant date, if earlier.

Termination with less than 75 points.

Mr. Pate has less than 75 points, which would have resulted in forfeiture of unvested stock options and performance shares upon a December 31, 2015 termination. Pursuant to an agreement between Chevron and Mr. Pate, filed as Exhibit 10.16 to Chevron’s Annual Report on Form 10-K for the year ended December 31, 2011, if Mr. Pate is separated from service for any reason other than for misconduct on or after August 1, 2019, he will be treated as if he had 75 points under the LTIP, which would result in the deemed pro-rata vesting of stock options and performance shares held at least one year from the date of grant.

Valuation of stock options and performance shares.

Stock option values are calculated based on the difference between the $89.96, the December 31, 2015 closing price of Chevron common stock, and the option exercise price as reported in the “Outstanding Equity Awards at 2015 Fiscal Year-End” table in this Proxy Statement, multiplied by the deemed vested stock options. For Mr. Kirkland, values are calculated based on $99.29, the closing price on his last day of employment, June 15, 2015. The value of previously vested stock options is calculated in a similar manner. Accelerated stock options do not currently have a value in “Benefits and Payments Upon Termination for Any Reason Other Than for Misconduct” in this Proxy Statement because market values are lower than option exercise prices.

Performance share values for the 2014 grants are calculated based on $89.96, the December 31, 2015 closing price of Chevron common stock, and a performance modifier of 100 percent. For Mr. Kirkland, values are calculated based on $99.29, the closing price on his last day of employment, June 15, 2015. Refer to Footnote 2 of the “Option Exercises and Stock Vested in Fiscal Year 2015 Table” for a description of how we calculate the payout value of performance shares and the effect of the performance modifier, as well as a summary of the amounts paid in February 2016 for the 2013 performance share grants.

(3)

Mr. Watson will be provided with post-retirement office and administrative support during his lifetime. The estimated aggregate incremental cost of providing these services is approximately $200,000 per year.

Our NEOs are eligible to receive early retirement benefits from the Chevron Retirement Plan and the Chevron Retirement Restoration Plan upon separation from service. Their distribution elections and the present value of accumulated benefits are disclosed in the “Pension Benefits Table” in this Proxy Statement.

Our NEOs are also eligible to receive payment from the ESIP Restoration Plan and from the Deferred Compensation Plan upon separation from service. Their distribution elections and the aggregate plan balances as of December 31, 2015 are disclosed in the “Nonqualified Deferred Compensation Table” in this Proxy Statement.

Chevron Corporation—2016 Proxy Statement	59

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2015, with respect to Chevron’s equity compensation plans.

Plan Category(1)	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(2)	94,490,572	(3)	$96.68	(4)	113,731,482	(5)
Equity compensation plans not approved by security holders(6)	498,966	(7)	–	(8)	–	(9)
TOTAL	94,989,538		$96.68	(4)	113,731,482
(1)

The table does not include information for employee benefit plans of Chevron and subsidiaries intended to meet the tax qualification requirements of section 401(a) of the Internal Revenue Code and certain foreign employee benefit plans that are similar to section 401(a) plans or information for equity compensation plans assumed by Chevron in mergers and securities outstanding thereunder at December 31, 2015. The number of shares to be issued upon exercise of outstanding stock options, warrants, and rights under plans assumed in mergers and outstanding at December 31, 2015, was 35,819, and the weighted-average exercise price (excluding restricted stock units and other rights for which there is no exercise price) was $63.97. The weighted average remaining term of the stock options is 3.36 years. No further grants or awards can be made under these assumed plans.

(2)

Consists of two plans: the Long Term Incentive Plan of Chevron Corporation (LTIP) and the Chevron Corporation Non-Employee Directors’ Equity Compensation and Deferral Plan (Directors’ Plan). Stock options and restricted stock units may be awarded under the LTIP and shares may be issued under the subplans of the LTIP for certain non-U.S. locations. Restricted stock, restricted stock units, and retainer stock options may be awarded under the Directors’ Plan.

(3)

Consists of 94,271,821 shares subject to stock options (granted under the LTIP or the Directors’ Plan), 13,972 shares subject to restricted stock units under the LTIP, and 204,779 shares subject to restricted stock units and stock units under the Directors’ Plan. Does not include grants that are payable in cash only, such as performance shares, stock appreciation rights, and some restricted stock units granted under the LTIP.

(4)	The price reflects the weighted average exercise price of stock options under both the LTIP and the Directors’ Plan. The weighted average remaining term of the stock options is 5.84 years.

(5)

An amended and restated LTIP was approved by the stockholders on May, 29, 2013. The maximum number of shares that can be issued under the amended and restated LTIP is 260,000,000. The LTIP has 113,520,846 shares that remain available for issuance pursuant to awards. An aggregate of 2,373,253 shares issued under the employee stock purchase plans for non-U.S. locations was counted against the limit. Awards granted under the LTIP that are settled in cash or that are deferred under the Deferred Compensation Plan for Management Employees or Deferred Compensation Plan for Management Employees II (both, the DCP) will not deplete the maximum number of shares that can be issued under the plan. The maximum number of shares that can be issued under the Directors’ Plan is 800,000. The Directors’ Plan has 210,636 shares that remain available for issuance pursuant to awards.

(6)	Consists of the DCP, which is described in the “Nonqualified Deferred Compensation Table” in this Proxy Statement.

(7)	Reflects the number of Chevron Common Stock Fund units allocated to participant accounts in the DCP as of December 31, 2015.

(8)	There is no exercise price for outstanding rights under the DCP.

(9)

Current provisions of the DCP do not provide for a limitation on the number of shares available under the plan. The total actual distributions under the DCP in the last three years were 32,745 shares in 2015, 52,642 shares in 2014 and 53,247 shares in 2013.

60	Chevron Corporation—2016 Proxy Statement

Stock Ownership Information

Security Ownership of Certain Beneficial Owners and Management

The following table shows the ownership interest in Chevron common stock as of March 3, 2016, for (i) holders of more than five percent of our outstanding common stock; (ii) each nonemployee Director; (iii) each named executive officer (NEO); and (iv) all nonemployee Directors, NEOs, and other executive officers as a group. As of that date, there were 1,883,524,587 shares of Chevron common stock outstanding.

Name (“+” denotes a nonemployee Director)	Shares Beneficially Owned(1)	Stock Units(2)	Total	Percent of Class
BlackRock, Inc.(3)	112,120,374	—	112,120,374	6.00%
State Street Corporation(4)	108,880,786	—	108,880,786	5.80%
The Vanguard Group(5)	118,187,525	—	118,187,525	6.27%
Alexander B. Cummings Jr.+	1,007	2,236	3,243	*
Linnet F. Deily+	19,609	5,607	25,216	*
Robert E. Denham+	9,856	53,059	62,915	*
Alice P. Gast+	2,706	4,191	6,897	*
Enrique Hernandez Jr.+	43,237	15,480	58,717	*
Jon M. Huntsman Jr.+	2,602	2,236	4,838	*
Jay W. Johnson	424,193	5,654	429,847	*
George L. Kirkland	1,082,547	832	1,083,379	*
Charles W. Moorman IV+	6,449	13,476	19,925	*
R. Hewitt Pate	462,722	—	462,722	*
John G. Stumpf+	200,112	2,236	202,348	*
Ronald D. Sugar+	2,268	43,550	45,818	*
Inge G. Thulin+	—	3,500	3,500	*
Carl Ware+	7,274	41,823	49,097	*
John S. Watson	2,435,996	42,078	2,478,074	*
Michael K. Wirth	976,897	5,533	982,430	*
Patricia E. Yarrington	776,524	27,457	803,981	*
Non-employee Directors and executive officers as a group (19 persons)	7,200,954	288,556	7,489,510

*	Less than one percent.

(1)

Amounts shown include shares that may be acquired upon exercise of stock options that are currently exercisable or will become exercisable within 60 days of March 3, 2016, as follows: 1,456 shares for Ms. Deily, 38,274 shares for Mr. Hernandez Jr., 409,366 shares for Mr. Johnson, 979,000 shares for Mr. Kirkland, 437,599 shares for Mr. Pate, 2,333,999 shares for Mr. Watson, 946,866 shares for Mr. Wirth, 758,866 shares for Ms. Yarrington and 688,132 shares for all other executive officers not named in the table. For executive officers, the amounts shown include shares held in trust under the Employee Savings Investment Plan. For nonemployee Directors, the amounts shown include shares of restricted stock awarded under the Chevron Corporation Nonemployee Directors’ Equity Compensation and Deferral Plan (NED Plan).

(2)

Stock units do not carry voting rights and may not be sold. They do, however, represent the equivalent of economic ownership of Chevron common stock, since the value of each unit is measured by the price of Chevron common stock. For nonemployee Directors, these are stock units and restricted stock units awarded under the NED Plan, as well as stock units representing deferral of annual cash retainer that may ultimately be paid in shares of Chevron common stock. For executive officers, these include stock units deferred under the Chevron Deferred Compensation Plan for Management Employees and/or the Chevron Deferred Compensation Plan for Management Employees II that may ultimately be paid in shares of Chevron common stock.

(3)

Based on information set forth in a Schedule 13G/A filed with the U.S. Securities and Exchange Commission on February 10, 2016, by BlackRock Inc., 55 East 52nd Street, New York, NY, 10055. BlackRock reports that as of that date it and its subsidiaries listed on Exhibit A of the Schedule 13G/A have sole voting power for 96,103,118 shares, shared voting power for 23,736 shares, sole dispositive power for 112,096,638 shares, and shared dispositive power for 23,736 shares reported.

(4)

Based on information set forth in a Schedule 13G filed with the U.S. Securities and Exchange Commission on February 12, 2016, by State Street Corporation, State Street Financial Center, One Lincoln Street, Boston, MA, 02111. State Street reports that as of that date it and its subsidiaries listed on Exhibit 1 of the Schedule 13G have shared voting and dispositive power for all shares reported.

(5)

Based on information set forth in a Schedule 13G/A filed with the U.S. Securities and Exchange Commission on February 11, 2016, by The Vanguard Group—23-1945930, 100 Vanguard Blvd., Malvern, PA, 19355. Vanguard reports that as of that date it and its subsidiaries listed on Appendix A of the Schedule 13G/A have sole voting power for 3,480,208 shares, sole dispositive power for 114,545,828 shares, shared voting power for 187,400 shares and shared dispositive power for 3,641,697 shares reported.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires Directors and certain officers to file with the U.S. Securities and Exchange Commission reports of initial ownership and changes in ownership of Chevron equity securities. Based solely on a review of the reports furnished to Chevron, we believe that during 2015 all of our Directors and officers timely filed all reports they were required to file under Section 16(a).

Chevron Corporation—2016 Proxy Statement	61

Board Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation (Item 3 on the Proxy Card)

As required by Section 14A of the Securities Exchange Act of 1934, as amended, stockholders are entitled to a nonbinding vote on the compensation of our named executive officers (sometimes referred to as “say-on-pay”). At the 2011 Annual Meeting, the Board of Directors recommended and stockholders approved holding this advisory vote on an annual basis. Accordingly, you are being asked to vote on the following resolution at the 2016 Annual Meeting:

“Resolved, that the stockholders APPROVE, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.”

Your Board recommends that you vote FOR this resolution because it believes that our compensation programs support our business model and the following objectives and values, described in detail in our “Compensation Discussion and Analysis” in this Proxy Statement:

•	ensuring strong alignment of the interests of our stockholders, the Company, and our employees;

•	paying for performance;

•	rewarding career employees;

•	paying competitively, across all salary grades and across all geographies;

•	applying compensation program rules in a manner that is internally consistent; and

•

being metrics-driven and properly balanced in our emphasis on short-term and long-term objectives and our use of measures based on absolute performance, relative performance against industry peers, historical performance, and progress on key business initiatives.

We encourage stockholders to read the “Compensation Discussion and Analysis,” the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.

Vote Required

This proposal is approved if the number of shares voted FOR exceeds the number of shares voted AGAINST. Any shares not voted on this proposal (whether by abstention or otherwise) will have no impact on this proposal. If you are a street name stockholder and do not vote your shares, your bank, broker, or other holder of record cannot vote your shares at its discretion on this proposal.

This vote is nonbinding. The Board and the Management Compensation Committee, which is composed solely of independent Directors, expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

Your Board’s Recommendation

Your Board recommends that you vote FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the “Compensation Discussion and Analysis,” the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.

62	Chevron Corporation—2016 Proxy Statement

Board Proposal to Approve an Amendment to the Chevron Corporation Non-Employee Directors’ Equity Compensation and Deferral Plan (Item 4 on the Proxy Card)

Your Board recommends that stockholders vote FOR this proposal to amend the Chevron Corporation Non-Employee Directors’ Equity Compensation and Deferral Plan (NED Plan) to increase the number of shares of Chevron common stock authorized for issuance pursuant to awards under the NED Plan and to limit the number of shares of restricted stock or restricted stock units that can be awarded annually to an individual director. The NED Plan was adopted by your Board on March 26, 2003 and approved by stockholders at the 2003 Annual Meeting, authorizing up to 400,000 shares (which was adjusted to 800,000 shares upon the two-for-one common stock split on September 10, 2004). As of March 30, 2016, 210,636 shares remained available for issuance under the NED Plan. On March 30, 2016, your Board adopted this amendment to the NED Plan to increase the number of shares authorized for issuance by 800,000 shares, bringing the total number of shares authorized for issuance to 1,600,000 shares, which results in 1,010,636 being available for future issuance.

The potential dilution from the proposed increase in the share authorization under the NED Plan is 0.04 percent, based on the total shares of common stock outstanding as of March 30, 2016. Chevron’s average three-year run rate (i.e., the number of shares subject to stock options and restricted stock unit awards granted under the NED Plan divided by the undiluted weighted average number of Chevron common stock outstanding), which measures the potential dilutive effects of awards under the NED Plan, is

0.002 percent. As of March 30 2016, the number of shares remaining available for issuance pursuant to awards under the NED Plan and shares subject to outstanding awards under the NED Plan as a percentage of total shares of common stock outstanding was 0.03 percent. If the amendment is approved, such percentage would increase to 0.07 percent.

The amendment also limits the number of shares of restricted stock, restricted stock units and stock options that can be awarded annually to an individual director to 40,000 shares. A copy of the NED Plan and this amendment is attached to this Proxy Statement in Appendix B.

Under the NED Plan, Directors can elect to receive nonstatutory/nonqualified stock options in lieu of any portion of their cash compensation. In addition, Directors can elect to defer receipt of any portion of their cash compensation into various investment choices, including a Chevron common stock fund. Finally, the Board can award restricted stock and stock units as part of the Directors’ compensation. For more information see the “Director Compensation”, “Equity Compensation Plan Information” and “Stock Ownership Information” sections of this Proxy Statement.

Your Board believes that the ability to grant equity to our non-employee Directors is critical to our efforts to attract and retain key talent on our Board and to encourage ownership of shares of our common stock by our non-employee Directors. Only non-employee Directors may participate in the NED Plan.

Material Features of the NED Plan (as Amended)

The following is a description of the material features of the NED Plan. This description is a summary only and does not purport to be complete, and it is subject to, and qualified in its entirety by, the full text of the NED Plan (including Amendment Number One thereto), which is incorporated by reference to Appendix B to this Proxy Statement. A copy of the NED Plan can also be obtained at no charge upon request from Chevron’s Corporate Secretary and Chief Governance Officer.

Purpose

The purposes of the NED Plan are to attract and retain qualified non-employee Directors to serve on the Board and to align the interests of the non-employee Directors with those of the stockholders of the Corporation.

Administration

The NED Plan is administered by the Board, except as delegated to the Board Nominating and Governance Committee (the Committee) in the NED Plan or by resolution of the Board. The Committee will be composed entirely of two or more non-employee Directors who satisfy the requirements of Rule 16b-3 under the Exchange Act, to the extent necessary. Subject to the provisions of the NED Plan, the Committee has the power to adopt and amend rules for administering the NED Plan, construe and interpret the NED Plan, and to make all other determinations necessary for the administration of the NED Plan.

Term

The NED Plan will remain in effect until terminated by the Board.

Shares Authorized

Currently, subject to changes in our capitalization, 800,000 shares of our common stock are authorized for grant under the NED Plan, and if stockholders approve this proposal to amend the NED Plan to increase by 800,000 the number of shares authorized, 1,600,000 shares of our common stock will be authorized for grant under the NED Plan.

Annual Award Limits

Subject to changes in our capitalization, the maximum number of shares of our common stock with respect to which any award may be granted to any non-employee Director in any calendar year is 40,000, or the cash equivalent thereof to the extent such awards are payable in cash or property.

Eligible Participants

Non-employee Directors are eligible to participate in the NED Plan. Effective as of the Annual Meeting, there are 10 non-employee Directors.

Chevron Corporation—2016 Proxy Statement	63

DIRECTORS’ PLAN

Award Types

Stock options, restricted stock units or restricted stock may be granted under the NED Plan. The maximum term for options is 10 years and the exercise price of each option is the fair market value of a share of our common stock on the date of grant.

Deferrals

Non-employee Directors may elect to defer all or a portion of their cash compensation and/or restricted stock units, subject to the terms of the NED Plan.

Change-in-Control

Within 30 days following a “change-in-control,” as defined in the NED Plan, the Committee will appoint an independent organization that will thereafter administer the NED Plan. Pursuant to Article VI of Chevron’s By-Laws (“Change in Control Benefit Protection”), in the event of a change in control, Chevron will cause any surviving corporation (or any other successor to Chevron’s business and assets) to assume any outstanding and unvested obligations under the NED Plan and make effective provision for such awards.

Changes in Capitalization

The number of shares covered by the NED Plan, the number of shares covered by outstanding awards and the exercise price, if applicable, of each outstanding award will be proportionately adjusted for: any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares; the payment of a stock dividend (but only of common stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation; the declaration of a dividend payable in cash that has a material effect on the price of issued shares; or a recapitalization, spinoff or similar occurrence.

Amendment and Termination

The Board may amend or terminate the NED Plan at any time, provided, however, that unless the Board specifically determines otherwise, any revision or amendment that would cause the NED Plan to fail to comply with any requirement of applicable law or regulation if such amendment were not approved by the stockholders will not be effective unless and until approval of the stockholders is obtained. No amendment, suspension or termination of the NED Plan nor any amendment of any award outstanding under the NED Plan that would adversely affect the right of any non-employee Director in an award previously granted under the NED Plan will be effective without the written consent of the affected non-employee Director, unless such amendment is necessary or appropriate to comply with applicable law.

New Plan Benefits

It is not possible at this time to determine awards that will be made in the event the amendment to the NED Plan is approved by stockholders. However, it is anticipated that awards will be similar to those granted under the NED Plan in prior years. See the “Director Compensation” section of the Proxy Statement for a detailed discussion of our compensation program for non-employee Directors. As of March 30, 2016, the closing price of our common stock on the NYSE was $95.25 per share.

Federal Income Tax Consequences

The following is only a brief summary of the effect of U.S. federal income taxation on the recipient of an award and on Chevron and does not discuss the income tax laws of any other jurisdiction (such as municipality or state) in which the recipient of the award may reside.

Stock Options

Only nonstatutory stock options may be granted under the NED Plan. Generally, no taxable income is recognized by a non-employee Director upon the grant of a nonstatutory option, nor will Chevron (and/or its subsidiaries) be entitled to a deduction at that time. A non-employee Director will generally recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the option shares on the exercise date over the exercise price paid. Chevron (and/or its subsidiaries) will be entitled to an income tax deduction in the year of exercise equal to the amount of ordinary income recognized by the non-employee Director with respect to the exercised nonstatutory option.

Restricted Stock Units and Restricted Stock Awards

A non-employee Director will not be deemed to have received any income subject to federal income tax at the time of grant of restricted stock units or restricted stock awards, nor will Chevron (and/or its subsidiaries) be entitled to a deduction at that time. When shares or cash subject to such awards are issued and/or paid, the non-employee Director will be deemed to have received an amount of ordinary income equal to the amount of cash and/or the fair market value of the shares received. Chevron (and/or its subsidiaries) will be allowed a deduction in an amount equal to the ordinary income that the non-employee Director has been paid.

64	Chevron Corporation—2016 Proxy Statement

DIRECTORS’ PLAN

Vote Required

This proposal is approved if the number of shares voted FOR exceeds the number of shares voted AGAINST. Any shares not voted on this proposal (whether by abstention or otherwise) will have no impact on this proposal. If you are a street name stockholder and do not vote your shares, your bank, broker, or other holder of record cannot vote your shares at its discretion on this proposal.

Your Board’s Recommendation

Your Board recommends that you vote FOR the approval of the amendment to the Chevron Corporation Non-Employee Directors’ Equity Compensation and Deferral Plan to increase by 800,000 the number of shares of Chevron common stock authorized for issuance (bringing the total number of shares authorized for issuance to 1,600,000 shares, which results in 1,010,636 being available for future issuance) under the plan and to limit the number of shares of restricted stock, restricted stock units and stock options that can be awarded annually to an individual director to 40,000 shares.

STOCKHOLDER PROPOSALS

Rule 14a-8 Stockholder Proposals

Your Board welcomes dialogue on the topics presented in the Rule 14a-8 stockholder proposals on the following pages. Chevron strives to communicate proactively and transparently on these and other issues of interest to the Company and its stockholders. Some of the following stockholder proposals may contain assertions about Chevron that we believe are incorrect. Your Board has not attempted to refute all such assertions. However, your Board has considered each proposal and recommended a vote based on the specific reasons set forth in each Board response.

We received a number of proposals requesting specific reports. As a general principle, your Board opposes developing specially requested reports because producing them is a poor use of Chevron’s resources when the issues are addressed sufficiently through existing communications. Moreover, your Board believes that stockholders benefit from reading about these issues in the context of Chevron’s other activities rather than in isolation. Many of the issues raised in the following stockholder proposals are discussed in Chevron’s Corporate Responsibility Report, our Annual Report, and this Proxy Statement. Additional information on Chevron’s corporate governance and corporate social responsibility philosophies and initiatives is available on our website at www.chevron.com.

Your Board urges stockholders to read this Proxy Statement, the Annual Report, and the Corporate Responsibility Report, as well as the other information presented on Chevron’s website.

We will provide the name, address, and share ownership of the stockholders who submitted a Rule 14a-8 stockholder proposal upon a stockholder’s request.

Vote Required

Stockholder proposals are approved if the number of shares voted FOR exceeds the number of shares voted AGAINST. Any shares not voted on these proposals (whether by abstention or otherwise) will have no impact on these proposals. If you are a street name stockholder and do not vote your shares, your bank, broker, or other holder of record cannot vote your shares at its discretion on these proposals.

Your Board’s Recommendation

Your Board recommends that you vote AGAINST each of the stockholder proposals on the following pages.

Chevron Corporation—2016 Proxy Statement	65

STOCKHOLDER PROPOSALS

Stockholder Proposal Regarding Report on Lobbying

(Item 5 on the Proxy Card)

Whereas, we believe in full disclosure of our company’s direct and indirect lobbying activities and expenditures to assess whether our company’s lobbying is consistent with Chevron’s expressed goals and in the best interests of shareholders.

Resolved, the stockholders of Chevron Corp. (“Chevron”) request the preparation of a report, updated annually, disclosing:

1.	Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2.	Payments by Chevron used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

3.	Chevron’s membership in and payments to any tax-exempt organization that writes and endorses model legislation.

4.	Description of management’s and the Board’s decision making process and oversight for making payments described in sections 2 and 3 above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which Chevron is a member.

Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.

The report shall be presented to the Audit Committee or other relevant oversight committees and posted on Chevron’s website.

Supporting Statement

As stockholders, we encourage transparency and accountability in Chevron’s use of corporate funds to influence legislation and regulation. Chevron spent $18.81 million in 2013 and 2014 on federal lobbying (opensecrets.org). These figures do not include lobbying expenditures to influence legislation in states, where Chevron also lobbies but disclosure is uneven or absent. For example, Chevron spent over $4.3 million lobbying in California for 2014 (http://cal-access.ss.ca.gov/). Chevron’s lobbying against EPA greenhouse gas regulations has attracted media attention (“Half a Billion Dollars Gets You a Gentler Climate Plan,” Bloomberg, Aug. 5, 2015), as has its lobbying on California’s greenhouse gas reduction bill (“Lobbyists Pile on Greenhouse-gas Reduction Bill,” Sacramento Bee, Aug. 28, 2015).

In 2014, Chevron made a $1,000,000 political contribution to the Chamber of Commerce, which has spent more than $1 billion on lobbying since 1998. Chevron is also listed as a member of the American Petroleum Institute, Business Roundtable and Western States Petroleum Association. Chevron does not disclose its memberships in, or payments to, trade associations, or the portions of such amounts used for lobbying.

And Chevron does not disclose membership in or contributions to tax-exempt organizations that write and endorse model legislation, such as being a member of the American Legislative Exchange Council (ALEC). Chevron’s ALEC membership has drawn press scrutiny (“Fossil Fuel Firms Are Still Bankrolling Climate Denial Lobby Groups,” The Guardian, Mar. 25, 2015). More than 100 companies have publicly left ALEC, including peers BP, ConocoPhillips, Occidental Petroleum and Shell.

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STOCKHOLDER PROPOSALS

Board of Directors’ Response

Your Board recommends a vote AGAINST this proposal because the Board believes that a special report beyond Chevron’s current voluntary and mandatory disclosures is an unnecessary and inefficient use of Chevron’s resources. Chevron already discloses to the public extensive information about its political contributions and lobbying activities. In many cases, this disclosure goes beyond what is required by law. At Chevron’s last four Annual Meetings, an average of 75 percent of votes cast opposed this proposal.

Energy—its production, development, deployment and consumption—is one of the most important public policy issues today, both domestically and internationally. Public policy decisions can significantly affect Chevron’s operations, strategies and stockholder value. Opponents of our industry are well resourced to influence policy decisions in a manner that achieves their objectives. Accordingly, to protect stockholder value, Chevron exercises its fundamental right and responsibility to participate in the political process and to ensure lawmakers have the benefit of our expertise. We do so by engaging in direct and indirect lobbying, making political contributions to candidates and entities who support oil and gas industry development, and participating in various business and policy organizations that advocate positions designed to support free markets and fair energy industry legislation and regulations.

Chevron may not agree with every position taken by the industry or trade associations that it supports, but remains confident that the aggregate positions of these associations promote the interests of its stockholders.

Chevron management adheres to the highest ethical standards when engaging in political activities, ensures that such activities align with corporate goals, and complies with the letter and spirit of all laws and regulations governing lobbying activities and disclosure.

Chevron agrees that transparency and accountability are important aspects of corporate political activity. That is why Chevron extensively discloses the nature of its political activities. At www.chevron.com/investors/corporate-governance/political-contributions, stockholders and the public can find:

•	Information about Chevron’s political contributions, lobbying philosophy and oversight mechanisms.
•

Chevron’s most recent annual Corporate Political Contributions report and the Chevron Employee Political Action Committee (CEPAC) Contributions report. Itemized in each report are the contributions to all candidates, organizations and committees as well as the ballot measures that received contributions designated specifically for political involvement.

•

Chevron’s prior-year federal quarterly lobbying reports and a link to the federal lobbying disclosure website, which contains current and previous years’ reports (http://disclosures.house.gov/ld/ldsearch.aspx). These reports disclose total corporate expenditures related to lobbying and issues lobbied. The Company’s lobbying activities in the United States are strictly regulated by federal, state and local lobbying laws. Each governing jurisdiction determines its own regulations regarding lobbying compliance and also establishes the policies and guidelines associated with reporting and disclosure.

•

A link to the federal lobbying contributions search website. This site contains the details of the Company’s current and previous years’ contributions as well as the prior-year California quarterly lobbying reports. There is also a link to the Federal Election Commission website, which contains current and previous years’ reports for the CEPAC.

Chevron’s political activities are subject to thorough review and oversight. All corporate political contributions are centrally controlled, budgeted and reviewed for compliance with the law. Each contribution is reported in its applicable jurisdiction. The Public Policy Committee of the Board annually reviews the policies, procedures and expenditures for Chevron’s political activities, including political contributions and direct and indirect lobbying. In addition, Chevron’s employees are required to complete political and lobbying compliance training.

Your Board is confident that the Company’s political activities are aligned with its stockholders’ long-term interests. The Board encourages you to review the reports and other materials described above and on Chevron’s website and to judge for yourself whether Chevron’s efforts and your interests are aligned. Given the current extensive disclosure described above, the Board believes the preparation and the publication of the report called for in this proposal are unnecessary.

Therefore, your Board recommends that you vote AGAINST this proposal.

Chevron Corporation—2016 Proxy Statement	67

STOCKHOLDER PROPOSALS

Stockholder Proposal Regarding Targets for Reducing Greenhouse Gas Emissions

(Item 6 on the Proxy Card)

Whereas: To mitigate the worst impacts of climate change and limit warming to below 2 degrees Celsius (2°C), as agreed in the Cancun Agreement, the Intergovernmental Panel on Climate Change (IPCC) estimates that a forty to seventy percent reduction in greenhouse gas (GHG) emissions globally is needed by 2050, relative to 2010 levels, entailing a U.S. target reduction of 80 percent.

The 2014 IPCC Synthesis Report warns that global warming will have “severe, pervasive and irreversible impacts for people and ecosystems.” The costs of failing to address climate change are significant and are estimated to have an average value at risk of $4.2 trillion globally.

At least 178 countries submitted Intended Nationally Determined Contributions (INDCs) to the UN detailing plans to cut GHG emissions in preparation for the December 2015 Paris Climate Negotiations. Commitments on record should reduce projected warming from 4°C to an estimated 2.7 – 3.5°C, and these commitments may be “ratcheted” up to align with 2°C warming.

Corporate leaders, including ten oil and gas companies, support a policy framework to limit warming to 2°C. Companies across sectors are establishing “science-based” GHG reduction targets to limit emissions as needed to align with 2°C warming. Establishing science-based GHG targets corresponds with the growing practice among energy companies of reporting on the resiliency of their portfolios to the International Energy Agency 450 (2°C) scenario, such as that produced by BHP Billiton.

Chevron’s Greenhouse Gas Management Activities have not adequately managed or reduced greenhouse gas emissions: Chevron’s 2015 operational emissions “target” of 57 million metric tons CO2 equivalent is higher than its 2014 emissions and is the same as the baseline established in 2010. Chevron’s disclosure through CDP and its annual target do not offer sufficient specificity to allow investors to assess long-term risks associated with its emissions management. Lastly, Chevron must manage emissions from combustion of its products, which were 358 million metric tons of CO2 equivalent in 2014, accounting for over 85% of its GHG emissions.

Resolved: Shareholders request that the Board of Directors adopt long-term, quantitative, company-wide targets for reducing greenhouse gas emissions in products and operations that take into consideration the global commitment (as embodied in the Cancun Agreement) to limit warming to 2°C and issue a report by November 30, 2016, at reasonable cost and omitting proprietary information, on its plans to achieve these targets.

Supporting Statement

Proponents believe Chevron’s actions to fulfill the policy might:

•	Include short-term benchmarks and long-term reduction goals, with key performance indicators;

•	Include absolute GHG reduction goals for operations, detailing targets for reducing fugitive methane emissions and flaring, improving energy efficiency, and increasing use of renewable energy;
•

Include GHG goals for the full slate of petroleum products, co-products, and any other energy products that Chevron produces and aim to reduce the overall carbon intensity of Chevron’s total energy portfolio (measured in CO2-equivalent grams per unit of fuel energy sold), allowing Chevron to meet increasing demand for energy while reducing GHG emissions.

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STOCKHOLDER PROPOSALS

Board of Directors’ Response

Your Board recommends a vote AGAINST this proposal. Chevron complies with the laws and regulations of the countries in which we operate, and setting unilateral emissions targets could subject the Company to a competitive disadvantage. Your Board believes that the requests to set targets and prepare the related report are unnecessary and an inefficient use of Chevron’s resources. At Chevron’s last Annual Meeting, 92 percent of votes cast opposed this proposal.

Although Chevron shares the concerns of governments and the public about climate change risks and recognizes that the use of fossil fuels to meet the world’s energy needs is a contributor to rising greenhouse gases (GHGs) in the earth’s atmosphere, we believe this proposal is based upon the flawed premise that a global agreement to limit warming to 2 degrees Celsius requires each individual fossil fuel producer to curtail development of resources proportionately. A decrease in overall fossil fuel emissions, however, is not inconsistent with continued or increased fossil fuel production by the most efficient producers. We believe that Chevron is a capable and efficient producer, well positioned to compete in any supply-and-demand scenario.

Chevron believes that taking prudent, practical and cost-effective actions to address climate change risks is the right thing to do. Mitigation of GHG emissions, adaptation to climate change, and continuation of scientific and technological research should all be considered.

The world’s energy demand is growing, driven by the new emerging middle class in developing economies. Consequently, the International Energy Agency (IEA), in their New Policies Scenario, would anticipate energy demand to grow 32 percent by 2040. Driven in part by the long-lived nature of the world’s transportation and electricity infrastructure, under this scenario, fossil fuel’s share of the world energy mix would be 75 percent in 2040. Further, the combined market share of oil and natural gas would remain relatively constant in this scenario at approximately 50 percent in 2040. (IEA, World Energy Outlook 2015).

Chevron’s production and resources will be needed to meet projected global energy demand, even in a carbon-constrained future. The GHG emissions both under our operational control and from the products we sell are the result of meeting that energy demand.

We are focused on reducing emissions from our operations and exploring innovative low-carbon energy technologies. This includes improving energy efficiency, operating one of the world’s largest geothermal energy portfolios, investments in two of the world’s largest CO2 storage projects, advanced biofuels research, and investments to reduce GHG emissions that come from flaring and venting. Chevron already reports on its GHG emissions performance and regularly discloses its progress in managing GHG emissions on www.chevron.com, including in our Corporate Responsibility Report and our Greenhouse Gas Management Activities report. The quality of the disclosure of our emissions performance has been recognized through an assessment by the CDP (formerly, the Carbon Disclosure Project) in which Chevron scored the highest amongst its peer integrated oil and gas companies for disclosing information about climate change practices and GHG emissions.

Your Board believes that setting unilateral, long-term GHG emissions targets tied to global emissions reduction trajectories is not prudent because such targets could put the Company at a competitive disadvantage as we strive to meet the ongoing energy needs of our customers.

Therefore, your Board recommends that you vote AGAINST this proposal.

Chevron Corporation—2016 Proxy Statement	69

STOCKHOLDER PROPOSALS

Stockholder Proposal Regarding Report on Climate Change Impact Assessment

(Item 7 on the Proxy Card)

Resolved: Shareholders request that by the Annual Meeting of Stockholders in 2017, Chevron Corporation (Chevron), with board oversight publishes an annual assessment of long-term portfolio impacts to 2035 of possible public climate change policies, at reasonable cost and omitting proprietary information. The report should explain how current capital planning processes and business strategies incorporate analyses of the short and long-term financial risks of a lower carbon economy. Specifically, the report should outline impacts of fluctuating demand and price scenarios on the company’s existing reserves and resource portfolio—including the International Energy Agency’s “450 Scenario,” which sets out an energy pathway consistent with the internationally recognized goal of limiting the global increase in temperature to 2 degrees Celsius.

Supporting Statement

Actions to address climate change will meaningfully affect the demand for, and costs associated with, finding, extracting, refining and selling carbon-based fuels and therefore shareholder value.

Recognizing the economic and political risks associated with climate change, 193 governments agreed that they should take action to limit the global temperature increase to 2 degrees Celsius (Cancun Agreements). In 2014, the United States and China agreed to policy and regulatory actions to reduce greenhouse gas emissions and expanded those actions in 2015. Pursuant to the Durban Platform, over 175 parties submitted plans to reduce greenhouse gas emissions in advance of the 21st Conference of the Parties in Paris in 2015.

Based on these and likely future developments, investors require better transparency on the resilience of Chevron’s portfolios under different possible scenarios.

Chevron recognized in its Securities and Exchange Commission filings and sustainability reporting that policies and regulations that place a price on greenhouse gas emissions could have a significant impact on its business. The likelihood that policy makers will continue to introduce meaningful policies addressing climate change makes it vital that Chevron provide investors with more detailed analyses of the potential risks to its business, under a range of scenarios. While Chevron provides some indication that “consideration of greenhouse gas issues, climate change related risks and carbon pricing risks are integrated into its strategy, business planning, risk management tools and processes,” it has not presented sufficiently detailed analyses of how it expects its portfolio to perform under various carbon-constrained scenarios. This contrasts with Chevron’s competitors, including:

•	Ten oil and gas companies announcing their shared ambition to limit the global average temperature rise to 2 degrees Celsius (Oil and Gas Climate Initiative);

•	Shell, BP, and Statoil endorsing the “Strategic Resilience for 2035 and Beyond” shareholder resolutions that received almost unanimous investor support in 2015;

•	ConocoPhillips testing its capital planning decisions against four carbon-constrained scenarios, and;

•

BHP Billiton, which has oil and gas assets and competes with Chevron in some markets, releasing its “Climate Change: Portfolio Analysis” evaluating the impacts of multiple 2 degree pathways on its assets.

Publication of the report requested in this resolution demonstrates that Chevron is strategically planning to remain competitive in a carbon-constrained future and generate continued value for shareholders.

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STOCKHOLDER PROPOSALS

Board of Directors’ Response

Your Board recommends a vote AGAINST this proposal because such a report is unnecessary in light of the safeguards and oversight in place through Chevron’s business and project planning and enterprise risk management tools and processes. Further, issuing such a report could result in the public disclosure of information that could put Chevron at a competitive disadvantage.

Although Chevron shares the concerns of governments and the public about climate change risks and recognizes that the use of fossil fuels to meet the world’s energy needs is a contributor to rising greenhouse gases (GHGs) in the earth’s atmosphere, we believe this proposal is based upon the flawed premise that a global agreement to limit warming to 2 degrees Celsius requires each individual fossil fuel producer to curtail development of resources proportionately. A decrease in overall fossil fuel emissions, however, is not inconsistent with continued or increased fossil fuel production by the most efficient producers. We believe that Chevron is a capable and efficient producer, well positioned to compete in any supply-and-demand scenario.

Chevron believes that taking prudent, practical and cost-effective action to address climate change risks is the right thing to do. Mitigation of GHG emissions, adaptation to climate change, and continuation of scientific and technological research should all be considered. You can read more about Chevron’s climate risk management and about energy demand under a restrictive GHG emissions scenario at www.chevron.com/corporate-responsibility/climate-change. We will continue to update our views on the website and in regulatory filings as appropriate.

The world’s energy demand is growing, driven by the new emerging middle class in developing economies. Consequently, the International Energy Agency (IEA), in their New Policies Scenario, would anticipate energy demand to grow 32 percent by 2040. Driven in part by the long-lived nature of the world’s transportation and electricity infrastructure, under this scenario, fossil fuel’s share of the world energy mix would be 75 percent in 2040. Further, the combined market share of oil and natural gas would remain relatively constant in this scenario at approximately 50 percent in 2040. (IEA, World Energy Outlook 2015).

Global demand for fossil fuel–based energy will continue to play a key role in determining the energy mix for the foreseeable future. Demand for petroleum and natural gas will remain significant, given their respective advantages in transportation and power generation.

Petroleum-based transportation fuels have the advantages of energy density, affordability, storage and availability at scale. In power generation, one of the advantages of natural gas comes from its reduced CO2 emissions intensity, which is about half the CO2 per unit of power produced through many other means of generation.

Chevron’s production and resources will be needed to meet projected global energy demand, even in a carbon-constrained future. To help meet growing demand and to compensate for natural production decline over time, Chevron continues to prudently invest in its business and its people, partnerships, technology and resources.

Consideration of GHG issues is integrated into Chevron’s strategy, business planning, and risk management tools and processes. GHG-related issues are factored into long-range supply, demand and energy price forecasts. These forecasts also reflect long-range effects from renewable fuel penetration, efficiency standards, policy actions and demand response to oil prices. In addition, long-term carbon costs are factored into our investment decisions and capital project approvals globally. Also, since 2008, major capital project approvals have included our in-house view of carbon pricing to reflect the possible financial risks of GHG regulations. Our carbon cost analysis, and hence our investment decisions, are based on a thorough assessment of varying ranges of future policy and economic growth outcomes.

Chevron is exposed to many risks at various levels. The company has policies that set expectations for the assessment and mitigation of all significant risks. To support these policies, centers of expertise develop rigorous processes to manage these risks. These standard processes are deployed across the enterprise and independently verified to be operating effectively. Chevron’s Enterprise Risk Management Process provides a platform for identifying all major risks and ensuring that mitigation plans are in place. The process includes an annual risk review with executive management and the Board of Directors that identifies financial, operational, economic, environmental, political, regulatory and other risks inherent in Chevron’s business. In addition to this annual risk review, over the past three years, the Board has received more than 30 additional reports detailing various components of Chevron’s Operational Excellence and Enterprise Risk Management programs. For more information on how the Board and its committees exercise risk oversight, see the “Board and Committee Oversight of Risk” section of this Proxy Statement.

While we believe we have incorporated potential risks arising from GHG issues into our business planning, we have chosen not to publicly disclose our internal analysis and carbon pricing so as not to provide our competition with a window into our viewpoints, operations, resource and reserves base, asset queue, and decision making. This is consistent with the level of public disclosure regarding the possible business impact of other issues. While this proposal states that proprietary information should be omitted from the annual assessment, we believe that disclosure of confidential information could be necessary in order to respond to the proposal’s detailed requests regarding Chevron’s existing reserves and resource portfolio. Maintaining the confidentiality of this information is in the best interest of our stockholders, as it protects competitively sensitive information and ensures consistency with our Enterprise Risk Management Process.

Therefore, your Board recommends that you vote AGAINST this proposal.

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STOCKHOLDER PROPOSALS

Stockholder Proposal Regarding Report on Reserve Replacements

(Item 8 on the Proxy Card)

Whereas: The current system for accounting for oil and gas reserve replacement has inherent limitations that impede management’s ability to adapt to a climate constrained global energy market.

One of the primary metrics the market uses to assess the value of an oil and gas company is its reserve replacement ratio. (Cambridge Energy Policy Forum, March 2015). Reserve replacement is currently denominated in oil and gas units, incentivizing the production and development of new oil and gas reserves. Where annual oil and gas reserve replacement is not fully achieved, a company’s stock market value is likely to be impaired and top company executives may not receive full incentive packages. This fuel-specific reporting metric does not allow management the latitude needed to optimize enterprise goals in a carbon-constrained environment.

Global governments have recognized the severe risks associated with a warming climate and the need to limit warming to 2 degrees Celsius or less. At COP 21, world leaders made significant commitments to reduce greenhouse emissions and initiated discussions to implement carbon pricing policies. As worldwide energy needs grow, it is becoming increasingly likely that such demand will be met with a much greater amount of renewable energy. Climate change induced transitions are already occurring in energy markets in the form of rapid energy efficiency increases, decreasing costs of renewables, and disruptive technology development such as electric vehicles.

The need for Chevron to develop new pathways in response to these transitions is highlighted by Analysts from Citi, Deutsche Bank, and Statoil, among others, which predict that global oil demand could peak in the next 10 to 15 years. As the 2014-15 oil market decline demonstrates, even a relatively small global oversupply of oil can substantially decrease the value of oil and gas companies.

Company management must have maximum flexibility to optimize production and development of energy reserves in line with these changing market conditions and opportunities. Further, management should, be incentivized to adopt a stable, long-term revenue path that includes replacing carbon holdings with renewable energy. The current system of oil and gas reserve replacement accounting hampers such flexibility and creates inappropriate incentives. Moving to a system that accounts for resources in energy units, such as the internationally accepted standard British Thermal Units (BTU), instead of oil and gas, will create a new measure of successful operation and incentivize a stable transition to a climate-appropriate resource mix. It will also help foster better company valuations by investors, creditors, and analysts, thus improving capital allocation and reducing investment risk.

Resolved: Proponents request that, by February 2017 and annually thereafter in a publication such as the annual or CSR report, Chevron quantify and report to shareholders its reserve replacements in BTUs, by resource category, to assist the Company in responding appropriately to climate-change induced market changes. Such reporting shall be in addition to reserve reporting required by the Securities and Exchange Commission, and should encompass all energy resources produced by the company.

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STOCKHOLDER PROPOSALS

Board of Directors’ Response

Your Board recommends a vote AGAINST this proposal because Chevron’s reserve reporting is in accordance with U.S. Securities and Exchange Commission (SEC) rules, and to report in nonstandard units that are other than as prescribed risks fostering confusion among potential users of this data.

The units in which reserves are currently reported are appropriate for the resource, according to established SEC rules. Under SEC rules, we report reserves by region, not by “resource category.”

Information concerning Chevron’s material investments in nonpetroleum-based energy assets is generally presented in terms of installed capacity in units appropriate for the particular type of energy produced when reported in our Annual Report, the Supplement to the Annual Report and the Corporate Responsibility Report. For example, our 2014 Supplement to the

Annual Report notes the operating capacity of our geothermal assets in the Philippines and Indonesia in terms of megawatts.

Internal analysis is conducted in units appropriate to the task at hand; it is not clear how denoting reserves and additions of reserves in BTU terms will assist in evaluating climate-related changes to the world’s energy supply and demand. Furthermore, given the cost of such additional and nonstandard reporting, it certainly would not create stockholder value. Stockholders and outside analysts are free to convert reported figures to whichever units meet their specific needs. However, for Chevron to report reserves in units other than the industry standard and as provided for in SEC rules is not in the best interest of stockholders and would create unnecessary confusion.

Therefore, your Board recommends that you vote AGAINST this proposal.

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STOCKHOLDER PROPOSALS

Stockholder Proposal Regarding Dividend Policy

(Item 9 on the Proxy Card)

Whereas: In the face of global climate change, we believe investor capital is at risk from investments in projects that may prove economically stranded and unburnable if fossil fuel demand is reduced through public policy carbon restrictions or pricing and competition from renewables.

Global governments have agreed “the increase in global temperature should be below 2 degrees Celsius.” The International Energy Agency (IEA) states, “No more than one-third of proven reserves of fossil fuels can be consumed prior to 2050 if the world is to achieve the 2° C goal.”

A 2015 Citigroup report estimates the value of unburnable fossil fuel reserves could amount to over 100 trillion dollars out to 2050:

“Lessons learned from the stranding of assets via the recent fall in the oil price gives food for thought about what the impact of the introduction of carbon pricing (or similar measures from Paris COP21) on higher-cost fossil fuel reserves might be.”

The industry cancelled approximately 200 billion dollars of capex in 2015 (Wood Mackenzie). The Carbon Tracker Initiative (CTI) estimates 2 trillion dollars of industry capex and 44.8 percent of Chevron’s capex is “unneeded” if we are to achieve a 2 degree pathway.

Massive production-cost inflation over the past decade has made the industry particularly vulnerable to a downturn in demand and oil prices.

•	A decade of cost escalation and the recent decline in oil prices has eroded the sector’s returns on equity to a record 29-year low (Citigroup).

•	Major new project costs have recently averaged between 70 and 100 dollars per barrel, raising the risk of stranded, unprofitable assets (Goldman Sachs).
•	A “capex crisis” has increased upstream oil investment 100 percent (2005 to 2013), but crude oil supply has increased only 3 percent (Kepler Cheuvreux).

Analysts indicate companies may not be adequately accounting for or disclosing downside risks from lower-than-expected demand and oil prices.

•	The equity valuation of oil producers could drop 40 to 60 percent under a low carbon scenario (HSBC).

•	Approximately 40 percent of current oil investments are stranded at prices below 75 dollars per barrel in the current price environment (Citigroup).

•	Approximately 39 percent of Chevron’s potential capex spend through 2025 requires an oil price of 95 dollar per barrel to be economical (CTI).

Investors are concerned Chevron is at risk of eroding shareholder value through investments in what may prove stranded, uneconomical assets in a low carbon demand scenario. Chevron’s capital expenditures grew over 300 percent from 2005 to 2014, coinciding with declining net income since 2012. Chevron cut total capital distributions (summing dividends and share buybacks) to shareholders 26 percent over the last twelve months, calling the sustainability of the dividend into question.

Resolved: Shareholders hereby approve, on an advisory basis, Arjuna Capital/Baldwin Brothers’ proposal that Chevron commit to increasing the total amount authorized for capital distributions (summing dividends and share buybacks) to shareholders as a prudent use of investor capital in light of the climate change related risks of stranded carbon assets.

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Board of Directors’ Response

Your Board recommends a vote AGAINST this proposal because it believes that the proposed dividend policy is both unnecessary and unwise. The proposed dividend policy is unnecessary because funding and growing a competitive dividend is already the highest-priority use of cash for the Company, as demonstrated by the consistency of and growth in dividends paid by Chevron to its stockholders historically. The proposed dividend policy is unwise because it is based on a flawed, if not dangerous, premise: that stockholders would be best served if Chevron stopped investing in its business. At Chevron’s last Annual Meeting, 97 percent of votes cast opposed a similar proposal.

Chevron makes future investment decisions to develop and produce its resources based on an analysis of projected future commodity prices and market and regulatory conditions, minimizing the risk of such assets becoming “stranded.” We are managing our capital program to enable us to complete and ramp up projects under construction; fund high-return, short-cycle investments; preserve options for viable long-cycle projects; and ensure safe, reliable operations—our 2016 capital program reflects this flexibility. However, further curtailing investment in our business, as the proposed dividend policy suggests, would be detrimental to the Company, its stockholders and consumers of energy around the world. In addition, committing to an increase in capital distributions is imprudent in light of the volatility in commodity prices.

Chevron’s long-standing and consistent financial priorities are to:

•	maintain and sustainably grow the dividend;

•	fund the capital program for future earnings;

•	maintain financial strength and flexibility; and

•	return surplus cash to stockholders.

Further, Chevron has grown annual dividend payments for 28 consecutive years, and the compound annual growth rate of the dividend exceeded 9.4 percent between 2005 and 2015.

Although Chevron shares the concerns of governments and the public about climate change risks and recognizes that the use of fossil fuels to meet the world’s energy needs is a contributor to rising greenhouse gases (GHGs) in the earth’s atmosphere, we believe this proposal is based upon the flawed premise that a global agreement to limit warming to 2 degrees Celsius requires each individual fossil fuel producer to curtail development of resources proportionately. A decrease in overall fossil fuel emissions, however, is not inconsistent with continued or increased fossil fuel production by the most efficient producers. We believe that Chevron is a capable and efficient producer, well positioned to compete in any supply-and-demand scenario.

Chevron believes that taking prudent, practical and cost-effective actions to address climate change risks is the right thing to do. Mitigation of GHG emissions, adaptation to climate change, and continuation of scientific and technological research should all be considered. You can read more about Chevron’s climate risk management and about energy demand under a restrictive GHG emissions scenario at www.chevron.com/corporate-responsibility/climate-change. We will continue to update our views on the website and in regulatory filings as appropriate.

The world’s energy demand is growing, driven by the newly emerging middle class in developing economies. Consequently, the International Energy Agency (IEA) expects energy demand to grow 32 percent by 2040. Driven in part by the long-lived nature of the world’s transportation and electricity infrastructure, the IEA’s two primary world energy demand scenarios forecast fossil fuels’ share of the world energy mix to range from 75 to 79 percent in 2040. Further, the combined market share of oil and natural gas in 2040 remains relatively constant in these scenarios, at approximately 50 percent (IEA, World Energy Outlook 2015).

Chevron’s production and resources will be needed to meet projected global energy demand, even in a carbon-constrained future. To help meet growing demand and to compensate for natural production decline over time, Chevron continues to prudently invest in its business and its people, partnerships, technology and resources.

Given the significant, long-term contribution of oil and gas to meet the world’s total energy demand under a broad range of climate policy scenarios and the Company’s existing top financial priority to maintain and grow the dividend, the proposed dividend policy is unwise and unwarranted.

Therefore, your Board recommends that you vote AGAINST this proposal.

Chevron Corporation—2016 Proxy Statement	75

STOCKHOLDER PROPOSALS

Stockholder Proposal Regarding Report on Shale Energy Operations

(Item 10 on the Proxy Card)

Whereas, Extracting oil and gas from shale formations, using horizontal drilling and hydraulic fracturing technology, is a controversial public issue. Leaks, spills, explosions and community impacts have led to bans and moratoria in the US and around the globe, putting the industry’s social license to operate at risk.

The 2011 report, “Extracting the Facts: An Investor Guide to Disclosing Risks from Hydraulic Fracturing Operations,” articulates investor expectations for best management practices and key performance in these areas. It has been publicly supported by investors on three continents representing $1.3 trillion in assets under management and by various companies.

In 2014 and through the first ten months of 2015, Chevron reported on fracfocus.org fracturing approximately 434 horizontal and vertical wells in the Permian Basin of Texas and New Mexico, a region experiencing extremely high water stress.1 Yet the absence of systematic reporting on Permian operations using quantifiable metrics for water availability, recycling, and substitution of nonpotable water for potable makes it difficult for investors to evaluate company risk management practices and identify performance trends. In contrast, other companies operating in the Permian Basin, including Apache,2 BHP-Billiton,3 Occidental Petroleum4 and Anadarko Petroleum,5 have publicly disclosed such quantitative information.

In its less-intensely drilled Marcellus Shale play, where Chevron completed 129 wells in 2014 and the first ten months of 2015, Chevron’s risk management and disclosure practices make many issues transparent, and have been certified by the independent Center for Sustainable Shale Development. But by not reporting to the same extent elsewhere, Chevron leaves investors in the dark about environmental, reputational, legal, and other risks lurking in other plays.

Therefore be it resolved, that: Shareholders request the Board of Directors to report to shareholders via quantitative indicators on all shale plays where it is operating, by September 30, 2016, and annually thereafter, the results of company policies and practices, above and beyond regulatory requirements, to minimize the adverse water resource and community impacts from the company’s hydraulic fracturing operations associated with shale formations. Such reports should be prepared at reasonable cost, omitting confidential information.

Supporting Statement

Proponents suggest the reports include a breakdown by geographic region, such as each shale play in which the company engages in substantial extraction operations, addressing, at a minimum:

•	Quantity of fresh water used for shale operations, including source;

•	Percentage of recycled water used;

•	Systematic post-drilling groundwater quality assessments;
•	Percentage of drilling residuals managed in closed-loop systems;

•	Goals to eliminate the use of open pits for storage of drilling fluid and flowback water, with updates on progress; and

•	A systematic approach to assessing and managing community and human rights impacts, including quantifying numbers and categories of community complaints of alleged impacts, and portion resolved.

[1]

Ceres, “Hydraulic Fracturing by the Numbers: Water Demand by the Numbers” (Boston, MA, 2014), pp. 55-58, http://www.ceres.org/resources/reports/hydraulic-fracturing-water-stress-water-demand-by-the-numbers

[2]	http://www.apachecorp.com/Sustainability/Environment/Water/Apache_global_water_usage/index.aspx
[3]	http://www.bhpbilliton.com/~/media/bhp/documents/society/reports/2015/150922_society_environment_responsiblymanaginghydraulicfracturing.pdf?la=en
[4]	http://www.oxy.com/SocialResponsibility/Environmental-Stewardship/WaterPerformanceMetrics/Pages/default.aspx
[5]	http://www.anadarko.com/content/documents/apc/Responsibility/CDP_Water_Archive/CDP_Water_2015_Response_Anadarko.pdf, Responses to Questions W5.1-W5.3 (Delaware sub-basin of the Permian basin)

76	Chevron Corporation—2016 Proxy Statement

STOCKHOLDER PROPOSALS

Board of Directors’ Response

Your Board recommends a vote AGAINST this proposal because Chevron has in place well-developed risk management systems in its natural gas from shale and tight oil development operations. We also maintain a strong commitment to stakeholder engagement and disclosure that supports these operations and addresses public concerns. Activities to develop these resources are regulated and reported at the local, state and federal levels. The production of a special report would be duplicative of Chevron’s current extensive reporting and would not result in meaningful additional information. At Chevron’s five most recent Annual Meetings, an average of 70 percent of votes cast opposed this proposal.

Chevron’s Operational Excellence Management System, available at www.chevron.com/about/operational-excellence, prescribes rigorous assessments, audits and reviews to identify and reduce health, environment and safety risks. Chevron’s global shale development practices are focused on complying with local, state and federal regulations and laws; protecting groundwater and managing water use; preserving air quality; improving access to information; and engaging the communities where it operates. These standards are applied at Chevron-operated facilities in a disciplined, fit-for-purpose manner intended to suit the diverse geologic and operating risk conditions Chevron encounters worldwide.

For its shale development in the northeastern United States, Chevron prepared Chevron in Appalachia: Managing Performance, Measuring Results, to report on its operating practices in that region. It is available at www.chevron.com/-/media/chevron/operations/documents/cvx-ambu-report.pdf. Large-scale oil and gas development was relatively new to the region, and the report was produced in response to heightened community interest. For other regions, like the Permian, where oil and gas development is well established and there are more mature legal and regulatory infrastructures governing this activity, Chevron does not plan to produce such a report. In the absence of compelling business drivers to produce a similar report, we believe that doing so would be an unwarranted and unwise use of company resources. However, it would be accurate for proponents to infer from disclosures in the Chevron in Appalachia report that Chevron’s operations in other shale plays and tight resource developments are guided by appropriate practices designed to conserve resources and protect the environment.

In its shale and tight resource developments, Chevron minimizes adverse water resource and community impacts by:

•	Designing and maintaining wells to protect groundwater. Chevron’s wells have multiple layers of steel casing and cement, forming a barrier between the well bore and surrounding formations.

•	Reducing freshwater use. Recognizing the precious nature of fresh water, Chevron works to reduce the use of fresh water by produced-water recycling and the use of brackish water where possible.

•	Using centralized water facilities and pipelines, thereby reducing truck traffic and emissions.
•

Reducing the toxicity of hydraulic fracturing chemicals. Chevron supports the reduction of the relative toxicity of chemicals in the hydraulic fracturing process where feasible and consistent with basin-specific performance needs and requirements. Chevron prohibits the use of any hydraulic fracturing fluid products containing diesel, benzene, toluene, ethylbenzene or xylenes and works with suppliers to ensure that any product containing these additives is not used in our hydraulic fracturing operations.

•

Improving public access to information and supporting disclosure of chemicals used in hydraulic fracturing. Water and sand constitute more than 99 percent of fracturing fluid, and Chevron voluntarily discloses the chemicals used in all of its hydraulically fractured wells in the United States at www.FracFocus.org and in Canada at www.FracFocus.ca.

•

Engaging and consulting with the communities in which Chevron operates. Chevron has strong and open relationships with its communities so that issues can be raised and addressed. On an ongoing basis, our land representatives and operations personnel are in regular contact with landowners on whose property we carry out drilling and production activities. These interactions serve to build and maintain positive and constructive relationships that allow for rapid resolution of concerns that may arise. Chevron regularly participates in meetings, events and community initiatives with mayors and city council members, county commissioners, city planners, local chambers of commerce, municipal districts, economic development boards, school districts, institutions of higher learning, and nonprofit leaders in order to hear concerns around and address quality-of-life matters near where we live and work.

Chevron collaborates with its industry peers and constructively engages communities and local, state and national governments to help develop guidelines and recommended practices that ensure responsible development from all operators. In the Appalachia region, Chevron is a founding partner of the Center for Sustainable Shale Development (CSSD) (www.sustainableshale.org), a nonprofit organization dedicated to continuous improvement of and innovative practices in development of natural gas from shale, through performance standards and third-party certification. Chevron was the first operator to achieve third-party certification against CSSD standards.

Finally, Chevron publishes information about how it mitigates regulatory, legal, reputational and financial risks in a number of communications and regulatory filings. Chevron’s Corporate Responsibility Report includes additional examples and data on how Chevron protects the environment. This report is available at our website, www.chevron.com/corporate-responsibility.

Given Chevron’s well-developed risk management systems and stakeholder transparency efforts, your Board believes that the proposed special report would unnecessarily duplicate existing efforts.

Therefore, your Board recommends that you vote AGAINST this proposal.

Chevron Corporation—2016 Proxy Statement	77

STOCKHOLDER PROPOSALS

Stockholder Proposal Regarding Independent Director with Environmental Expertise

(Item 11 on the Proxy Card)

Environmental expertise is critical to the success of companies in the energy industry because of the significant environmental issues associated with their operations. Shareholders, lenders, host country governments and regulators, and affected communities are focused on these impacts. A company’s inability to demonstrate that policies and practices are in line with internationally accepted environmental standards can lead to difficulties in raising new capital and obtaining the necessary licences from regulators.

We believe that Chevron would benefit by addressing the environmental impact of its business at the most strategic level by appointing an environmental specialist to the board. An authoritative figure with acknowledged expertise and standing could perform a valuable role for [sic] by enabling Chevron to more effectively address the environmental issues inherent in its business. It would also help ensure that the highest levels of attention focus on the development of environmental standards for new projects.

Therefore, Be It Resolved: Shareholders request that, as elected board directors’ terms of office expire, at least one candidate is recommended who:

•

has a high level of expertise and experience in environmental matters relevant to hydrocarbon exploration and production and is widely recognized in the business and environmental communities as an authority in such field, as reasonably determined by the company’s board, and

•	will qualify, subject to exceptions in extraordinary circumstances explicitly specified by the board, as an independent director.*

*	For these purposes, a director shall not be considered “independent” if, during the last three years, he or she –

•	was, or is affiliated with a company that was an advisor or consultant to the Company;

•	was employed by or had a personal service contract(s) with the Company or its senior management;

•	was affiliated with a company or non-profit entity that received the greater of $2 million or 2% of its gross annual revenues from the Company;

•	had a business relationship with the Company worth at least $100,000 annually;

•	has been employed by a public company at which an executive officer of the Company serves as a director;

•	had a relationship of the sorts described herein with any affiliate of the Company; and

•	was a spouse, parent, child, sibling or in-law of any person described above.

78	Chevron Corporation—2016 Proxy Statement

STOCKHOLDER PROPOSALS

Board of Directors’ Response

Your Board recommends a vote AGAINST this proposal because the Board believes that its current membership possesses significant environmental experience and that each Board member should possess a broad range of skills, qualifications and attributes. At Chevron’s six most recent Annual Meetings, an average of 77 percent of votes cast opposed this proposal.

This Proxy Statement and Chevron’s Corporate Governance Guidelines (available at www.chevron.com/investors/corporate-governance) discuss Chevron’s Board membership criteria. These criteria include environmental expertise or experience in the list of skills that are desirable when identifying candidates for the Board. Your Board currently includes a number of independent Directors with significant environmental and operational experience relevant to Chevron’s business, including Directors Charles W. Moorman IV, Jon M. Huntsman Jr., Ronald D. Sugar, Alice P. Gast, Inge G. Thulin, Linnet F. Deily and Robert E. Denham. You can learn more about these Directors’ experience by reviewing their biographies in this Proxy Statement or at www.chevron.com/about/leadership.

In addition to individual experience, your Board has access to extensive internal and external expertise on environmental matters. Your Board frequently reviews environmental matters and is briefed by professionals whose primary focus is on environmental protection and stewardship in connection with Chevron’s operations and products. Members of the Board regularly visit Chevron operations in the United States, Europe and Asia, where, as part of these visits, they discuss environmental matters relevant to Chevron’s operations. Also, in 2015, as is the case each year, the Board received a number of reports and presentations on environmental matters. Environmental professionals within Chevron have expertise at the facility, strategic, business unit and operating company levels, and Chevron routinely accesses external resources to stay apprised of best practices and technology advances.

Chevron is committed to responsible environmental stewardship, which includes the prevention of environmental incidents and impacts. Across its global operations, the actions of Chevron’s workforce are guided by The Chevron Way and the Company’s Operational Excellence Management System expectations. Those expectations require the global execution of a number of corporate processes and standards, including an environmental stewardship process and a number of environmental performance standards.

Through the rigorous application of Chevron’s process safety program, the Company is focused on strengthening processes to guide appropriate design, construction, operation and maintenance of the Company’s facilities that process or otherwise handle potentially hazardous materials or energy, with the objective of preventing incidents, particularly explosions, fires, atmospheric releases and spills.

Significant environmental and process safety issues are regularly reviewed by the Board and management to ensure compliance with the Company’s rigorous processes and are described in Chevron’s annual Corporate Responsibility Report and on Chevron’s website at www.chevron.com/corporate-responsibility. These processes have helped Chevron drive strong environmental and process safety performance. For example, Chevron:

•

has implemented an enterprisewide comprehensive process safety management program, based on lessons learned from across the oil and gas industry and other safety-critical industries. The program includes leading indicators to detect potential weaknesses so that safeguards to prevent incidents can be strengthened;

•

has developed and implemented WellSafe, an assurance program whose objective is to provide maximum reasonable assurance that well control is maintained at all times on all operations under the direct control of the Chevron Drilling and Completions organization;

•	has established itself as a leader among its peers in spill prevention, through consistent and continuous improvement in its reduction of the number and volume of spills over the past six years;

•	has reduced its equity greenhouse gas emissions from flaring and venting by 45 percent since 2003;

•	has an environmental management company dedicated to responsible and timely stewardship of sites with residual environmental impacts;

•

spent approximately $2.7 billion on environmental management activities at its consolidated companies in 2015, including $0.9 billion in environmental capital expenditures and $1.8 billion in costs associated with the prevention, control, abatement and elimination of pollutants from sites that are in operation, closed, divested, abandoned or restored;

•

recognizes the importance of biological diversity by incorporating conservation considerations into project evaluations and decision making and by supporting numerous flora and fauna conservation projects around the world.

Further, this proposal would require that in an uncontested election at least one Board seat be set aside for an “environmental specialist,” presumably a Director with at least the implied responsibility on the Board for environmental matters.

Your Board does not believe that setting aside a Board seat for such a special-purpose Director is a good corporate governance practice. The Board makes decisions as a group, with collective responsibility. All of your Directors have fiduciary duties to Chevron and its stockholders that oblige them to make decisions on an informed and deliberative basis. Your Board does not believe that it would be in the best interests of stockholders or be appropriate to select a Director exclusively on the basis of a single criterion or area of expertise.

Therefore, your Board recommends that you vote AGAINST this proposal.

Chevron Corporation—2016 Proxy Statement	79

STOCKHOLDER PROPOSALS

Stockholder Proposal Regarding Special Meetings

(Item 12 on the Proxy Card)

Resolved: Shareowners request that the Board of Chevron Corporation (“Chevron” or “Company”) take the steps necessary to amend Company bylaws and appropriate governing documents to give holders of 10% of outstanding common stock the power to call a special shareowners meeting. To the fullest extent permitted by law, such bylaw text in regard to calling a special meeting shall not contain exceptions or excluding conditions that apply only to shareowners, but not to management or the Board.

Supporting Statement

This Proposal does not alter the Board’s power to itself call special meetings; rather, it grants shareowners the ability to consider important matters which may arise between annual meetings. In 2015 this Proposal won the support of 30% of shares voted, representing over $30 billion in shareholder value.

We believe that management has mishandled a number of issues in ways that significantly increase both risk and costs to shareholders. The most pressing of these issues is the ongoing legal effort by communities in Ecuador to enforce a $9.5 billion Ecuadorian judgment against Chevron for oil pollution.

When Chevron acquired Texaco in 2001, it acquired significant legal, financial, and reputational liabilities that stemmed from oil pollution of the water and lands of communities in the Ecuadorian Amazon. For twenty years the affected communities brought suit against Texaco (and later Chevron). The case concluded in November 2013 when the Ecuadorian National Court (Ecuador’s equivalent to the U.S. Supreme Court) confirmed a $9.5 billion judgment against Chevron.

Ecuadoran plaintiffs have initiated legal actions to seize Chevron assets in Argentina, Brazil, and Canada. In September 2015, the Canadian Supreme Court ruled unanimously that the plaintiffs can proceed with petitioning Canadian courts to recognize and enforce the $9.5 billion judgment.

Under oath, Chevron’s Deputy Controller, Rex Mitchell, testified that such seizures of Company assets “would cause significant, irreparable damage to Chevron’s business reputation and business relationships.”

However, Chevron has yet to properly report these risks in either public filings or statements to shareholders. As a result, investors requested on several occasions that the U.S. Securities and Exchange Commission investigate whether Chevron had violated securities laws by misrepresenting or materially omitting information in regard to the $9.5 billion Ecuadoran judgment.

Instead of negotiating an expedient, fair, and comprehensive settlement with the affected communities in Ecuador, management opted for a costly legal strategy that resulted in significant missteps, including moving the case from New York to Ecuador. In an unprecedented step, management harassed and issued subpoenas to shareholders who questioned the Company’s legal choices.

For reasons such as these, shareholders require a reasonable 10% threshold for special meetings to be able to address concerns as circumstances warrant.

Vote FOR better governance at Chevron, to provide shareholders the right to address substantive concerns in a more timely way.

80	Chevron Corporation—2016 Proxy Statement

STOCKHOLDER PROPOSALS

Board of Directors’ Response

Your Board recommends a vote AGAINST this proposal because stockholders have consistently supported Chevron’s current By-Law regarding special meetings, and the Board continues to believe this By-Law is in the stockholders’ best interests and provides appropriate and reasonable limitations on the right to call special meetings. In 2010, stockholders representing approximately 80 percent of Chevron’s common stock outstanding approved an amendment to Chevron’s By-Laws that permits stockholders owning 15 percent of Chevron’s outstanding common stock to call for special meetings. At Chevron’s last four Annual Meetings, an average of 68 percent of votes cast opposed this stockholder proposal to reduce the threshold for calling special meetings to 10 percent.

Your Board continues to believe that Chevron’s 15 percent threshold to hold a special meeting provides stockholders with assurance that a reasonable number of stockholders consider a matter important enough to merit a special meeting. Preparing for and holding a special meeting, like the Annual Meeting, is time-consuming and expensive. The 15 percent threshold helps avoid waste of Company and stockholder resources on addressing narrow or special interests.

In addition to a lower threshold, the proposal would permit a special meeting without any appropriate and reasonable limitations. Chevron’s By-Laws currently contain two important limitations. A special meeting cannot be called (i) if the Board has already called or will call an Annual Meeting of stockholders for the same purpose specified in the special meeting request or (ii) if an annual or special meeting was held not more than 12 months before the request for a special meeting was received and included the purpose specified in the special meeting request. Given the time and cost associated with special meetings, your Board believes that these are appropriate and reasonable limitations. Moreover, the issues raised by the proponents in support of this proposal already are consistently discussed at Chevron’s Annual Meetings.

Stockholders can be assured that their right to be apprised of and vote on significant matters is protected not only by their existing right to call for special meetings and participate in Chevron’s Annual Meetings, but also by state law and other regulations. Chevron is incorporated in Delaware, which requires that major corporate actions, such as a merger or a sale of all or substantially all of Chevron’s assets, be approved by stockholders. Chevron is also listed on the New York Stock Exchange (NYSE), and the NYSE requires, among other things, that listed companies obtain stockholder approval for equity compensation plans and significant issuances of equity securities to related parties and for when such issuances represent more than 20 percent of an issuer’s voting power.

Finally, although the proposal purports to relate to special meetings, the supporting statement suggests that the proposal is nothing more than a vehicle to discuss the Ecuador litigation and related actions against Chevron. The proponent implies that special meetings are an appropriate vehicle for pressuring the Company to succumb to the demands in the Ecuador litigation and pay a judgment secured through fraud and deceit. Your Board believes that the Ecuador litigation is illegitimate and the product of fraud. In this regard, stockholders should be aware that as part of a nearly 500-page opinion issued on March 4, 2014, Judge Lewis A. Kaplan of the U.S. District Court for the Southern District of New York summarized the court’s factual findings as follows:

“[Donziger] and the Ecuadorian lawyers he led corrupted the Lago Agrio case. They submitted fraudulent evidence. They coerced one judge, first to use a court-appointed, supposedly impartial ‘global expert’ to make an overall damages assessment and then to appoint to that important role a man whom Donziger hand-picked and paid to ‘totally play ball’ with the Lago Agrio plaintiffs. They then paid a Colorado consulting firm secretly to write all or most of the global expert’s report, falsely presented the report as the work of the court-appointed and supposedly impartial expert, and told half-truths or worse to U.S. courts in attempts to prevent exposure of that and other wrongdoing. Ultimately, the LAP team wrote the Lago Agrio court’s judgment themselves and promised $500,000 to the Ecuadorian judge to rule in their favor and sign their judgment. If ever there were a case warranting equitable relief with respect to a judgment procured by fraud, this is it.”

Your Board expects Chevron’s management to act in the best interests of the Company’s stockholders and vigorously defend the Company against this fraudulent action.

Your Board believes that the 2010 stockholder vote to establish a 15 percent threshold for special meetings should be respected. The By-Law then approved by stockholders responds to the essence of the proposal.

Therefore, your Board recommends that you vote AGAINST this proposal.

Chevron Corporation—2016 Proxy Statement	81

Additional Information

Notice and Access

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 25, 2016:

The Notice of 2016 Annual Meeting, 2016 Proxy Statement, and 2015 Annual Report are available at www.proxyvote.com.

This year, we are again furnishing proxy materials over the Internet to a number of our stockholders under the U.S. Securities and Exchange Commission’s notice and access rules. Many of our stockholders will receive a Notice Regarding the Availability of Proxy Materials (the Notice) in the mail instead of a paper copy of this Proxy Statement, a proxy card or voting instruction card, and our 2015 Annual Report. We believe that this process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.

The Notice contains instructions on how to access our proxy materials and vote over the Internet at www.proxyvote.com and how stockholders can receive a paper copy of our proxy materials, including this Proxy Statement, a proxy card or voting instruction card, and our 2015 Annual Report. At www.proxyvote.com, stockholders can also request to receive future proxy materials in printed form by mail or electronically by email.

All stockholders who do not receive a Notice will receive a paper copy of the proxy materials by mail unless they have previously elected to receive proxy materials by email. We remind stockholders who receive a Notice that the Notice is not itself a proxy card and should not be returned with voting instructions.

Method and Cost of Soliciting and Tabulating Votes

Chevron will bear the costs of soliciting proxies and tabulating your votes. Proxies may be solicited by mail, Notice and Access (described in “Notice and Access,” above), email, telephone, or other means. Chevron has retained Broadridge Financial Solutions, Inc., to assist in distributing these proxy materials. Alliance Advisors LLC will act as our proxy solicitor in soliciting votes at an estimated cost of $30,000 plus additional fees for telephone and other solicitation of proxies, if needed, and its reasonable out-of-pocket expenses. Chevron employees may solicit your votes without additional compensation.

Chevron will reimburse banks, brokers, and other holders of record for reasonable, out-of-pocket expenses for forwarding these proxy materials to you, according to certain regulatory fee schedules. We estimate that this reimbursement will cost Chevron approximately $2 million. The actual amount will depend on variables such as the number of proxy packages mailed, the number of stockholders receiving electronic delivery, and postage costs. See “Email Delivery of Future Proxy Materials” in this section for information on how you can help reduce printing and mailing costs.

Broadridge Financial Solutions, Inc., will be the proxy tabulator, and CT Hagberg LLC, will act as the Inspector of Election.

Householding Information

We have adopted a procedure, approved by the U.S. Securities and Exchange Commission, called “householding.” Under this procedure, stockholders of record who have the same address and last name and receive hard copies of our proxy materials will receive only one copy, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies.

Householding conserves natural resources and reduces our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

If you and another stockholder of record with whom you share an address are receiving multiple copies of our proxy materials, you can request to participate in householding and receive a single copy of our proxy materials in the future by calling Broadridge

Financial Solutions, Inc., toll-free at 1-800-542-1061 or by writing to Broadridge Financial Solutions, Inc., Attn: Householding Department, 51 Mercedes Way, Edgewood, NY 11717.

Alternatively, if you and another stockholder of record with whom you share an address participate in householding and you wish to receive an individual copy of our proxy materials now or discontinue your future participation in householding, please contact Broadridge Financial Solutions, Inc., as indicated above. Proxy materials will be delivered promptly and free of charge.

If you are a street name stockholder, you can request information about householding from your bank, broker, or other holder of record through which you own your shares.

82	Chevron Corporation—2016 Proxy Statement

ADDITIONAL INFORMATION

Email Delivery of Future Proxy Materials

You can elect to receive future proxy materials by email, which will save us the cost of producing and mailing documents to you, by enrolling at www.icsdelivery.com/cvx. If you choose to receive future proxy materials by email, you will receive an email with instructions containing a link to the website where those materials are available and where you can vote.

Stockholder of Record Account Maintenance

Chevron engages a transfer agent, Computershare, to assist the Company in maintaining the accounts of individuals and entities that hold Chevron common stock in their own name on the records of the Company, sometimes referred to as “stockholders of record” or “registered stockholders.” All communications concerning accounts of stockholders of record, including name and address changes and inquiries about the requirements to transfer shares and similar matters, can be handled by calling Chevron Stockholder Services’ toll-free number, 1-800-368-8357, or by contacting Computershare through its website at www.computershare.com/investor. You can also address correspondence to Computershare at P.O. Box 30170, College Station, TX 77842-3170, or, if by overnight delivery, 211 Quality Circle, Suite 210, College Station, TX 77845.

When you access your account through the Computershare Investor Center website, you can view your current balance, access your account history, obtain current and historical common stock prices, and purchase and sell Chevron shares through the Computershare Investment Plan. Stockholders who do not have a Computershare Investor Center account can create a unique user ID by answering a series of questions, going through a first-time user authentication process, and creating a custom site seal. If you already have an Investor Center account, you will need your user ID and password.

The Computershare Investment Plan allows interested investors to purchase and sell shares of Chevron common stock and enroll in dividend reinvestment. Additional information can be found in the Computershare Investment Plan brochure available on Computershare’s website at www.computershare.com/investor.

If you are a street name stockholder, you may contact your bank, broker, or other holder of record with questions concerning your account.

Submission of Stockholder Proposals for 2017 Annual Meeting

Proposals for Inclusion in Next Year’s Proxy Statement (SEC Rule 14a-8)

SEC Rule 14a-8 permits stockholders to submit proposals for inclusion in our Proxy Statement if the stockholders and the proposals meet certain requirements specified in that rule.

•

When to send these proposals. Any stockholder proposal submitted in accordance with SEC Rule 14a-8 must be received at our principal executive offices no later than the close of business on December 8, 2016.

•

Where to send these proposals. Proposals should be submitted by overnight mail and addressed to Mary A. Francis, Corporate Secretary and Chief Governance Officer, Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon, CA 94583-2324.

•	What to include. Proposals must conform to and include the information required by SEC Rule 14a-8.

Director Nominees for Inclusion in Next Year’s Proxy Statement (Proxy Access)

Article IV, Section 7 of our By-Laws permits a stockholder or group of stockholders (up to 20) who have owned at least three percent of Chevron common stock for at least three years to submit director nominees (up to the greater of two nominees or 20 percent of the Board) for inclusion in our Proxy Statement if the nominating stockholder(s) satisfies the requirements specified in our By-Laws. Additional information about these proxy access requirements can be found in our By-Laws, available at www.chevron.com, and in the “Corporate Governance—Proxy Access” section of this Proxy Statement.

•

When to send these proposals. Notice of director nominees submitted pursuant to our proxy access By-Laws must be received no earlier than November 8, 2016 and no later than the close of business on December 8, 2016.

•

Where to send these proposals. Notice should be submitted by overnight mail and addressed to Mary A. Francis, Corporate Secretary and Chief Governance Officer, Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon, CA 94583-2324.

•	What to include. Notice must include the information required by our proxy access By-Laws.

Chevron Corporation—2016 Proxy Statement	83

ADDITIONAL INFORMATION

Other Proposals or Nominees for Presentation at Next Year’s Annual Meeting (Advance Notice)

Article IV, Section 6 of our By-Laws requires that any stockholder proposal, including director nominations, that is not submitted for inclusion in next year’s Proxy Statement (either under SEC Rule 14a-8 or our proxy access By-Laws), but is instead sought to be presented directly at the 2017 annual meeting, must be received at our principal executive offices no earlier than the 120th day and no later than the close of business on the 90th day prior to the first anniversary of 2016 Annual Meeting. Additional information about these advance notice requirements can be found in our By-Laws, available at www.chevron.com.

•

When to send these proposals. Proposals and nominations submitted pursuant to our advance notice By-Laws must be received no earlier than January 25, 2017 and no later than the close of business on February 24, 2017.

•

Where to send these proposals. Proposals and nominations should be submitted by overnight mail and addressed to Mary A. Francis, Corporate Secretary and Chief Governance Officer, Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon, CA 94583-2324.

•	What to include. Proposals and nominations must include the information required by our advance notice By-Laws.

84	Chevron Corporation—2016 Proxy Statement

ADDITIONAL INFORMATION

Preregistering for and Attending the Annual Meeting

The Annual Meeting will be held on Wednesday, May 25, 2016, at Chevron Park Auditorium, 6001 Bollinger Canyon Road, San Ramon, CA 94583-2323. The meeting will begin promptly at 8:00 a.m. PDT.

Important Notice Regarding Admission to the 2016 Annual Meeting

Stockholders or their legal proxy holders who wish to attend the Annual Meeting must preregister with and obtain an admission ticket from Chevron’s Corporate Governance Department. Tickets will be distributed on a first-come, first-served basis. Requests for admission tickets must be received by Chevron no later than 5:00 p.m. PDT on Thursday, May 19, 2016. For complete instructions for preregistering and obtaining an admission ticket, please read the information below.

Registration and Rules for Admission

Due to space constraints and other security considerations, only stockholders or their legal proxy holders that have preregistered and been issued an admission ticket may attend the Annual Meeting. We are not able to admit the guests of either stockholders or their legal proxy holders. Stockholders holding shares in a joint account may request tickets to the meeting if they provide proof of joint ownership and both stockholders follow the admission requirements described below.

To preregister for and receive an admission ticket to the Annual Meeting, please send your request to Chevron’s Corporate Governance Department by:

•	email, corpgov@chevron.com;

•	fax, 925-842-2846; or

•	mail, Chevron Corporation, Attn: Corporate Governance Department, 6001 Bollinger Canyon Road, T3189, San Ramon, CA 94583-2324.

If you have questions about the admission process, you may call 1-877-259-1501.

Requests for preregistration and an admission ticket must be received no later than 5:00 p.m. PDT on Thursday, May 19, 2016.

Your request must include your name, email address, mailing address, telephone number (in case we need to contact you regarding your request), and one of the following:

•

If you are a stockholder of record (i.e., you hold your shares through Chevron’s transfer agent, Computershare), your request must include one of the following items: (i) a copy of your proxy card delivered as part of your proxy materials, (ii) a copy of your Computershare account statement indicating your ownership of Chevron common stock as of the record date, or (iii) the Notice Regarding the Availability of Proxy Materials, if you received one.

•

If you are a street name stockholder (i.e., you hold your shares through an intermediary, such as a bank or broker), your request must include one of the following items: (i) a copy of the voting instruction form provided by your broker or other holder of record as part of your proxy materials, (ii) a copy of a recent bank or brokerage account statement indicating your ownership of Chevron common stock as of the record date, or (iii) the Notice Regarding the Availability of Proxy Materials, if you received one.

•

If you are not a stockholder, but are attending as proxy for a stockholder, your request must include a valid legal proxy. If you plan to attend as proxy for a stockholder of record, you must present a valid legal proxy from the stockholder of record to you. If you plan to attend as proxy for a street name stockholder, you must present a valid legal proxy from the stockholder of record (i.e., the bank, broker, or other holder of record) to the street name stockholder that is assignable and a valid legal proxy from the street name stockholder to you. Stockholders may appoint only one proxy holder to attend on their behalf.

Registration requests will be filled on a first-come, first-served basis. If space is available, you will receive an admission ticket by email or mail.

On the day of the Annual Meeting, please be prepared to present a form of government-issued photo identification, along with your admission ticket, at the meeting registration desk. The registration desk will open at 7:00 a.m. PDT on May 25, 2016.

Prohibited Items

Cameras, recording equipment, electronic devices (including cell phones, tablets, laptops, etc.), purses, bags, briefcases, posters, signs, or packages will NOT be allowed into the Annual Meeting, other than for Company purposes. A checkroom or station for such items will be provided. We reserve the right to deny admission to any person carrying any item that may pose a threat to the physical safety of stockholders or other meeting participants. Attendees will be asked to pass through a security screening device prior to entering the Annual Meeting. We regret any inconvenience this may cause you, and we appreciate your cooperation. We also reserve the right to implement additional security procedures to ensure the safety of the meeting attendees.

Chevron Corporation—2016 Proxy Statement	85

Appendix A	Reconciliation of Non-GAAP Financial Measures Referenced in the Compensation Discussion and Analysis

Reconciliation of Chevron’s Adjusted Earnings	Total Chevron Corporation
	2015	2014	2013	2012	2011	2010
Adjusted Earnings(1) ($ million)	$6,737	$17,956	$21,523	$23,779	$26,395	$18,799
Adjustment Items:
Asset Dispositions(2)	2,110	2,760	–	2,400	500	400
Other Adjustment Items(3)	(4,260)	(1,475)	(100)	–	–	(175)
Total Adjustment Items	(2,150)	1,285	(100)	2,400	500	225
Reported Earnings ($ million)	$4,587	$19,241	$21,423	$26,179	$26,895	$19,024
Average Capital Employed(4) ($ Million)	$188,244	$177,434	$160,441	$141,179	$124,810	$110,181
(1)

Adjusted Earnings = Reported Earnings less adjustments for certain non-recurring items noted above, except foreign exchange. Earnings of competitors are adjusted on a consistent basis as Chevron to exclude certain non-recurring items based on publicly available information.

(2)	Does not include dispositions immaterial to our business.
(3)	Includes asset Impairments, revaluations and other items.
(4)

Capital Employed is the sum of Chevron Corporation stockholders’ equity, total debt and non-controlling interests. Average capital employed is computed by averaging the sum of capital employed at the beginning and end of the year.

Reconciliation of Chevron’s Adjusted Earnings	Total Upstream
	2015	2014	2013	2012	2011	2010
Adjusted Earnings(1) ($ million)	$1,909	$16,063	$20,809	$21,788	$24,786	$17,677
Adjustment Items:
Asset Dispositions(2)	310	1,780	–	2,000	–	–
Other Adjustment Items(3)	(4,180)	(950)	–	–	–	–
Total Adjustment Items	(3,870)	830	–	2,000	–	–
Reported Earnings ($ million)	$(1,961)	$16,893	$20,809	$23,788	$24,786	$17,677
Net Production Volume(4) (MBOED)(5)	2,539	2,484	2,509	2,523	2,587	2,674
Reported Earnings per BOE(6)	$(2.12)	$18.63	$22.73	$25.76	$26.25	$18.11
Adjusted Earnings per BOE(6)	$2.06	$17.72	$22.73	$23.59	$26.25	$18.11
(1)

Adjusted Earnings = Reported Earnings less adjustments for certain non-recurring items noted above, except foreign exchange. Earnings of competitors are adjusted on a consistent basis as Chevron to exclude certain non-recurring items based on publicly available information.

(2)	Does not include dispositions immaterial to our business.
(3)	Includes asset Impairments, revaluations and other items.
(4)	Excludes own use fuel (natural gas consumed in operations).
(5)	Thousand of Barrels of Oil Equivalent Per Day.
(6)	Barrels of Oil Equivalent.

Chevron Corporation—2016 Proxy Statement	A-1

APPENDIX A

Reconciliation of Chevron’s Adjusted Earnings	Total Downstream, Including Chemicals
	2015	2014	2013	2012	2011	2010
Adjusted Earnings(1) ($ million)	$5,891	$3,536	$2,237	$3,899	$3,091	$2,228
Adjustment Items:
Asset Dispositions(2)	1,710	960	–	400	500	400
Other Adjustment Items(3)		(160)	–	–	–	(150)
Total Adjustment Items	1,710	800	–	400	500	250
Reported Earnings ($ million)	$7,601	$4,336	$2,237	$4,299	$3,591	$2,478
(1)

Adjusted Earnings = Reported Earnings less adjustments for certain non-recurring items noted above, except foreign exchange. Earnings of competitors are adjusted on a consistent basis as Chevron to exclude certain non-recurring items based on publicly available information.

(2)	Does not include dispositions immaterial to our business.
(3)	Includes asset Impairments, revaluations and other items.

Reconciliation of Chevron’s Adjusted Earnings	Total Downstream, Excluding Chemicals
	2015	2014	2013	2012	2011	2010
Adjusted Earnings(1) ($ million)	$4,876	$2,376	$1,234	$3,047	$2,383	$1,737
Adjustment Items:
Asset Dispositions(2)	1,710	960	–	400	500	400
Other Adjustment Items(3)	–	(160)	–	–	–	(150)
Total Adjustment Items	1,710	800	–	400	500	250
Reported Earnings ($ million)	$6,586	$3,176	$1,234	$3,447	$2,883	$1,987
Volumes (MBD)(4)	2,735	2,711	2,711	2,765	2,949	3,113
Reported Earnings per Barrel	$6.60	$3.21	$1.25	$3.41	$2.68	$1.75
Adjusted Earnings per Barrel	$4.88	$2.40	$1.25	$3.01	$2.21	$1.53
(1)

Adjusted Earnings = Reported Earnings less adjustments for certain non-recurring items noted above, except foreign exchange. Earnings of competitors are adjusted on a consistent basis as Chevron to exclude certain non-recurring items based on publicly available information.

(2)	Does not include dispositions immaterial to our business.
(3)	Includes asset Impairments, revaluations and other items.
(4)	Thousand of Barrels Per Day.

A-2	Chevron Corporation—2016 Proxy Statement

Appendix B	Amendment Number One to the Chevron Corporation Non-Employee Directors’ Equity Compensation and Deferral Plan and Chevron Corporation Non-Employee Directors’ Equity Compensation and Deferral Plan

AMENDMENT NUMBER ONE TO THE

CHEVRON CORPORATION NON-EMPLOYEE

DIRECTORS’ EQUITY COMPENSATION AND DEFERRAL PLAN

WHEREAS, Chevron Corporation (the “Corporation”) maintains the Chevron Corporation Non-Employee Directors’ Equity Compensation and Deferral Plan (the “Plan”); and

WHEREAS, pursuant to Section XII.(a) of the Plan, the Board of Directors of the Corporation (the “Board”) has the authority to amend the Plan; and

WHEREAS, the Board desires to amend the Plan to increase the number of shares subject to the Plan.

NOW THEREFORE, be it resolved, the Plan is hereby amended, effective May 25, 2016, as follows:

1.	Section IV.(b) of the Plan is hereby amended in its entirety to read as follows:

“(b) Shares Subject to the Plan. The maximum number of Shares for which Awards may be granted under the Plan is 1,600,000 Shares, which includes Shares previously authorized under this Plan on March 26, 2003. The limitation as to the maximum number of Shares set forth in this Section IV.(b) shall be subject to adjustment as provided in Section X.”

2.	Section IV.(e) of the Plan is hereby added:

“(e) Annual Award Limits. The maximum number of Shares with respect to which any Options, Stock Units or Restricted Stock Award may be granted to any Non-Employee Director in any calendar year shall be 40,000 Shares, subject to adjustments made in accordance with Section X. hereof, or the cash equivalent thereof to the extent such Awards are payable in cash or property.”

*     *     *

Date: March 30, 2016

By:	/s/ Ronald D. Sugar
Ronald D. Sugar, Lead Director Chevron Corporation

Chevron Corporation—2016 Proxy Statement	B-1

Appendix B

CHEVRON CORPORATION

NON-EMPLOYEE DIRECTORS’ EQUITY

COMPENSATION AND DEFERRAL PLAN

Amended and Restated on December 10, 2008

B-2	Chevron Corporation—2016 Proxy Statement

Appendix B

SECTION I.	PURPOSE	B-5

SECTION II.	DEFINITIONS	B-5
(a) “Account”		B-5
(b) “Annual Cash Retainer”		B-5
(c) “Annual Compensation Cycle”		B-5
(d) “Annual Meeting”		B-5
(e) “Award” or “Awards”		B-5
(f) “Beneficiary”		B-5
(g) “Board”		B-5
(h) “Change in Control”		B-5
(i) “Code”		B-5
(j) “Committee”		B-5
(k) “Common Stock”		B-5
(l) “Corporation”		B-5
(m) “Disability”		B-5
(n) “Discretionary Transaction”		B-5
(o) “Dividend Equivalent”		B-6
(p) “Exchange Act”		B-6
(q) “Fair Market Value”		B-6
(r) “Non-Employee Director”		B-6
(s) “Option”		B-6
(t) “Option Agreement”		B-6
(u) “Plan”		B-6
(v) “Restricted Stock”		B-6
(w) “Rules”		B-6
(x) “Share”		B-6
(y) “Stock Unit”		B-6

SECTION III.	ADMINISTRATION	B-6
(a) Composition and Powers of the Committee		B-6
(b) Liability of Board and Committee Members		B-6
(c) Administration of the Plan Following a Change in Control		B-6

SECTION IV.	DURATION OF THE PLAN AND SHARES SUBJECT TO THE PLAN	B-6
(a) Duration of the Plan		B-6
(b) Shares Subject to the Plan		B-6
(c) Accounting for Numbers of Shares		B-6
(d) Source of Stock Issued Under the Plan		B-6

SECTION V.	PERSONS ELIGIBLE FOR AWARDS AND DEFERRALS	B-6

SECTION VI.	OPTIONS	B-7
(a) Option Grant		B-7

Chevron Corporation—2016 Proxy Statement	B-3

Appendix B

(b) Exercise of Options		B-7
(c) Rights as a Stockholder		B-7

SECTION VII.	STOCK UNITS	B-7
(a) Stock Unit Awards		B-7
(b) Stockholders’ Rights		B-7
(c) Pre-1997 Stock Unit Accounts		B-7

SECTION VIII.	RESTRICTED STOCK	B-7
(a) Restricted Stock Awards		B-7
(b) Stockholders’ Rights		B-7

SECTION IX.	DEFERRED COMPENSATION	B-7

SECTION X.	RECAPITALIZATION	B-7

SECTION XI.	SECURITIES LAW REQUIREMENTS	B-8

SECTION XII.	AMENDMENTS OF THE PLAN AND AWARDS	B-8
(a) Plan Amendments		B-8
(b) Amendments of Awards		B-8
(c) Rights of Non-Employee Directors		B-8

SECTION XIII.	TERMINATION OR SUSPENSION OF THE PLAN	B-8
(a) Termination or Suspension		B-8
(b) Dissolution or Bankruptcy		B-9

SECTION XIV.	GENERAL PROVISIONS	B-9
(a) Application of Funds		B-9
(b) Creditors’ Rights		B-9
(c) No Obligation to Exercise Option		B-9
(d) Costs of the Plan		B-9
(e) Non-Employee Director’s Beneficiary		B-9
(f) Prohibition of Opposite Way Transactions and Discretionary Transactions		B-9
(g) Severability		B-9
(h) Binding Effect of Plan		B-9
(i) No Waiver of Breach		B-9
(j) Authority to Establish Grantor Trust		B-9

SECTION XV.	APPROVAL OF STOCKHOLDERS	B-9

B-4	Chevron Corporation—2016 Proxy Statement

Appendix B

CHEVRON CORPORATION

NON-EMPLOYEE DIRECTORS’ EQUITY COMPENSATION AND DEFERRAL PLAN

Amended and Restated on December 10, 2008

SECTION I. PURPOSE.

This Chevron Corporation Non-Employee Directors’ Equity Compensation and Deferral Plan, as amended and restated effective January 1, 2009, shall govern all Awards and deferrals by Non-Employee Directors for which distribution has not commenced prior to January 1, 2009, unless and until modified by the Board; provided that the Non-Employee Director did not obtain a vested legal right to such Awards or deferrals prior to January 1, 2005. A series of installment payments shall be considered to be one distribution as of the date of the first installment for purposes of Section 409A of the Code.

The Plan was originally adopted by the Board on March 26, 2003 and approved by the stockholders on May 22, 2003. It was amended and restated on December 6, 2006 to be effective January 1, 2005. It was subsequently amended and restated on February 28, 2007 and April 25, 2007.

The purposes of the Plan are to attract and retain qualified Non-Employee Directors to serve on the Board and to align the interests of the Non-Employee Directors with those of the stockholders of the Corporation.

SECTION II. DEFINITIONS.

When capitalized in this Plan, the following terms shall have the meanings set forth below:

(a) “Account” means the bookkeeping account maintained on behalf of a Non-Employee Director to which shall be credited any amount described in Section IX.

(b) “Annual Cash Retainer” means the annual fees as determined by the Board and payable in cash as earned monthly to a Non-Employee Director for service as a Non-Employee Director during an Annual Compensation Cycle.

(c) “Annual Compensation Cycle” means that period commencing on the day of the Corporation’s Annual Meeting and running through the day immediately preceding the Corporation’s next Annual Meeting.

(d) “Annual Meeting” means the annual meeting of the stockholders of the Corporation.

(e) “Award” or “Awards” means a grant of an Option, Stock Units, or Restricted Stock under the Plan.

(f) “Beneficiary” means a person designated by a Non-Employee Director for purposes of transferring interests in Awards upon the Non-Employee Director’s death.

(g) “Board” means the Board of Directors of the Corporation.

(h) “Change in Control” shall have the meaning set forth in Article VI of the By-Laws of the Corporation, as such By-Laws may be amended from time to time.

(i) “Code” means the Internal Revenue Code of 1986, as amended.

(j) “Committee” means the Board Nominating and Governance Committee (or other committee designated by the Board).

(k) “Common Stock” means the $0.75 par value common stock of the Corporation or any security of the Corporation identified by the Committee as having been issued in substitution, exchange or lieu thereof.

(l) “Corporation” means Chevron Corporation, a Delaware corporation, or any successor corporation.

(m) “Disability” means the existence of a serious medical condition which is expected to be of long-term duration and which significantly affects the Non-Employee Director’s ability to travel in order to attend meetings of the Board or to perform other essential duties of a Non-Employee Director, as determined by the Committee on the basis of competent medical evidence.

(n) “Discretionary Transaction” shall mean a transaction pursuant to any benefit plan that:

(1) Is at the volition of a plan participant;

(2) Is not made in connection with the participant’s death, Disability, retirement or termination of employment;

(3) Is not required to be made available to a plan participant pursuant to a provision of the Code; and

Chevron Corporation—2016 Proxy Statement	B-5

Appendix B

(4) Results in either an intra-plan transfer involving an equity securities fund of the Corporation, or a cash distribution funded by a volitional disposition of an equity security of the Corporation, or otherwise as such term is defined under Rule 16b-3(b)(1) of the Exchange Act or successor provision thereto.

(o) “Dividend Equivalent” means an amount equal to the dividends that would be payable to the holder of a Stock Unit if the holder held Shares rather than such Stock Units.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

(q) “Fair Market Value” of a Share as of a specified date means the price per share at which Shares were traded at the close of business on such date as reported on the New York Stock Exchange (or other established exchange or exchanges) or, if no trading of Common Stock is reported for that day, the preceding day on which trading was reported.

(r) “Non-Employee Director” means a member of the Board who is not employed by the Corporation or its subsidiaries or affiliates.

(s) “Option” means a non-statutory stock option to purchase a Share awarded pursuant to Section VI. of the Plan. An Option shall not qualify as an incentive stock option under Section 422 of the Code.

(t) “Option Agreement” means an agreement between the Corporation and the Non-Employee Director that contains the terms and conditions pertaining to an Option.

(u) “Plan” means the Chevron Corporation Non-Employee Directors’ Equity Compensation and Deferral Plan, as amended from time to time.

(v) “Restricted Stock” means forfeitable Shares awarded pursuant to Section VIII. of the Plan.

(w) “Rules” means the regulations and rules adopted from time to time by the Committee to interpret or administer the Plan.

(x) “Share” means one share of Common Stock, adjusted in accordance with Section X. of the Plan (if applicable).

(y) “Stock Unit” means a bookkeeping entry unit awarded pursuant to Section VII. of the Plan that is measurable with respect to Shares.

SECTION III. ADMINISTRATION.

(a) Composition and Powers of the Committee. The Plan shall be administered by the Board, except as delegated to the Committee in this Plan or the Rules or by resolution of the Board. The Committee shall have the power to adopt and amend Rules, construe and interpret the Plan and the Rules, and to make all other determinations necessary for the administration of the Plan. Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate. Subject to the approval of the Board, any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding on all persons. The Committee shall consist of two or more Non-Employee Directors who satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act to the extent necessary for grants of Awards to the Non-Employee Directors under Section 16 of the Exchange Act.

(b) Liability of Board and Committee Members. No member of the Board or the Committee shall be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any Award under it.

(c) Administration of the Plan Following a Change in Control. Within thirty (30) days after the occurrence of a Change in Control, the Committee shall appoint an independent organization which shall thereafter administer the Plan and have all of the powers and duties formerly held and exercised by the Committee with respect to the Plan as provided in Section III.(a). Upon such appointment, the Committee shall cease to have any responsibility with respect to the administration of the Plan.

SECTION IV. DURATION OF THE PLAN AND SHARES SUBJECT TO THE PLAN.

(a) Duration of the Plan. The Plan shall remain in effect until terminated by the Board.

(b) Shares Subject to the Plan. The maximum number of Shares for which Awards may be granted under the Plan is eight hundred thousand (800,000) Shares, which has been adjusted for the two-for-one Common Stock split on September 10, 2004 and includes the number of Shares previously authorized for use but unissued pursuant to the Chevron Restricted Stock Plan for Non-Employee Directors. The limitation as to the maximum number of Shares set forth in this Section IV.(b) shall be subject to adjustment as provided in Section X.

(c) Accounting for Numbers of Shares. For the purpose of computing the total number of Shares available for Awards under the Plan there shall be counted against the limitation under the Plan the number of Shares issued or subject to issuance upon exercise or settlement of any outstanding Awards. Dividends paid, Dividend Equivalents granted and interest or other amounts credited with respect to any Award outstanding under the Plan shall not apply against the Plan limitation. If Stock Units, Restricted Stock or Shares issued upon the exercise of Options are forfeited or otherwise terminated before exercise or settlement, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlements of such Stock Units shall reduce the number available for Awards.

(d) Source of Stock Issued Under the Plan. Common Stock issued under the Plan may be either authorized and unissued Shares or issued Shares that have been reacquired by the Corporation, as determined in the sole discretion of the Committee. No fractional Shares shall be issued under the Plan.

SECTION V. PERSONS ELIGIBLE FOR AWARDS AND DEFERRALS.

Non-Employee Directors are eligible for Awards and deferrals. A Non-Employee Director may receive more than one Award, including Awards of the same type, subject to the restrictions of the Plan.

B-6	Chevron Corporation—2016 Proxy Statement

Appendix B

SECTION VI. OPTIONS.

(a) Option Grant. The Board may, in its sole discretion, award Options to Non-Employee Directors. All such Options shall be subject to the terms of the Plan, Rules, and Option Agreement (which shall not be inconsistent with the Plan or Rules). Each Option Agreement shall state the number of Options being granted to a Non-Employee Director. Such number shall be subject to adjustment in accordance with Section X.

(b) Exercise of Options. No Option may have an exercise period exceeding ten (10) years from the grant date. The exercise price of each Option shall be the Fair Market Value of a Share on the date the Option is granted. No fractional Shares shall be issued pursuant to the exercise of an Option.

(c) Rights as a Stockholder. A Non-Employee Director who has been awarded an Option or any transferee of an Option (to the extent transfers of an Option are permitted under the Rules) shall have no rights with respect to any Shares covered by his or her Options until the respective Option is properly exercised and the acquired Share is recorded as a book entry on the records of the Corporation. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the Non-Employee Director’s interest is recorded as a book entry on the records of the Corporation, except as provided elsewhere in this Plan or in the Rules.

SECTION VII. STOCK UNITS.

(a) Stock Unit Awards. The Board may award Stock Units to a Non-Employee Director with respect to an Annual Compensation Cycle pursuant to a resolution it adopts no later than the first day of that Annual Compensation Cycle. Such resolution shall include the number of Stock Units awarded to a Non-Employee Director and the effective date of the Award. Notwithstanding the foregoing, the Board may award a proportional number of Stock Units pursuant to a resolution it adopts during the Annual Compensation Cycle to a Non-Employee Director who joins the Board after the first day of the Annual Compensation Cycle. Such resolution shall indicate the proportional number of Stock Units awarded and the effective date of the Award, which shall not be before the Non-Employee Director begins providing services on the Board. Awards of Stock Units shall be subject to the terms and conditions set forth in the Plan, the Rules, and the granting resolution (which shall not be inconsistent with the Plan or Rules). The number of Stock Units awarded under this Section VII.(a) shall be subject to adjustment as provided in Section X.

(b) Stockholders’ Rights. Unless and until such time as a Non-Employee Director receives a distribution of all or a portion of Stock Units awarded pursuant to the Plan in the form of Shares and prior to the date the Non-Employee Director’s interest in such Shares is recorded as a book entry on the records of the Corporation, the Non-Employee Director shall have no dividend rights, voting rights or other rights as a stockholder with respect to such Shares covered by his or her Stock Unit Award. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, if the Rules so provide, any Stock Unit awarded under the Plan may carry with it Dividend Equivalents. Such right entitles the holder to be credited with an amount equal to the cash dividends paid on a Share while a Stock Unit is outstanding. Dividend Equivalents may be converted into additional Stock Units, as provided in the Rules.

(c) Pre-1997 Stock Unit Accounts. The “stock unit account” of each Non-Employee Director who received an award of “stock units” under the Chevron Corporation Restricted Stock Plan for Non-Employee Directors with respect to service as a Non-Employee Director prior to the 1997 Annual Meeting shall continue to be maintained pursuant to the terms of such plan as in effect prior to April 30, 1997.

SECTION VIII. RESTRICTED STOCK.

(a) Restricted Stock Awards. The Board may award Restricted Stock to a Non-Employee Director with respect to an Annual Compensation Cycle pursuant to a resolution it adopts no later than the first day of that Annual Compensation Cycle. Such resolution shall include the number of Shares of Restricted Stock awarded to a Non-Employee Director and the effective date of the Award. Notwithstanding the foregoing, the Board may award a proportional number of Shares of Restricted Stock pursuant to a resolution it adopts during the Annual Compensation Cycle to a Non-Employee Director who joins the Board after the first day of the Annual Compensation Cycle. Such resolution shall indicate the proportional number of Shares of Restricted Stock awarded and the effective date of the Award, which shall not be before the Non-Employee Director begins providing services on the Board. Awards of Restricted Stock shall be subject to the terms and conditions set forth in the Plan, the Rules, and the granting resolution (which shall not be inconsistent with the Plan or Rules). The number of Shares subject to an Award of Restricted Stock under this Section VIII.(a) shall be subject to adjustment as provided in Section X.

(b) Stockholders’ Rights. The Corporation shall maintain in its records a book entry account to which the Shares represented by each Award of Restricted Stock shall be credited. The Shares in the book entry account represented by such Award of Restricted Stock shall be subject to the terms, conditions, and restrictions applicable to such Award. The Committee shall require that no change shall be made in the book entry account representing an Award of Restricted Stock until the restrictions thereon shall have lapsed. At that time, a book entry shall be made in the records of the Corporation in the name of the Non-Employee Director in the amount of Shares as to which the restrictions have lapsed. Except as provided in the Rules, the holders of an Award of Restricted Stock shall have the same voting, dividend and other rights as the Corporation’s other stockholders.

SECTION IX. DEFERRED COMPENSATION.

A Non-Employee Director may elect to defer receipt of all or a portion of his or her Annual Cash Retainer and/or Stock Units. Such deferrals shall be subject to the terms and conditions set forth in the Plan and the Rules.

SECTION X. RECAPITALIZATION.

(a) Subject to any required action by the stockholders, the number of Shares covered by the Plan as provided in Section IV., the number of Shares covered by or referred to in each outstanding Award and the exercise price, if applicable, of each outstanding Award shall be proportionately adjusted for:

(1) Any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares;

(2) The payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of such Shares effected without receipt of consideration by the Corporation;

Chevron Corporation—2016 Proxy Statement	B-7

Appendix B

(3) The declaration of a dividend payable in cash that has a material effect on the price of issued Shares; or

(4) A recapitalization, spinoff or similar occurrence.

(b) Subject to any required action by the stockholders, if the Corporation is the surviving corporation in any merger, consolidation or other reorganization, each outstanding Award (other than an Award of Restricted Stock that is outstanding at such time) shall pertain and apply to the securities to which a holder of the number of Shares subject to the Award would have been entitled.

(c) In the event of a dissolution or liquidation of the Corporation or a merger, consolidation or other reorganization pursuant to which the Corporation is not the surviving corporation, the Shares subject to each non-vested Award shall be handled in accordance with the terms of the agreement of merger, consolidation or reorganization which may provide for the full vesting, cash-out or assumption of such Awards.

(d) In the event of a change in the Common Stock, which is limited to a change of all of the Corporation’s authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

(e) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee as directed by the Board, and the action in that respect shall be final, binding and conclusive.

(f) Except as provided in this Section X., a Non-Employee Director shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Except as provided in this Section X., any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to an Award.

(g) The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

(h) The Committee shall prescribe Rules governing the adjustment of the number of Shares covered by the Plan as provided in Section IV., the number of Shares covered by or referred to in each outstanding Award and the exercise price, if applicable, of each outstanding Award in the event that preferred stock purchase rights issued pursuant to any stockholder rights plan detach from the Common Stock and become exercisable.

SECTION XI. SECURITIES LAW REQUIREMENTS.

No Shares shall be issued and no Options shall become exercisable pursuant to the Plan unless and until the Corporation has determined that:

(a) It and the Non-Employee Director have taken all actions required to register the Shares under the Securities Act of 1933, as amended, or perfect an exemption from the registration requirements thereof;

(b) Any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and

(c) Any other applicable provision of state or federal law has been satisfied.

SECTION XII. AMENDMENTS OF THE PLAN AND AWARDS.

(a) Plan Amendments. The Board may, insofar as permitted by law, from time to time and in its discretion, with respect to any Shares at the time not subject to Awards, suspend the Plan or revise or amend it in any respect whatsoever without stockholder approval. However, unless the Board specifically otherwise provides, any revision or amendment that would cause the Plan to fail to comply with any requirement of applicable law or regulation if such amendment were not approved by the stockholders of the Corporation shall not be effective unless and until the approval of the stockholders of the Corporation is obtained.

(b) Amendments of Awards. Subject to the terms and conditions and within the limitations of the Plan, the Board may amend, cancel, modify, extend or renew outstanding Awards granted under the Plan, or accept the exchange of outstanding non-vested Awards (to the extent not theretofore exercised) for the granting of new Awards in substitution therefore.

(c) Rights of Non-Employee Directors. No amendment, suspension or termination of the Plan nor any amendment, cancellation or modification of any Rule or Award outstanding under the Plan that would adversely affect the right of any Non-Employee Director in an Award previously granted under the Plan shall be effective without the written consent of the affected Non-Employee Director, unless such amendment is necessary or appropriate to comply with applicable law (including applicable tax law necessary to obtain favorable tax treatment).

SECTION XIII. TERMINATION OR SUSPENSION OF THE PLAN.

(a) Termination or Suspension. The Board may terminate or suspend the Plan at any time.

(1) In the event of termination of the Plan, any deferred amounts may be distributed within the period beginning twelve (12) months after the date the Plan was terminated and ending twenty-four (24) months after the date the Plan was terminated, or pursuant to Sections IV. to VI. of the Rules, if earlier. If the Plan is terminated and deferred amounts are distributed, the Corporation shall terminate all account balance non-qualified and stock based deferred compensation plans with respect to all participants and shall not adopt a new account balance or stock based non-qualified deferred compensation plan for at least three (3) years after the date the Plan was terminated and administered in accordance with Treas. Reg. Section 1.409A-3(j)(4)(ix).

B-8	Chevron Corporation—2016 Proxy Statement

Appendix B

(2) In the event of a suspension of the Plan, the Plan will continue without any additional Awards or deferrals.

(b) Dissolution or Bankruptcy. The Plan shall automatically terminate upon a dissolution of the Corporation that is taxed under Code section 331 or with the approval of a bankruptcy court pursuant to 11 U.S.C. Section 503(b)(1)(A), provided that the deferred amounts are distributed and included in the gross income of the Non-Employee Directors by the latest of (i) the calendar year in which the Plan terminates or (ii) the first calendar year in which payment of the deferred amounts is administratively practicable.

SECTION XIV. GENERAL PROVISIONS.

(a) Application of Funds. The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option shall be used for general corporate purposes.

(b) Creditors’ Rights. Non-Employee Directors shall have no rights other than those of a general creditor of the Corporation with respect to Stock Unit Awards and any Account established pursuant to Section IX. These interests shall represent unfunded and unsecured obligations of the Corporation, subject to the terms and conditions of the applicable Rules.

(c) No Obligation to Exercise Option. The award of an Option shall impose no obligation upon the Non-Employee Director to exercise such Option.

(d) Costs of the Plan. The costs and expenses of administering the Plan shall be borne by the Corporation.

(e) Non-Employee Director’s Beneficiary. The Rules may provide that a Non-Employee Director may designate a Beneficiary with respect to any Award in the event of death of such Non-Employee Director. If such Beneficiary is the executor or administrator of the estate of the Non-Employee Director, any rights with respect to such Award may be transferred to the person or persons or entity (including a trust, if permitted under the Rules) entitled thereto by bequest of or inheritance from the holder of such Award.

(f) Prohibition of Opposite Way Transactions and Discretionary Transactions. To the extent any transactions executed by a Non-Employee Director in securities of the Corporation would be considered a non-exempt purchase or sale of an equity security of the Corporation for purposes of the short-swing profit recovery provisions of Section 16(b) of the Exchange Act, such Non-Employee Director shall be prohibited from executing, or electing to enter into, any transaction relating to or resulting from Awards under this Plan that would be considered an opposite way transaction within six (6) months from such prior non-exempt transaction. In addition, a Non-Employee Director shall be prohibited from engaging in, or electing to engage in, a Discretionary Transaction under the Plan if the election to engage in such transaction is less than six (6) months after an election to engage in an opposite way Discretionary Transaction under any benefit plan of the Corporation, including this Plan.

(g) Severability. The provisions of the Plan shall be deemed severable and the validity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

(h) Binding Effect of Plan. The Plan shall be binding upon and shall inure to the benefit of the Corporation, its successors and assigns and the Corporation shall require any successor or assign to expressly assume and agree to perform the Plan in the same manner and to the same extent that the Corporation would be required to perform it if no such succession or assignment had taken place. The term “the Corporation” as used herein shall include such successors and assigns. The term “successors and assigns” as used herein shall mean a corporation or other entity directly or indirectly acquiring all or substantially all the assets and business of the Corporation (including the Plan) whether by operation of law or otherwise.

(i) No Waiver of Breach. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of the Plan to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions of conditions at the same or at any prior or subsequent time.

(j) Authority to Establish Grantor Trust. The Committee is authorized in its sole discretion to establish a grantor trust for the purpose of providing security for the payment of Awards under the Plan; provided, however, that no Non-Employee Director shall be considered to have a beneficial ownership interest (or any other sort of interest) in any specific asset of the Corporation or of its subsidiaries or affiliates as a result of the creation of such trust or the transfer of funds or other property to such trust.

SECTION XV. APPROVAL OF STOCKHOLDERS.

Adoption of the Plan shall be subject to approval by affirmative vote of the stockholders of the Corporation in accordance with applicable law.

Chevron Corporation—2016 Proxy Statement	B-9

The Chevron Way

Getting Results the Right Way

The Chevron Way explains who we are, what we do, what we believe and what we plan to accomplish.

It establishes a common understanding not only for those of us who work here, but for all who interact with us.

Vision

At the heart of The Chevron Way is our vision ... to be the global energy company most admired for its people, partnership and performance.

Our vision means we:

•	safely provide energy products vital to sustainable economic progress and human development throughout the world;
•	are people and an organization with superior capabilities and commitment;
•	are the partner of choice;
•	earn the admiration of all our stakeholders — investors, customers, host governments, local communities and our employees – not only for the goals we achieve but how we achieve them;
•	deliver world-class performance.

Values

Our company’s foundation is built on our values, which distinguish us and guide our actions. We conduct our business in a socially responsible and ethical manner. We respect the law, support universal human rights, protect the environment and benefit the communities where we work.

Integrity

We are honest with others and ourselves. We meet the highest ethical standards in all business dealings. We do what we say we will do. We accept responsibility and hold ourselves accountable for our work and our actions.

Trust

We trust, respect and support each other, and we strive to earn the trust of our colleagues and partners.

Diversity

We learn from and respect the cultures in which we work. We value and demonstrate respect for the uniqueness of individuals and the varied perspectives and talents they provide. We have an inclusive work environment and actively embrace a diversity of people, ideas, talents and experiences.

Ingenuity

We seek new opportunities and out-of-the-ordinary solutions. We use our creativity to find unexpected and practical ways to solve problems. Our experience, technology and perseverance enable us to overcome challenges and deliver value.

Partnership

We have an unwavering commitment to being a good partner focused on building productive, collaborative, trusting and beneficial relationships with governments, other companies, our customers, our communities and each other.

Protecting People and the Environment

We place the highest priority on the health and safety of our workforce and protection of our assets and the environment. We aim to be admired for world-class performance through disciplined application of our Operational Excellence Management System.

High Performance

We are committed to excellence in everything we do, and we strive to continually improve. We are passionate about achieving results that exceed expectations — our own and those of others. We drive for results with energy and a sense of urgency.

Strategies

Our Strategic Plan sets direction, aligns our organization, and differentiates us from the competition. It guides our actions to successfully manage risk and deliver shareholder value.

Enterprise Strategies

People

Invest in people to strengthen organizational capability and develop a talented global workforce that gets results the right way

Execution

Execute with excellence through rigorous application of our operational excellence and capital stewardship systems and disciplined cost management

Growth

Grow profitably by using our competitive advantages to maximize value from existing assets and capture new opportunities

Major Business Strategies

Upstream

Grow profitably in core areas and build new legacy positions

Downstream and Chemicals

Deliver competitive returns and grow earnings across the value chain

Gas and Midstream

Apply commercial and functional excellence to enable the success of Upstream and Downstream & Chemicals

Technology

Differentiate performance through technology

Renewable Energy and Energy Efficiency

Invest in profitable renewable energy and energy efficiency solutions

For more information: The Chevron Way

www.chevron.com/about/chevronway

CHEVRON CORPORATION 6001 BOLLINGER CANYON ROAD SAN RAMON, CA 94583-2324

VOTE BY TELEPHONE OR INTERNET OR MAIL

24 Hours a Day, 7 Days a Week

VOTE BY INTERNET - www.proxyvote.com or, from a smartphone, scan the QR Barcode above.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date or on the applicable Employee Voting Plan cutoff date. Have your proxy card in hand when you access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date or on the applicable Employee Voting Plan cutoff date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Chevron Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Chevron Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E03164-P77002-Z67487	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CHEVRON CORPORATION

If you wish to vote in accordance with the Board of Directors’ recommendations, you need only sign, date, and return this proxy card. Your Board recommends you vote FOR the election of the following Board Nominees for Director 1a through 1k:			For	Against	Abstain
	1a.	A. B. Cummings Jr.	☐	☐	☐

	1b.	L. F. Deily	☐	☐	☐

	1c.	R. E. Denham	☐	☐	☐

	1d.	A. P. Gast	☐	☐	☐

	1e.	E. Hernandez Jr.	☐	☐	☐

	1f.	J. M. Huntsman Jr.	☐	☐	☐

	1g.	C. W. Moorman IV	☐	☐	☐

	1h.	J. G. Stumpf	☐	☐	☐

	1i.	R. D. Sugar	☐	☐	☐

	1j.	I. G. Thulin	☐	☐	☐

	1k.	J. S. Watson	☐	☐	☐

Your Board recommends you vote FOR Board proposals 2 through 4:			For	Against	Abstain

2.	Ratification of Appointment of PWC as Independent Registered Public Accounting Firm		☐	☐	☐

3.	Advisory Vote to Approve Named Executive Officer Compensation		☐	☐	☐

4.	Amendment to the Chevron Corporation Non-Employee Directors’ Equity Compensation and Deferral Plan		☐	☐	☐

Your Board recommends you vote AGAINST stockholder proposals 5 through 12:		For	Against	Abstain

5.	Report on Lobbying	☐	☐	☐

6.	Adopt Targets to Reduce GHG Emissions	☐	☐	☐

7.	Report on Climate Change Impact Assessment	☐	☐	☐

8.	Report on Reserve Replacements	☐	☐	☐

9.	Adopt Dividend Policy	☐	☐	☐

10.	Report on Shale Energy Operations	☐	☐	☐

11.	Recommend Independent Director with Environmental Expertise	☐	☐	☐

12.	Set Special Meetings Threshold at 10%	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Dear Stockholder:

The lower portion of this form is your proxy card for voting at Chevron Corporation’s 2016 Annual Meeting of Stockholders. It is important that you vote. You may vote by telephone, Internet, or mail by following the instructions printed on this form. If you vote by mail, please mark, sign, date, and return the proxy card (the lower portion of this form) using the enclosed postage-paid envelope or return it to Chevron Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. You must sign, date, and return the proxy card for your vote to be counted.

Important Notice Regarding Admission to the 2016 Annual Meeting
Stockholders or their legal proxy holders who wish to attend the Annual Meeting must preregister with and obtain an admission ticket from Chevron’s Corporate Governance Department. Tickets will be distributed on a first-come, first-served basis. Requests for admission tickets must be received by Chevron no later than 5:00 p.m. PDT on Thursday, May 19, 2016. For complete instructions for preregistering and obtaining an admission ticket, see page 85 of the Proxy Statement.
Sincerely,
Mary A. Francis
Corporate Secretary and Chief Governance Officer

Annual Meeting of Stockholders
•	Meeting Date:	Wednesday, May 25, 2016
•	Meeting Time:	8:00 a.m., PDT (doors open at 7:30 a.m.)
•	Meeting Location:	Chevron Park Auditorium
6001 Bollinger Canyon Road
San Ramon, CA 94583-2324

Prohibited items: Cameras, recording equipment, electronic devices (including cell phones, tablets, laptops, etc.), purses, bags, briefcases, or packages will NOT be allowed into the Annual Meeting, other than for Company purposes. A checkroom or station for such items will be provided. We reserve the right to deny admission to any person carrying any item that may pose a threat to the physical safety of stockholders or other meeting participants. Attendees will be asked to pass through a security screening device prior to entering the Annual Meeting. We regret any inconvenience this may cause you, and we appreciate your cooperation. We also reserve the right to implement additional security procedures to ensure the safety of meeting attendees.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Wednesday, May 25, 2016: The Notice of the 2016 Annual Meeting, 2016 Proxy Statement, and 2015 Annual Report are available at www.proxyvote.com.

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E03165-P77002-Z67487

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CHEVRON CORPORATION

The undersigned stockholder of Chevron Corporation hereby appoints John S. Watson, R. Hewitt Pate, and Mary A. Francis, and each of them, proxy holders of the undersigned, each with full power of substitution, to represent and to vote all the shares of Chevron Corporation common stock held of record by the undersigned on Wednesday, March 30, 2016 at Chevron Corporation’s Annual Meeting of Stockholders, to be held on Wednesday, May 25, 2016, and any adjournment or postponement thereof. The proxy holders will vote as directed by the undersigned. If the undersigned signs, dates, and returns this proxy card but gives no directions for voting, the proxy holders will vote in accordance with the Board’s recommendations. The proxy holders will vote in accordance with their discretion on such other matters as may properly come before the meeting and any adjournment or postponement thereof, including, without limitation, any proposal to adjourn the meeting to a later time and place for the purpose of soliciting additional proxies, unless the undersigned strikes out this sentence.

If shares of Chevron Corporation common stock are issued to or held for the account of the undersigned under employee stock or retirement benefit plans and voting rights are attached to such shares (an “Employee Voting Plan”), the undersigned hereby directs the respective fiduciary of each applicable Employee Voting Plan to vote all shares of Chevron Corporation common stock held in the undersigned’s name and/or account under such Voting Plan in accordance with the instructions given herein, at Chevron Corporation’s Annual Meeting of Stockholders and any adjournment or postponement thereof, on all matters properly coming before the meeting, including but not limited to the matters set forth on the reverse side. If the undersigned has shares in an Employee Voting Plan and does not vote those shares, the Employee Voting Plan fiduciary may or may not vote the shares, in accordance with the terms of the Employee Voting Plan. All votes of Employee Voting Plan shares must be received by the respective fiduciary by 11:59 P.M., EDT, Friday, May 20, 2016, or other Employee Voting Plan cutoff date determined by the Employee Voting Plan fiduciary, in order to be counted. Employee Voting Plan shares may not be voted at the meeting.

Your telephone or Internet vote authorizes the named proxy holders and/or the respective Employee Voting Plan fiduciary to vote the shares in the same manner as if you marked, signed, and returned your proxy form.

If you vote your proxy via telephone or Internet, you do not need to mail back your proxy card.

If you vote by mail, please mark, sign, date, and return the proxy card on the reverse side and return it using the enclosed postage-paid envelope or return it to Chevron Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.